SCUDDER
                                                                   INVESTMENTS




Scudder Variable Series
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         |
                                         |   Semiannual Report
                                         |   June 30, 2001

Contents
----------------------------------------------------------------------------------------

     3   Letter from the Fund's President     21st Century Growth Portfolio

Money Market Portfolio                            51   Portfolio Management Discussion

     4   Portfolio Management Discussion          52   Performance Update

     5   Investment Portfolio                     53   Portfolio Summary

     6   Financial Statements                     54   Investment Portfolio

     8   Financial Highlights                     58   Financial Statements

Bond Portfolio                                    61   Financial Highlights

     9   Portfolio Management Discussion      Global Discovery Portfolio

    10   Portfolio Summary                        62   Portfolio Management Discussion

    11   Investment Portfolio                     63   Performance Update

    15   Financial Statements                     64   Portfolio Summary

    17   Financial Highlights                     65   Investment Portfolio

Balanced Portfolio                                68   Financial Statements

    18   Portfolio Management Discussion          71   Financial Highlights

    19   Portfolio Summary                    International Portfolio

    20   Investment Portfolio                     72   Portfolio Management Discussion

    26   Financial Statements                     73   Performance Update

    29   Financial Highlights                     74   Portfolio Summary

Growth and Income Portfolio                       75   Investment Portfolio

    30   Portfolio Management Discussion          79   Financial Statements

    31   Performance Update                       82   Financial Highlights

    32   Portfolio Summary                    Health Sciences Portfolio

    33   Investment Portfolio                     83   Portfolio Management Discussion

    37   Financial Statements                     84   Portfolio Summary

    40   Financial Highlights                     85   Investment Portfolio

Capital Growth Portfolio                          87   Financial Statements

    41   Portfolio Management Discussion          90   Financial Highlights

    42   Performance Update

    43   Portfolio Summary                        91   Notes to Financial Statements

    44   Investment Portfolio

    47   Financial Statements

    50   Financial Highlights

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

The long-running debate regarding the direction of the U.S. economy was the most important factor influencing the performance of the global financial markets during the first half of the year. Two schools of thought dominated the discourse regarding the fate of the economy and its potential impact on stock prices during this time: Those who were optimistic on the market's prospects said that the substantial interest rate cuts by the U.S. Federal Reserve Board, in combination with the potential stimulus that could result from the recent tax reduction, would spark a rebound in the economy and corporate earnings in the second half of the year. The more pessimistic view said that the economy is plagued by deeper problems that tax cuts and lower interest rates cannot cure quickly, meaning that the slowdown could drag on well into 2002.

Although it is still unclear which of these scenarios will ultimately prove correct, the high level of uncertainty regarding the economy and corporate earnings translated into a difficult first half for stock prices. Technology and telecommunications stocks were hit particularly hard, as were most growth-oriented shares. Overseas equities also declined as investors began to worry that the problems in the United States were spreading to Europe, and that Japan was falling into a recession. However, value stocks and smaller companies generally produced better relative performance, illustrating the continued importance of diversification.

While the environment proved difficult for equities, bonds performed well. Although many investors may have reduced their holdings in bonds during the late 1990s as stocks produced gains of 20% or more for several years in a row, the events of the recent past have shown that bonds remain critical to diversification. For the 12 months ended June 30, 2001, for example, the Lehman Brothers Aggregate Bond Index rose 11.24%, while the S&P 500 Index fell 14.82%. This does not mean, of course, that investors should sell all their stock investments and move entirely into bonds. However, the recent 25-percentage-point outperformance of bonds illustrates why fixed-income investments should continue to play a role in most shareholder portfolios.

Among the many lessons the stock market correction of 2000-2001 has taught us is the fact that diversification remains important, particularly in periods of market turmoil. For this reason, we encourage you to remain focused on the importance of holding a wide range of asset classes in your portfolio, even at the times when one or more of your investments is losing value or rallying sharply. We believe that Scudder Variable Series I, which offers access to a wide range of investment options, can help you construct a well-rounded portfolio that is positioned to perform well in any environment.

Sincerely,
/s/Lin Coughlin

Linda C. Coughlin
President, Scudder Variable Series I

Portfolio Management Discussion
-------------------------------------------------------------------------------
                                                                  June 30, 2001

Money Market Portfolio

Dear Shareholders,

The Money Market Portfolio provided shareholders with a stable $1.00 share price and a competitive yield during its most recent semiannual period ended June 30, 2001. The portfolio's 30-day net annualized yield was 3.92% as of June 30. For the six months ended June 30, 2001, the portfolio posted a 2.46% total return. This performance surpassed the 2.36% average return for funds in the Variable Life Money Market Category for the same period, according to Lipper, Inc. Among its peers, the portfolio ranked in the top 20% of 117 funds in its Lipper category for total return performance.

Most economic releases in early 2001 confirmed fourth quarter 2000 reports that U.S. economic growth is slowing. These releases prompted the Federal Reserve Board to lower the federal funds rate six times from January to June of this year. The magnitude of these actions by the Fed was unprecedented, and arose from concern that the pace of the U.S. economic slowdown could lead to a recession. Warning signs included slumping corporate profits, capital expenditure reductions, higher unemployment, and sliding retail sales. The Fed's dramatic actions combined to substantially reduce the yields for money market securities. As of June 30 2001, three-month Treasury bills yielded 3.66%, more than two percentage points less than 30-year Treasury bonds.

In managing the portfolio, we focus on maintaining its average maturity within a target range (currently 35 to 50 days) and in selecting securities that will benefit the portfolio given current interest rate trends. As a result, we generally do not make large asset allocation shifts within the portfolio. We attempt to maintain exposure to a broad selection of securities, including high-quality commercial paper, variable- and floating-rate securities, U.S. government agency obligations, certificates of deposit, and repurchase agreements. The majority of the portfolio remained invested in asset-backed commercial paper over the period because of its attractive value and high relative yields. In addition, in the current economic environment, credit quality remains paramount due to concerns that U.S. companies are not delivering sufficient earnings at present.

Over the coming months we will periodically reassess our outlook on the economy in light of actions by the Federal Reserve, and adjust our strategy accordingly. We will look for attractive opportunities as they arise, seek to maintain a high yield, and be vigilant in terms of the credit quality of the portfolio as we position the Money Market Portfolio for current income, and stability and liquidity of capital.

Sincerely,

Your Portfolio Management Team


/s/Frank J. Rachwalski, Jr.                   /s/Geoffrey A. Gibbs

Frank J. Rachwalski, Jr.                      Geoffrey A. Gibbs
Lead Portfolio Manager                        Portfolio Manager

/s/Jerri I. Cohen

Jerri I. Cohen
Portfolio Manager

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

In the current economic environment, credit quality remains paramount due to continuing concerns over U.S. corporate earnings.

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


Money Market Portfolio

                                                                    Principal
                                                                    Amount ($)    Value ($)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Repurchase Agreements 0.7%
-------------------------------------------------------------------------------------------

 State Street Bank and Trust Company, 3.93%, to be repurchased                  ----------
    at $765,251 on 7/2/2001*** (Cost $765,000) ...............       765,000       765,000
                                                                                ----------
-------------------------------------------------------------------------------------------
Commercial Paper 81.6%
-------------------------------------------------------------------------------------------

 Alpine Securitization Corp., 3.96%*, 7/2/2001 ...............     3,000,000     2,999,671
 Amsterdam Funding Corp., 3.82%*, 8/10/2001 ..................     5,000,000     4,978,778
 Beta Finance, Inc., 5.35%*, 7/13/2001 .......................     5,000,000     4,991,083
 Coca-Cola Enterprises, Inc., 3.73%*, 9/26/2001 ..............     5,000,000     4,954,929
 Delaware Funding Corp., 3.82%*, 8/10/2001 ...................     5,000,000     4,978,778
 Eureka Securitization, 3.78%*, 8/30/2001 ....................     5,000,000     4,968,500
 Falcon Asset Security Corp., 4.67%*, 7/10/2001 ..............     5,000,000     4,994,163
 Fountain Square, 3.95%*, 7/10/2001 ..........................     5,000,000     4,995,063
 Goldman Sachs & Co., 5.46%*, 7/24/2001 ......................     5,000,000     5,000,000
 Greenwich Funding Corp., 4.22%*, 7/26/2001 ..................       641,000       639,122
 Hatteras Funding, 3.76%*, 8/24/2001 .........................     5,000,000     4,971,800
 Jupiter Securitization Corp., 4.7%*, 7/12/2001 ..............     6,190,000     6,181,110
 K2 (USA) LLC, 3.68%*, 2/12/2002 .............................     5,000,000     4,884,489
 Pennine Funding LLC, 5%*, 8/3/2001 ..........................     5,000,000     4,977,083
 Private Export Funding, 4.09%*, 8/24/2001 ...................     2,000,000     1,987,730
 Quincy Capital Corp., 3.8%*, 8/17/2001 ......................     5,000,000     4,975,194
 Stellar Funding Group, 4.9%*, 7/12/2001 .....................     5,050,000     5,042,439
 Superior Funding Capital, 3.68%*, 8/7/2001 ..................     5,000,000     4,981,089
 UBS Finance Inc., 4.52%*, 8/15/2001 .........................     5,600,000     5,568,360
 Verizon Network Funding Corp., 3.76%*, 8/14/2001 ............     5,000,000     4,977,022

-------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $92,046,403)                                       92,046,403
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Short-Term Notes 17.7%
-------------------------------------------------------------------------------------------

 Comerica Bank, 3.875%**, 11/9/2001 ..........................     5,000,000     4,999,737
 Countrywide Home Loans, 4.022%**, 9/5/2001 ..................     5,000,000     4,999,923
 Household Finance Corp., 4.142%**, 12/5/2001 ................     5,000,000     5,003,296
 Sigma Finance, Inc., 3.795%**, 11/26/2001 ...................     5,000,000     5,000,000

-------------------------------------------------------------------------------------------
Total Short-Term Notes (Cost $20,002,956)                                       20,002,956
-------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $112,814,359) (a)                    112,814,359
-------------------------------------------------------------------------------------------

*        Annualized yield at time of purchase; not a coupon rate.

** Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their rate as of June 30, 2001. Date shown is next reset date.

*** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a)      Cost for federal income tax purposes is $112,814,359.

         At December 31, 2000, the Portfolio had a net tax basis capital loss carryforward of approximately $3,726 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2005 ($790) and December 31, 2008 ($2,936), the expiration dates. In addition, from November 1 through December 31, 2000, the Money Market Portfolio incurred approximately $529 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the year ending December 31, 2001.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------


Money Market Portfolio

--------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $112,814,359) ..................................................   $ 112,814,359
Cash .....................................................................................................             489
Interest receivable ......................................................................................         183,447
Receivable for Portfolio shares sold .....................................................................       9,364,353
                                                                                                             -------------
Total assets .............................................................................................     122,362,648

Liabilities
--------------------------------------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ....................................................................         404,197
Accrued management fee ...................................................................................          38,733
Accrued accounting fees ..................................................................................           5,577
Accrued Trustees' fees and expenses ......................................................................           2,812
Other accrued expenses and payables ......................................................................          33,794
                                                                                                             -------------
Total liabilities ........................................................................................         485,113
--------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                         $ 121,877,535
--------------------------------------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Paid-in capital ..........................................................................................     121,877,535
--------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                         $ 121,877,535
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($121,877,535 / 121,877,535 outstanding shares of   -------------
   beneficial interest, $.01 par value, unlimited number of shares authorized) ...........................   $        1.00
                                                                                                             -------------

--------------------------------------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------------------------------------------------
Income:
Interest .................................................................................................   $   3,250,639
                                                                                                             -------------
Expenses:
Management fee ...........................................................................................         225,554
Custodian fees ...........................................................................................           4,359
Accounting fees ..........................................................................................          18,100
Auditing .................................................................................................           9,645
Legal ....................................................................................................           2,944
Trustees' fees and expenses ..............................................................................           9,992
Reports to shareholders ..................................................................................           5,145
Registration fees ........................................................................................           3,569
Other ....................................................................................................           6,017
                                                                                                             -------------
Total expenses, before expense reductions ................................................................         285,325
Expense reductions .......................................................................................          (3,353)
                                                                                                             -------------
Total expenses, after expense reductions .................................................................         281,972
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                            2,968,667
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                              $   2,968,667
--------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  Six Months Ended       Year Ended
                                                                                    June 30, 2001       December 31,
Increase (Decrease) in Net Assets                                                    (Unaudited)            2000
--------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ...........................................................   $   2,968,667       $   8,651,659
                                                                                    -------------       -------------
Net increase (decrease) in net assets resulting from operations .................       2,968,667           8,651,659
                                                                                    -------------       -------------
Distributions to shareholders from net investment income ........................      (2,968,667)         (8,651,659)
                                                                                    -------------       -------------
Portfolio share transactions at net asset value of $1.00 per share:
Proceeds from shares sold .......................................................     665,400,920         908,360,240
Net asset value of shares issued to shareholders in reinvestment of distributions       2,968,667           8,651,659
Cost of shares redeemed .........................................................    (667,144,471)       (975,320,508)
                                                                                    -------------       -------------
Net increase (decrease) in net assets from Portfolio share transactions .........       1,225,116
                                                                                    -------------       -------------
Increase (decrease) in net assets ...............................................       1,225,116
Net assets at beginning of period ...............................................     120,652,419         178,961,028
                                                                                    -------------       -------------
Net assets at end of period .....................................................   $ 121,877,535       $ 120,652,419
                                                                                    -------------       -------------



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------


Money Market Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                2001(a)    2000     1999    1998     1997     1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $1.000    $1.000   $1.000  $1.000   $1.000   $1.000
                                                                     ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  (.024)      .060     .049    .052     .051     .050
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  (.024)    (.060)   (.049)  (.052)   (.051)   (.050)
                                                                     ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $1.000    $1.000   $1.000  $1.000   $1.000   $1.000
                                                                     ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       2.46**      6.21     4.99    5.29     5.25     5.09
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    122       121      179     148      103       98
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                        .47(b)*      .46      .43     .44      .46      .46
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                         .46(b)*      .46      .43     .44      .46      .46
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                      4.87*      6.00     4.90    5.17     5.15     4.98
-----------------------------------------------------------------------------------------------------------------------------

(a)      For the six months ended June 30, 2001 (Unaudited).

(b) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .46% and .46%, respectively (see Notes to Financial Statements).

*        Annualized

**       Not annualized

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                 June 30, 2001

Bond Portfolio

Dear Shareholders,

The economy has been in the doldrums throughout 2001, as the "virtuous circle" that sparked powerful growth in late 1999 and early 2000 has abruptly reversed course. Key factors behind the downturn include rising oil prices, the Federal Reserve Board's decision to boost short-term interest rates early in 2000, and an unsustainable boom in spending on technology products that has since reversed (leaving the tech sector awash in inventory). The Fed has sought to counter this weakness by cutting interest rates several times, bringing the fed funds rate to 3.75%, compared to 6.50% at the beginning of the year. This led to relatively strong performance from the one- and two-year Treasury notes, while yields on longer-term issues rose as investors began to anticipate an improving economic backdrop in the months ahead. Corporate bonds generally produced strong performance despite slower earnings and rising default rates. The strongest gains occurred among lower quality investment grade issues, while higher grade bonds and high yield tended to lag. Corporate issues were boosted by the fact that their relative value had become extremely attractive by December of 2000, attracting buyers early in the year.

In this environment, the portfolio produced a total return of 2.53%, versus a return of 3.62% for its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index. The primary reason for the fund's underperformance was its holdings in three corporate securities that did not perform well: McLeod USA (0.39% of the portfolio's market value), and Nextel (0.55%).

The portfolio is overweighted in corporates, market-weighted in mortgage-backed and asset-backed securities -- both of which provide attractive income -- and underweight in Treasuries. Within the corporate area, we have been raising the portfolio's weighting in cyclical industries (such as autos and paper) and keep broadening its sector exposure. We have also been moving down the quality spectrum over the course of the year. We will look to add to the portfolio's position in corporates as opportunity permits, based on our belief that values are compelling on a historical basis. The portfolio's duration (interest rate sensitivity) currently stands at roughly 4.2 years, which is short in relation to the benchmark and neutral relative to the portfolio's peer group. In anticipation of a flatter yield curve (where the difference in yield between 2-year notes and 30-year bonds shrinks), we intend to adopt a "barbell" strategy, where we are overweight in both shorter- and longer-term bonds and underweight in intermediate-term issues.

Looking ahead, we intend to remain focused on the corporate area, where the fact that yield spreads are high by historical standards means that the sector may perform better in an environment of stable or rising short-term interest rates. We will also continue to look for opportunities in the mortgage- and asset-backed areas, which will provide the fund with attractive yields, but which in our view won't add substantially to its risk. Overall, we believe that the current mix of securities in the portfolio will allow the portfolio to capitalize on the environment we see emerging in the second half of the year.

Sincerely,

Your Portfolio Management Team

/s/Robert S. Cessine                                      /s/Richard Scargill

Robert S. Cessine                                         Richard Scargill
Lead Portfolio Manager                                    Portfolio Manager



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Management continues to focus on corporate bonds, which offer attractive yields by historical standards.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                June 30, 2001

Bond Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

              Bond Portfolio --
              Class A                LBAB Index

   '91          10000                  10000
   '92          11485                  11405
   '93          13111                  12750
   '94          12809                  12583
   '95          14272                  14162
   '96          14944                  14871
   '97          16191                  16084
   '98          17736                  17778
   '99          18033                  18335
   '00          18672                  19170
   '01          20503                  21324

              Yearly periods ended June 30


Bond Portfolio                                                   LBAB Index
-------------------------------------------------------------    -----------------------------------------------------------
                                         Total Return                                                    Total Return
                                  ---------------------------                                    ---------------------------

Period Ended         Growth of                     Average       Period Ended        Growth of                     Average
6/30/2001             $10,000      Cumulative       Annual       6/30/2001            $10,000      Cumulative       Annual
-------------------------------------------------------------    -----------------------------------------------------------
1 Year              $  10,980         9.80%          9.80%       1 Year             $  11,124        11.24%         11.24%
-------------------------------------------------------------    -----------------------------------------------------------
5 Year              $  13,720        37.20%          6.53%       5 Year             $  14,339        43.39%          7.47%
-------------------------------------------------------------    -----------------------------------------------------------
10 Year             $  20,503       105.03%          7.44%       10 Year            $  21,324       113.24%          7.86%
-------------------------------------------------------------    -----------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

--------------------------------------------------------------------------------
Asset Quality
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

U.S. Government & Agencies*                            49%
AAA                                                     4%
AA                                                      2%
A                                                      14%
BBB                                                    26%
BB                                                      4%
B                                                       1%
----------------------------------------------------------
                                                      100%
----------------------------------------------------------
Average Quality: AA
*Category includes cash equivalents


---------------------------------------------------------     --------------------------------------------
Effective Maturity                                            Diversification
---------------------------------------------------------     --------------------------------------------
                                                              Corporate Bonds                      44%
Less than 1 year                                      15%     U.S. Treasuries                      18%
1 < 5 years                                           35%     Short-Term Investments               15%
5 < 8 years                                           22%     U.S. Government Agency Pass-Thrus     9%
8 < 15 years                                          23%     Government National Mortgage Assoc.   6%
15 years or greater                                    5%     Foreign Bonds-- U.S.$ Denominated     6%
                                                              Asset-Backed Securities               2%
---------------------------------------------------------     --------------------------------------------
                                                     100%                                         100%
---------------------------------------------------------     --------------------------------------------

Weighted average effective maturity: 6.3 years

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


Bond Portfolio

                                                                                                 Principal
                                                                                                 Amount ($)     Value ($)
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Short-Term Investments 15.3%
-------------------------------------------------------------------------------------------------------------------------

                                                                                                             ------------
 Federal Home Loan Bank, Discount Note, 3.5%*, 7/2/2001 (Cost $24,366,333) ...................   24,369,000   24,366,333
                                                                                                             ------------
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasuries 18.1%
-------------------------------------------------------------------------------------------------------------------------

 U.S. Treasury Bond, 5.625%, 11/30/2002 ......................................................    3,775,000    3,854,049
 U.S. Treasury Note, 4.625%, 2/28/2003 .......................................................    1,000,000    1,006,410
 U.S. Treasury Note, 4.625%, 5/15/2006 .......................................................    1,300,000    1,282,125
 U.S. Treasury Note, 4.75%, 1/31/2003 ........................................................    2,150,000    2,168,146
 U.S. Treasury Note, 5%, 2/15/2011 ...........................................................    1,635,000    1,586,195
 U.S. Treasury Note, 5.75%, 11/15/2005 .......................................................   18,568,000   19,017,531

-------------------------------------------------------------------------------------------------------------------------
Total U.S. Treasuries (Cost $29,239,029)                                                                      28,914,456
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association 6.3% (a)
-------------------------------------------------------------------------------------------------------------------------

 Government National Mortgage Association Pass-thru, 6.5% with various maturities to 6/15/2028    1,334,425    1,322,106
 Government National Mortgage Association Pass-thru, 7% with various maturities to 12/15/2029     5,444,803    5,499,277
 Government National Mortgage Association Pass-thru, 7.5%, 12/20/2030 ........................    2,136,791    2,183,388
 Government National Mortgage Association Pass-thru, 8% with various maturities to 8/15/2030 .    1,051,100    1,089,234

-------------------------------------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $10,024,531)                                             10,094,005
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Pass-Thrus 8.9% (a)
-------------------------------------------------------------------------------------------------------------------------

 Federal National Mortgage Association, 6.5% with various maturities to 6/1/2031 .............    8,176,945    8,052,574
 Federal National Mortgage Association, 7% with various maturities to 5/1/2031 ...............    3,275,102    3,302,669
 Federal National Mortgage Association, 7.5% with various maturities to 7/15/2030 ............    2,198,965    2,250,417
 Federal National Mortgage Association, 8% with various maturities to 10/1/2030 ..............      656,745      681,445

-------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-Thrus (Cost $14,033,318)                                                    14,287,105
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Foreign Bonds -- U.S.$ Denominated 5.8%
-------------------------------------------------------------------------------------------------------------------------

 Apache Finance Canada, 7.75%, 12/15/2029 ....................................................    1,500,000    1,580,700
 British Sky Broadcasting, 6.875%, 2/23/2009 .................................................      800,000      732,384
 Gulf Canada Resources Ltd., 7.125%, 1/15/2011 ...............................................    1,600,000    1,647,392
 PacifiCorp Australia LLC, 6.15%, 1/15/2008 ..................................................    1,000,000      961,360
 Province of Ontario, 5.5%, 10/1/2008 ........................................................    1,600,000    1,553,872
 Province of Quebec, 5.5%, 4/11/2006 .........................................................    1,600,000    1,575,824
 Stora Enso Oyj, 7.375%, 5/15/2011 ...........................................................    1,225,000    1,238,206

-------------------------------------------------------------------------------------------------------------------------
Total Foreign Bonds -- U.S.$ Denominated (Cost $9,228,750)                                                     9,289,738
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Asset Backed 2.2% (b)
-------------------------------------------------------------------------------------------------------------------------

 Automobile Receivables 1.1%
 Capital Auto Receivables Asset Trust, Series 2000-2 A3, 6.46%, 1/15/2004 ....................      425,000      433,925
 Daimler Chrysler Auto Trust, Series 2000-C A3, 6.82%, 9/6/2004 ..............................      550,000      566,794
 Daimler Chrysler Auto Trust, Series 2000-D A3, 6.66%, 1/8/2005 ..............................      450,000      463,523
 First Security Auto Owner Trust, Series 1999-2 A3, 6%, 10/15/2003 ...........................      332,162      333,845
                                                                                                             -----------
                                                                                                               1,798,087
                                                                                                             -----------


    The accompanying notes are an integral part of the financial statements.

                                                                         Principal
                                                                          Amount ($)     Value ($)
---------------------------------------------------------------------------------------------------

 Credit Card Receivables 1.1%
 Citibank Credit Card Issuance Trust, Series 2000-A1, 6.9%, 10/17/2007      500,000      521,328
 MBNA Master Credit Card Trust, Series 2000-I A, 6.9%, 1/15/2008 .....    1,150,000    1,201,091
                                                                                     -----------
                                                                                       1,722,419
                                                                                     -----------
---------------------------------------------------------------------------------------------------
Total Asset Backed (Cost $3,404,962)                                                   3,520,506
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
Corporate Bonds 43.4%
---------------------------------------------------------------------------------------------------

 Consumer Discretionary 1.7%
 Park Place Entertainment, Inc., 8.5%, 11/15/2006 ....................      300,000      315,591
 Tricon Global Restaurants, 7.65%, 5/15/2008 .........................      600,000      586,500
 Wal-Mart Stores, 6.875%, 8/10/2009 ..................................    1,700,000    1,761,234
                                                                                     -----------
                                                                                       2,663,325
                                                                                     -----------
 Consumer Staples 2.8%
 Delhaize America, Inc., 8.125%, 4/15/2011 ...........................    1,375,000    1,429,065
 Pepsi Bottling Group, Inc., 7%, 3/1/2029 ............................      800,000      798,152
 Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009 ....................      800,000      767,720
 Unilever Capital Corp., 7.125%, 11/1/2010 ...........................    1,400,000    1,450,484
                                                                                     -----------
                                                                                       4,445,421
                                                                                     -----------
 Communications 5.8%
 Citizens Communications, 8.5%, 5/15/2006 ............................    1,550,000    1,580,845
 McLeodUSA, Inc., 8.125%, 2/15/2009 ..................................      350,000      185,500
 McLeodUSA, Inc., 11.375%, 1/1/2009 ..................................      700,000      441,000
 Nextel Communications, Inc., 9.375%, 11/15/2009 .....................      600,000      475,500
 Nextel Communications, Inc., 9.5%, 2/1/2011 .........................      525,000      411,469
 Qwest Communications International, 7.5%, 11/1/2008 .................    1,425,000    1,444,836
 Sprint Capital Corp., 7.625%, 1/30/2011 .............................    1,600,000    1,581,312
 TELUS Corp., 7.5%, 6/1/2007 .........................................    1,500,000    1,518,165
 WorldCom, Inc., 8.25%, 5/15/2031 ....................................    1,750,000    1,709,855
                                                                                     -----------
                                                                                       9,348,482
                                                                                     -----------
 Financial 10.0%
 Capital One Bank, 6.875%, 2/1/2006 ..................................      875,000      856,065
 Citigroup, Inc., 7.25%, 10/1/2010 ...................................    1,425,000    1,479,221
 ERAC USA Finance Co., 7.35%, 6/15/2008 ..............................    1,600,000    1,599,056
 Federal National Mortgage Association, 5.25%, 6/15/2006 .............      850,000      837,777
 Federal National Mortgage Association, 7%, 7/15/2005 ................      900,000      950,904
 Felcor Lodging LP (REIT), 8.5%, 6/1/2011 ............................      800,000      764,000
 Firststar Bank, 7.125%, 12/1/2009 ...................................      500,000      515,095
 FleetBoston Financial Corp., 7.25%, 9/15/2005 .......................      825,000      864,039
 Ford Motor Credit Co., 7.875%, 6/15/2010 ............................    1,600,000    1,677,856
 GS Escrow Corp., 7%, 8/1/2003 .......................................    1,000,000      999,240
 General Electric Capital Corp., 6.5%, 12/10/2007 ....................    1,000,000    1,029,730
 General Motors Acceptance Corp., 7.25%, 3/2/2011 ....................      800,000      812,352
 PNC Funding Corp., 7%, 9/1/2004 .....................................      900,000      931,032
 Prudential Insurance Co., 6.375%, 7/23/2006 .........................    1,250,000    1,251,550
 Wells Fargo & Co., 7.55%, 6/21/2010 .................................    1,350,000    1,429,718
                                                                                     -----------
                                                                                      15,997,635
                                                                                     -----------
 Media 5.1%
 CSC Holdings, Inc., 7.875%, 12/15/2007 ..............................    1,000,000    1,003,449
 Charter Communications Holdings LLC, 13.5%, 1/15/2011 ...............      250,000      156,250
 Comcast Cable Communications, 7.125%, 6/15/2013 .....................    1,600,000    1,584,672
 Cox Communications, Inc., 7.75%, 11/1/2010 ..........................    1,600,000    1,675,968



    The accompanying notes are an integral part of the financial statements.

                                                                Principal
                                                                Amount ($)     Value ($)
----------------------------------------------------------------------------------------

 Liberty Media Group, 7.875%, 7/15/2009 ...................     1,600,000     1,529,312
 News America Holdings, 9.25%, 2/1/2013 ...................       300,000       337,653
 News America, Inc., 7.25%, 5/18/2018 .....................       300,000       275,901
 Time Warner, Inc., 9.125%, 1/15/2013 .....................     1,425,000     1,631,440
                                                                            -----------
                                                                              8,194,645
                                                                            -----------
 Durables 2.1%
 Lockheed Martin Corp., 7.7%, 6/15/2008 ...................     1,675,000     1,753,424
 Northrop Grumman Corp., 7.125%, 2/15/2011 ................     1,550,000     1,533,586
                                                                            -----------
                                                                              3,287,010
                                                                            -----------
 Manufacturing 2.0%
 Dow Chemical, 7%, 8/15/2005 ..............................     1,600,000     1,671,648
 International Paper Co., 8.125%, 7/8/2005 ................     1,425,000     1,512,894
                                                                            -----------
                                                                              3,184,542
                                                                            -----------
 Energy 6.5%
 Anadarko Finance Co., 7.5%, 5/1/2031 .....................     1,300,000     1,321,567
 Barrett Resources Corp., 7.55%, 2/1/2007 .................       950,000       974,133
 Occidental Petroleum Corp., 8.45%, 2/15/2029 .............     1,550,000     1,718,857
 Petroleum Geo-Services, 7.5%, 3/31/2007 ..................       900,000       884,016
 Philips Petroleum Co., 8.75%, 5/25/2010 ..................     1,600,000     1,826,913
 Pioneer Natural Resources, 9.625%, 4/1/2010 ..............       525,000       585,375
 Progress Energy, Inc., 6.75%, 3/1/2006 ...................     1,600,000     1,628,784
 Texas Eastern Transmission Corp., 7.3%, 12/1/2010 ........     1,475,000     1,514,619
                                                                            -----------
                                                                             10,454,264
                                                                            -----------
 Construction 1.0%
 Georgia Pacific Corp., 8.125%, 5/15/2011 .................     1,550,000     1,552,620
                                                                            -----------
 Utilities 6.4%
 Alabama Power Co., 7.125%, 8/15/2004 .....................     1,000,000     1,039,430
 Cleveland Electric Illumination Co., 7.67%, 7/1/2004 .....       850,000       879,308
 DTE Energy Co., 6.45%, 6/1/2006 ..........................       500,000       503,185
 Detroit Edison Co., 7.5%, 2/1/2005 .......................       900,000       938,142
 Exelon Corp., 6.75%, 5/1/2011 ............................     1,550,000     1,517,869
 Exelon Generation Co., LLC, 6.95%, 6/15/2011 .............       125,000       124,158
 Keyspan Corp., 6.15%, 6/1/2006 ...........................       450,000       450,428
 Keyspan Corp., 7.625%, 11/15/2010 ........................     1,450,000     1,533,825
 NiSource Finance Corp., 7.875%, 11/15/2010 ...............     1,600,000     1,684,144
 TXU Corp., 6.375%, 6/15/2006 .............................     1,575,000     1,561,818
                                                                            -----------
                                                                             10,232,307
                                                                            -----------
----------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $69,381,115)                                     69,360,251
----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $159,678,038) (c)                159,832,394
----------------------------------------------------------------------------------------

*        Annualized yield at time of purchase; not a coupon rate.

(a) The investments in mortgage-backed securities of the Government National Mortgage Association and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

(b)      Effective maturities may be shorter due to prepayments.

(c) At June 30, 2001, the net unrealized appreciation on investments based on cost for federal income tax purposes of $159,811,752 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
       is an excess of value over tax cost ....................................   $1,555,899
    Aggregate gross unrealized depreciation for all investments in which there
       is an excess of tax cost over value ....................................    1,535,257
                                                                                  ----------
    Net unrealized appreciation ...............................................   $   20,642
                                                                                  ----------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

   Purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations), for the six months ended June 30, 2001, aggregated $138,321,784 and $83,772,356, respectively.
   Purchases and sales of direct U.S. Government obligations for the six months ended June 30, 2001 aggregated $12,491,220 and $29,425,762, respectively.

--------------------------------------------------------------------------------

   At December 31, 2000, the Portfolio had a net tax basis capital loss carryforward of approximately $5,414,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2007 ($1,180,000) and December 31, 2008 ($4,234,000), the expiration dates. In addition, from November 1 through December 31, 2000, the Bond Portfolio incurred approximately $146,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the year ending December 31, 2001.








    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------


Bond Portfolio

--------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $159,678,038) .................................................   $ 159,832,394
Cash ....................................................................................................         311,775
Interest receivable .....................................................................................       1,836,264
Receivable for Portfolio shares sold ....................................................................          88,204
                                                                                                            -------------
Total assets ............................................................................................     162,068,637

Liabilities
--------------------------------------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ...................................................................         324,534
Accrued management fee ..................................................................................          61,611
Accrued Trustees' fees and expenses .....................................................................          19,321
Other accrued expenses and payables .....................................................................          28,211
                                                                                                            -------------
Total liabilities .......................................................................................         433,677
--------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                        $ 161,634,960
--------------------------------------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income .....................................................................       3,751,078
Net unrealized appreciation (depreciation) on investments ...............................................         154,356
Accumulated net realized gain (loss) ....................................................................      (5,430,804)
Paid-in capital .........................................................................................     163,160,330
--------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                        $ 161,634,960
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($161,634,960 / 24,167,013 outstanding shares of   -------------
   beneficial interest, no par value, unlimited number of shares authorized)                                $        6.69
                                                                                                            -------------

--------------------------------------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------------------------------------------------
Income:
Interest ................................................................................................   $   4,271,746

                                                                                                            -------------
Expenses:
Management fee ..........................................................................................         326,320
Custodian fees ..........................................................................................          22,985
Accounting fees .........................................................................................           5,876
Auditing ................................................................................................          21,335
Legal ...................................................................................................           1,132
Trustees' fees and expenses .............................................................................          27,343
Reports to shareholders .................................................................................           3,811
Registration fees .......................................................................................           3,350
Other ...................................................................................................           1,011

                                                                                                            -------------
Total expenses, before expense reductions ...............................................................         413,163
Expense reductions ......................................................................................         (14,409)
                                                                                                            -------------
Total expenses, after expense reductions ................................................................         398,754
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                                    3,872,992
--------------------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ...............................................................         252,999
                                                                                                            -------------
Net unrealized appreciation (depreciation) during the period on investments .............................      (1,459,459)
--------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                                                     (1,206,460)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                             $   2,666,532
--------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                           Six Months Ended     Year Ended
                                                                                             June 30, 2001     December 31,
Increase (Decrease) in Net Assets                                                             (Unaudited)          2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ..................................................................   $   3,872,992    $   6,087,009
Net realized gain (loss) on investment transactions ....................................         252,999       (3,174,081)
Net unrealized appreciation (depreciation) on investment transactions during the period       (1,459,459)       6,396,842
                                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from operations ........................       2,666,532        9,309,770
                                                                                           -------------    -------------
Distributions to shareholders from:
Net investment income ..................................................................      (6,205,347)      (4,869,457)
                                                                                           -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ..............................................................      82,578,459       25,609,516
Reinvestment of distributions ..........................................................       6,205,347        4,869,457
Cost of shares redeemed ................................................................     (25,125,346)     (27,722,764)
                                                                                           -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ................      63,658,460        2,756,209
                                                                                           -------------    -------------
Increase (decrease) in net assets ......................................................      60,119,645        7,196,522
Net assets at beginning of period ......................................................     101,515,315       94,318,793
Net assets at end of period (including undistributed net investment income of $3,751,078   -------------    -------------
   and $6,083,433, respectively) .......................................................   $ 161,634,960    $ 101,515,315
                                                                                           -------------    -------------

Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................      14,962,336       14,528,870
                                                                                           -------------    -------------
Shares sold ............................................................................      11,935,974        3,913,365
Shares issued to shareholders in reinvestment of distributions .........................         933,135          777,869
Shares redeemed ........................................................................      (3,664,432)      (4,257,768)
                                                                                           -------------    -------------
Net increase (decrease) in Portfolio shares ............................................       9,204,677          433,466
                                                                                           -------------    -------------
Shares outstanding at end of period ....................................................      24,167,013       14,962,336
                                                                                           -------------    -------------


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------


Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                               2001(b)(d)  2000     1999    1998     1997     1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 6.78    $ 6.49   $ 6.88  $ 6.87   $ 6.73   $ 7.16
                                                                     ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                 .19       .42      .42     .43      .44      .41
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions      (.01)       .23    (.48)     .01      .15    (.22)
                                                                     ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                        .18       .65    (.06)     .44      .59      .19
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                   (.27)     (.36)    (.22)   (.40)    (.43)    (.62)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                              --        --    (.11)   (.03)    (.02)       --
                                                                     ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                   (.27)     (.36)    (.33)   (.43)    (.45)    (.62)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 6.69    $ 6.78   $ 6.49  $ 6.88   $ 6.87   $ 6.73
                                                                     ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       2.53**     10.56    (.95)    6.57     9.10     2.82
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    162       102       94     106       81       66
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                        .59(c)*      .58      .57     .57      .62      .61
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                         .58(c)*      .58      .57     .57      .62      .61
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                      5.64*      6.55     6.38    6.34     6.55     6.20
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              181*       288       86     115       56       85
-----------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      For the six months ended June 30, 2001 (Unaudited).

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .58% and .58%, respectively (see Notes to Financial Statements).

(d) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 5.82% to 5.64%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

*        Annualized

**       Not annualized

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                 June 30, 2001

Balanced Portfolio

Dear Shareholders,

Concerns about slower economic growth and weaker corporate earnings resulted in extremely fickle equity markets during the first half of the year, but bonds generally performed well. During the six-month period ended June 30, 2001, the Class A Shares of the Balanced Portfolio returned -3.10%, versus a return of -5.08% for its unmanaged benchmark, a blend of the S&P 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%).

The portfolio's bond holdings helped temper stock market volatility and mitigate losses in the fund's equity position. Increasingly risk-averse investors rotated into higher-quality fixed-income investments, which contributed to strong positive returns for the sector. U.S. Treasuries and agency securities -- which account for the largest portion of the portfolio's bond holdings -- performed particularly well. The portfolio strongly outperformed the -6.70% return of the S&P 500 Index as a result of its position in bonds, illustrating the continued benefits of diversification.

Unfortunately, our belief that the stock market would produce favorable returns in 2001 -- a view that we held earlier in the year -- ultimately proved to be too optimistic. We therefore pared back the stock component of the portfolio from 65 to 60% and raised its fixed-income stake from 35 to 40% as economic conditions deteriorated throughout the course of the year. Many of the portfolio's competitors, meanwhile, were more defensively positioned from the outset. Their larger stake in bonds, and possibly their earlier purchase of them, enabled them to capture more of the gains during the first half of the period.

The portfolio's position in technology also proved to be a key driver of overall performance. In April we aggressively increased the portfolio's semiconductor and software stocks, bringing the technology weighting in line with the benchmark. The move proved helpful to performance, as the Federal Reserve Board's April interest rate cut sparked a rally in technology stocks. Several of the stocks we had purchased produced strong returns, and our subsequent decision to take profits enabled the fund to recover lost ground. In addition, long-held names such as Intel (1.37% of the portfolio's market value) and Microsoft (2.47%) (both among the portfolio's top 10 largest holdings), posted stellar performance during the April rally.

While we believe U.S. monetary policy will ultimately stimulate the economy, we intend to maintain a neutral portfolio positioning until we see concrete signs of improvement in corporate earnings and economic growth. At that time, we will seek opportunities to expand the portfolio's holdings in equities. We will also continue to seek opportunities in corporate bonds, where we are finding attractive values.

Sincerely,

Your Portfolio Management Team

/s/Robert S. Cessine                                      /s/Richard Scargill

Robert S. Cessine                                         Richard Scargill
Lead Portfolio Manager                                    Portfolio Manager

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

In a difficult environment for stocks, the portfolio's position in bonds helped performance.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  June 30, 2001

Balanced Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

          Balanced Portfolio --
          Class A                     S&P 500 Index     LBAB Index

  '91      10000                          10000           10000
  '92      11701                          11386           11405
  '93      12999                          12861           12750
  '94      12960                          12906           12583
  '95      15434                          15557           14162
  '96      17993                          18237           14871
  '97      21774                          22549           16084
  '98      26737                          27557           17778
  '99      30709                          31745           18335
  '00      33724                          33789           19170
  '01      31799                          32176           21324

                       Yearly periods ended June 30



Balanced Portfolio                                               S&P 500 Index (60%) and LBAB Index (40%)
-------------------------------------------------------------    ------------------------------------------------------------
                                         Total Return                                                    Total Return
                                  ---------------------------                                     ---------------------------

Period Ended         Growth of                     Average       Period Ended        Growth of                     Average
6/30/2001             $10,000      Cumulative       Annual       6/30/2001            $10,000      Cumulative       Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $   9,429        -5.71%         -5.71%       1 Year             $   9,523        -4.77%         -4.77%
-------------------------------------------------------------    ------------------------------------------------------------
5 Year              $  17,673        76.73%         12.06%       5 Year             $  17,643        76.43%         12.02%
-------------------------------------------------------------    ------------------------------------------------------------
10 Year             $  31,799       217.99%         12.26%       10 Year            $  32,176       221.76%         12.39%
-------------------------------------------------------------    ------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns during the 10-year period would have been lower if the Portfolio's expenses were not maintained. The Balanced Portfolio, with its current name and investment objective, commenced operations on May 1, 1993. Performance figures include the performance of its predecessor, the Managed Diversified Portfolio. Since adopting its current objectives, the cumulative and average annual returns are 149.18% and 11.83%, respectively.

----------------------------------------------------------------------------------------------------------------
Equity Holdings (60% of Portfolio)
----------------------------------------------------------------------------------------------------------------
Sector breakdown of the Portfolio's equity holdings      Five Largest Equity Holdings

Technology                                  20%          1.     General Electric Co.
Financial                                   18%                 Producer of electrical equipment
Health                                      18%
Consumer Discretionary                      10%          2.     Microsoft Corp.
Manufacturing                                8%                 Developer of computer software
Media                                        8%
Energy                                       7%          3.     Pfizer, Inc.
Consumer Staples                             5%                 Manufacturer of prescription pharmaceuticals and
Communications                               2%                 non-prescription self-medications
Other                                        4%
------------------------------------------------         4.     Citigroup, Inc.
                                           100%                 Provider of diversified financial services
------------------------------------------------
                                                         5.     Johnson & Johnson
                                                                Provider of health care products




--------------------------------------------------------------------------------
Fixed Income Holdings (40% of Portfolio)
--------------------------------------------------------------------------------
By Asset Type                                           By Quality

U.S. Treasuries                                 55%
Corporate Bonds                                 16%     U.S. Government & Agencies    82%
U.S. Government Agency Pass-Thrus               11%     AAA*                           4%
Short-Term Investments                           7%     AA                             1%
Government National Mortgage Association         7%     A                              7%
Asset-Backed Securities                          2%     BBB                            5%
Foreign Bonds -- U.S.$ Denominated               2%     BB                             1%
---------------------------------------------------     -------------------------------------
                                               100%                                  100%
---------------------------------------------------     -------------------------------------
                                                        *Category includes cash equivalents

Investment Portfolio                            as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


Balanced Portfolio

                                                                                                  Principal
                                                                                                 Amount ($)     Value ($)
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Short-Term Investments 2.8%
---------------------------------------------------------------------------------------------------------------------------

                                                                                                              -----------
 Federal Home Loan Bank, Discount Note, 3.5%**, 7/2/2001 (Cost $5,127,439) ....................    5,128,000    5,127,439
                                                                                                              -----------
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasuries 21.9%
---------------------------------------------------------------------------------------------------------------------------

 U.S. Treasury Bond, 5.625%, 11/30/2002 .......................................................    3,500,000    3,573,290
 U.S. Treasury Bond, 6.125%, 8/15/2029 ........................................................    1,425,000    1,475,986
 U.S. Treasury Bond, 6.25%, 5/15/2030 .........................................................    2,200,000    2,330,262
 U.S. Treasury Note, 4.625%, 5/15/2006 ........................................................      325,000      320,531
 U.S. Treasury Note, 5%, 2/15/2011 ............................................................      960,000      931,344
 U.S. Treasury Note, 5.375%, 2/15/2031 ........................................................    1,350,000    1,279,125
 U.S. Treasury Note, 5.75%, 11/15/2005 ........................................................    2,605,000    2,668,067
 U.S. Treasury Note, 5.75%, 8/15/2010 .........................................................    6,580,000    6,732,327
 U.S. Treasury Note, 6.625%, 5/31/2002 ........................................................    6,900,000    7,068,429
 U.S. Treasury Note, 6.75%, 5/15/2005 .........................................................   12,485,000   13,292,530

---------------------------------------------------------------------------------------------------------------------------
Total U.S. Government & Agencies (Cost $39,096,056)                                                            39,671,891
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association 2.8% (a)
---------------------------------------------------------------------------------------------------------------------------

 Government National Mortgage Association Pass-thru, 6.50% with various maturities to 4/15/2029    1,039,215    1,029,615
 Government National Mortgage Association Pass-thru, 7.00% with various maturities to 2/1/2031     2,197,550    2,219,642
 Government National Mortgage Association Pass-thru, 7.50% with various maturities to 2/1/2031       960,356      981,301
 Government National Mortgage Association Pass-thru, 8.00% with various maturities to 7/15/2030      825,865      855,827

---------------------------------------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $5,025,025)                                                5,086,385
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Pass-Thrus 4.2% (a)
---------------------------------------------------------------------------------------------------------------------------

 Federal National Mortgage Association, 6.50% with various maturities to 7/1/2030 .............    3,823,738    3,765,579
 Federal National Mortgage Association, 7.00% with various maturities to 8/1/2029 .............    1,602,106    1,618,493
 Federal National Mortgage Association, 7.50% with various maturities to 9/1/2030 .............    1,653,305    1,692,169
 Federal National Mortgage Association, 8.00% with various maturities to 9/1/2015 .............      514,746      534,104

---------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-Thrus (Cost $7,409,331)                                                       7,610,345
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Foreign Bonds -- U.S.$ Denominated 0.8%
---------------------------------------------------------------------------------------------------------------------------

                                                                                                              -----------
 PacifiCorp Australia LLC, 6.15%, 1/15/2008 (Cost $1,493,505) .................................    1,500,000    1,442,040
                                                                                                              -----------

---------------------------------------------------------------------------------------------------------------------------
Asset Backed 0.9% (c)
---------------------------------------------------------------------------------------------------------------------------

 Automobile Receivables 0.4%
 Daimler Chrysler Auto Trust Series 2000-C A3, 6.82%, 9/6/2004 ................................      425,000      437,978
 First Security Auto Owner Trust, Series 1999-2 A3, 6%, 10/15/2003 ............................      332,162      333,845
                                                                                                              -----------
                                                                                                                  771,823
                                                                                                              -----------
 Credit Card Receivables 0.5%
 Citibank Credit Card Issuance Trust Series 2000-A1, 6.9%, 10/17/2007 .........................      375,000      390,996
 MBNA Master Credit Card Trust, Series 2000-IA, 6.9%, 1/15/2008 ...............................      525,000      548,324
                                                                                                              -----------
                                                                                                                  939,320
                                                                                                              -----------

---------------------------------------------------------------------------------------------------------------------------
Total Asset Backed (Cost $1,656,088)                                                                            1,711,143
---------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                             Amount ($)   Value ($)
-----------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
Corporate Bonds 6.5%
-----------------------------------------------------------------------------------

 Consumer Discretionary 0.5%
 MGM Grand, Inc., 9.75%, 6/1/2007 ......................      300,000      320,250
 Park Place Entertainment, Inc., 8.5%, 11/15/2006 ......      200,000      210,394
 Wal-Mart Stores, 6.875%, 8/10/2009 ....................      350,000      362,607
                                                                        ----------
                                                                           893,251
                                                                        ----------
 Consumer Staples 0.4%
 Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009 ......      350,000      335,878
 Unilever Capital Corp., 7.125%, 11/1/2010 .............      350,000      362,621
                                                                        ----------
                                                                           698,499
                                                                        ----------
 Communications 0.4%
 Qwest Communications International, 7.5%, 11/1/2008 ...      350,000      354,872
 Sprint Capital Corp., 7.625%, 1/30/2011 ...............      325,000      321,204
                                                                        ----------
                                                                           676,076
                                                                        ----------
 Financial 2.5%
 Capital One Bank, 6.875%, 2/1/2006 ....................      300,000      293,508
 Citigroup, Inc., 7.25%, 10/1/2010 .....................      350,000      363,318
 Federal National Mortgage Association, 5.25%, 6/15/2006      625,000      616,013
 Federal National Mortgage Association, 7%, 7/15/2005 ..      700,000      739,592
 Firstar Bank NA, 7.125%, 12/1/2009 ....................      175,000      180,283
 FleetBoston Financial Corp., 7.25%, 9/15/2005 .........      325,000      340,379
 Ford Motor Credit Co., 7.6%, 8/1/2005 .................      350,000      367,332
 General Electric Capital Corp., 6.5%, 12/10/2007 ......      350,000      360,406
 PNC Funding Corp., 7%, 9/1/2004 .......................      400,000      413,792
 PNC Funding Corp., 7.5%, 11/1/2009 ....................      175,000      183,127
 Prudential Insurance Co., 6.375%, 7/23/2006 ...........      350,000      350,434
 Wells Fargo Co., 7.25%, 8/24/2005 .....................      350,000      369,362
                                                                        ----------
                                                                         4,577,546
                                                                        ----------
 Media 0.8%
 CSC Holdings, Inc., 7.875%, 12/15/2007 ................      500,000      501,725
 Comcast Cable Communications, 7.125%, 6/15/2013 .......      350,000      346,647
 News America Holdings, Inc., 9.25%, 2/1/2013 ..........      175,000      196,964
 Time Warner, Inc., 9.125%, 1/15/2013 ..................      350,000      400,705
                                                                        ----------
                                                                         1,446,041
                                                                        ----------
 Manufacturing 0.4%
 Dow Chemical, 7%, 8/15/2005 ...........................      350,000      365,673
 International Paper Co., 8%, 7/8/2003 .................      350,000      366,275
                                                                           731,948
 Energy 0.8%
 Petroleum Geo-Services, 7.5%, 3/31/2007 ...............      450,000      442,008
 Phillips Petroleum Co., 8.75%, 5/25/2010 ..............      350,000      399,637
 Progress Energy, Inc., 6.75%, 3/1/2006 ................      200,000      203,598
 Texas Eastern Transmission Corp., 7.3%, 12/1/2010 .....      350,000      359,401
                                                                        ----------
                                                                         1,404,644
                                                                        ----------
 Utilities 0.7%
 Alabama Power Co., 7.125%, 8/15/2004 ..................      250,000      259,857
 Detroit Edison Co., 7.5%, 2/1/2005 ....................      500,000      521,190
 KeySpan Corp., 7.625%, 11/15/2010 .....................      375,000      396,679
                                                                        ----------
                                                                         1,177,726
                                                                        ----------
-----------------------------------------------------------------------------------
Total Corporate Bonds (Cost $11,303,841)                                11,605,731
-----------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                        Shares     Value ($)
------------------------------------------------------------

------------------------------------------------------------
Common Stocks 60.1%
------------------------------------------------------------

 Consumer Discretionary 6.1%
 Department & Chain Stores
 Costco Wholesale Corp.* .........       26,700    1,122,468
 Gap, Inc. .......................       49,300    1,429,700
 Home Depot, Inc. ................       34,100    1,587,355
 Kohl's Corp.* ...................       27,000    1,693,710
 Lowe's Cos., Inc. ...............       14,600    1,059,230
 Target Corp. ....................       48,800    1,688,480
 Wal-Mart Stores, Inc. ...........       50,900    2,483,920
                                                ------------
                                                  11,064,863
                                                ------------
 Consumer Staples 2.8%
 Food & Beverage 2.0%
 Coca-Cola Co. ...................       30,000    1,350,000
 PepsiCo, Inc. ...................       25,000    1,105,000
 Quaker Oats Co. .................        6,200      565,750
 Unilever NV (New York Shares) ...        9,900      589,743
                                                ------------
                                                   3,610,493
                                                ------------
 Package Goods/Cosmetics 0.8%
 Colgate-Palmolive Co. ...........       25,900    1,527,841

 Health 10.7%
 Biotechnology 1.7%
 Amgen, Inc.* ....................       17,600    1,089,792
 Genentech, Inc.* ................       19,900    1,096,490
 Genzyme Corp.-- General Division*       16,400      966,616
                                                ------------
                                                   3,152,898
                                                ------------
 Hospital Management 0.8%
 Tenet Healthcare Corp.* .........       26,300    1,356,817
                                                ------------
 Medical Supply & Specialty 1.2%
 Baxter International, Inc. ......       26,000    1,274,000
 Becton, Dickinson & Co. .........       26,500      948,435
                                                ------------
                                                   2,222,435
                                                ------------
 Pharmaceuticals 7.0%
 Abbott Laboratories .............       44,700    2,146,047
 Allergan, Inc. ..................       16,200    1,385,100
 American Home Products Corp. ....       25,500    1,490,220
 Eli Lilly & Co. .................       10,400      769,600
 Johnson & Johnson ...............       61,716    3,085,800
 Pfizer, Inc. ....................       81,050    3,246,053
 Schering-Plough Corp. ...........       14,000      507,360
                                                ------------
                                                  12,630,180
                                                ------------
 Communications 1.4%
 Cellular Telephone 0.8%
 AT&T Wireless Group* ............       45,800      748,830
 QUALCOMM, Inc.* .................       11,500      654,695
                                                ------------
                                                   1,403,525
                                                ------------
 Telephone/Communications 0.6%
 BroadWing, Inc.* ................       47,600    1,163,820
                                                ------------


    The accompanying notes are an integral part of the financial statements.

                                            Shares     Value ($)
------------------------------------------------------------------

Financial 10.9%
Banks 2.8%
Fifth Third Bancorp ...................      15,700     947,495
J.P. Morgan Chase & Co. ...............      36,000   1,605,600
Mellon Financial Corp. ................      26,800   1,232,800
National City Corp. ...................      38,400   1,181,952
                                                     ----------
                                                      4,967,847
                                                     ----------
Insurance 4.7%
Allstate Corp. ........................      38,100   1,676,019
American International Group, Inc. ....      28,010   2,408,860
Hartford Financial Services Group, Inc.      26,400   1,805,760
Jefferson Pilot Corp. .................      22,500   1,087,200
St. Paul Companies, Inc. ..............      30,900   1,566,321
                                                     ----------
                                                      8,544,160
                                                     ----------
Consumer Finance 3.4%
Citigroup, Inc. .......................      59,333   3,135,156
Household International, Inc. .........      24,000   1,600,800
Providian Financial Corp. .............      24,400   1,444,480
                                                     ----------
                                                      6,180,436
                                                     ----------
Media 4.6%
Advertising 0.7%
Omnicom Group, Inc. ...................      14,700   1,264,200
                                                     ----------
Broadcasting & Entertainment 2.7%
AOL Time Warner, Inc.* ................      32,700   1,733,099
Clear Channel Communications, Inc.* ...      19,800   1,241,460
Viacom, Inc. "B"* .....................      35,170   1,820,048
                                                     ----------
                                                      4,794,607
                                                     ----------
Cable Television 0.5%
AT&T Corp.-- Liberty Media Group "A"* .      49,600     867,504
                                                     ----------
Print Media 0.7%
Tribune Co. ...........................      32,500   1,300,325
                                                     ----------
Service Industries 1.0%
Investment 0.3%
Merrill Lynch & Co., Inc. .............      11,800     699,150
                                                     ----------
Miscellaneous Commercial Services 0.7%
United Parcel Service "B" .............      20,600   1,190,680
                                                     ----------
Durables 0.8%
Aerospace
General Dynamics Corp. ................       7,600     591,356
United Technologies Corp. .............      11,200     820,512
                                                     ----------
                                                      1,411,868
                                                     ----------
Manufacturing 4.7%
Chemicals 0.6%
Praxair, Inc. .........................      22,200   1,043,400
                                                     ----------
Diversified Manufacturing 2.7%
General Electric Co. ..................      99,500   4,850,625
                                                     ----------


    The accompanying notes are an integral part of the financial statements.

                                                Shares    Value ($)
-------------------------------------------------------------------

Industrial Specialty 0.6%
PPG Industries, Inc. ......................      22,300   1,172,311
                                                         ----------
Machinery/Components/Controls 0.8%
Illinois Tool Works, Inc. .................      21,500   1,360,950
                                                         ----------
Technology 12.0%
Computer Software 4.6%
BEA Systems, Inc.* ........................      19,500     643,695
Brocade Communications Systems, Inc.* .....      12,000     520,920
i2 Technologies, Inc.* ....................      39,500     778,150
Microsoft Corp.* ..........................      62,400   4,477,200
PeopleSoft, Inc.* .........................      12,000     582,000
Siebel Systems, Inc.* .....................      13,300     632,149
VERITAS Software Corp.* ...................       8,800     594,000
                                                         ----------
                                                          8,228,114
                                                         ----------
Diverse Electronic Products 1.7%
Dell Computer Corp.* ......................      59,000   1,591,820
Hewlett-Packard Co. .......................      29,800     852,280
Teradyne, Inc.* ...........................      20,000     662,000
                                                         ----------
                                                          3,106,100
                                                         ----------
Electronic Components/Distributors 0.5%
Cisco Systems, Inc.* ......................      47,500     917,653
                                                         ----------
Electronic Data Processing 1.0%
International Business Machines Corp. .....      16,600   1,875,800
                                                         ----------
Semiconductors 4.2%
Applied Materials, Inc.* ..................      17,100     874,323
Intel Corp. ...............................      82,000   2,487,880
KLA-Tencor Corp.* .........................      14,700     864,948
Linear Technology Corp. ...................      14,000     652,820
Micron Technology, Inc.* ..................      20,500     842,550
Texas Instruments, Inc. ...................      39,800   1,253,700
Xilinx, Inc.* .............................      13,800     572,010
                                                         ----------
                                                          7,548,231
                                                         ----------
Energy 4.0%
Oil & Gas Production 3.4%
BP PLC (ADR) ..............................      21,700   1,081,745
Exxon Mobil Corp. .........................      33,901   2,961,252
Nabors Industries, Inc.* ..................      27,600   1,026,720
Royal Dutch Petroleum Co. (New York Shares)      18,200   1,060,514
                                                         ----------
                                                          6,130,231
                                                         ----------
Oilfield Services/Equipment 0.6%
BJ Services Co.* ..........................      40,000   1,135,200
                                                         ----------
Transportation 0.9%
Railroads
Union Pacific Corp. .......................      30,500   1,674,755
                                                         ----------


    The accompanying notes are an integral part of the financial statements.

                                                                   Shares       Value ($)
------------------------------------------------------------------------------------------

 Utilities 0.2%
 Electric Utilities
 Mirant Corp.* ............................................         8,900       306,160
                                                                             ----------


------------------------------------------------------------------------------------------
Total Common Stocks (Cost $97,030,905)                                      108,703,179
------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $168,142,190) (b)                180,958,153
------------------------------------------------------------------------------------------

*        Non-income producing security.

**       Annualized yield at time of purchase; not a coupon rate.

(a) The investments in mortgage-backed securities of the Government National Mortgage Association and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

(b) At June 30, 2001, the net unrealized appreciation on investments based on cost for federal income tax purposes of $168,440,067 was as follows:

(c)      Effective maturities may be shorter due to prepayments.

    Aggregate gross unrealized appreciation for all investments in which there
       is an excess of value over tax cost .....................................   $   16,223,550
    Aggregate gross unrealized depreciation for all investments in which there
       is an excess of tax cost over value .....................................        3,705,464
                                                                                   --------------
    Net unrealized appreciation ................................................   $   12,518,086
                                                                                   --------------


--------------------------------------------------------------------------------

   Purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations), for the six months ended June 30, 2001, aggregated $82,760,967 and $75,393,546, respectively.
   Purchases and sales of direct U.S. Government obligations for the six months ended June 30, 2001 aggregated $5,754,412 and $7,430,195, respectively.




    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------


Balanced Portfolio

-------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $168,142,190) .................................................   $ 180,958,153
Receivable for investments sold .........................................................................         580,293
Dividends receivable ....................................................................................          55,836
Interest receivable .....................................................................................         794,672
Receivable for Portfolio shares sold ....................................................................          83,959
                                                                                                            -------------
Total assets ............................................................................................     182,472,913

Liabilities
-------------------------------------------------------------------------------------------------------------------------
Due to custodian bank ...................................................................................           8,727
Payable for investments purchased .......................................................................         867,720
Notes payable ...........................................................................................         300,000
Payable for Portfolio shares redeemed ...................................................................          19,520
Accrued management fee ..................................................................................          66,255
Accrued accounting fees .................................................................................          10,061
Accrued Trustees' fees and expenses .....................................................................           3,672
Other accrued expenses and payables .....................................................................          13,840
                                                                                                            -------------
Total liabilities .......................................................................................       1,289,795
-------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                        $ 181,183,118
-------------------------------------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income .....................................................................       2,182,059
Net unrealized appreciation (depreciation) on investments ...............................................      12,815,963
Accumulated net realized gain (loss) ....................................................................      (5,104,026)
Paid-in capital .........................................................................................     171,289,122
-------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                        $ 181,183,118
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($181,183,118 / 14,933,066 outstanding shares of   -------------
   beneficial interest, no par value, unlimited number of shares authorized) ............................   $       12.13
                                                                                                            -------------


    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------
Statement of Operations for six months ended June 30, 2001 (Unaudited)
-----------------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $2,938) .......................   $   462,131
Interest ..................................................................     2,341,504
                                                                              -----------
Total Income ..............................................................     2,803,635
                                                                              -----------
Expenses:
Management fee ............................................................       430,044
Services to shareholders ..................................................           144
Custodian fees ............................................................         7,013
Accounting fees ...........................................................        32,469
Auditing ..................................................................         6,150
Legal .....................................................................         2,979
Trustees' fees and expenses ...............................................        26,860
Reports to shareholders ...................................................         2,346
Registration fees .........................................................         1,679
Interest expense ..........................................................           106
Other .....................................................................         1,482
                                                                              -----------
Total expenses, before expense reductions .................................       511,272
Expense reductions ........................................................       (19,104)
                                                                              -----------
Total expenses, after expense reductions ..................................       492,168
-----------------------------------------------------------------------------------------
Net investment income (loss)                                                    2,311,467
-----------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------
Net realized gain (loss) from investments .................................    (4,731,618)
                                                                              -----------
Net unrealized appreciation (depreciation) during the period on investments    (3,511,117)
-----------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                     (8,242,735)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $(5,931,268)
-----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                           Six Months Ended     Year Ended
                                                                                             June 30, 2001     December 31,
Increase (Decrease) in Net Assets                                                             (Unaudited)          2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $   2,311,467    $   4,674,858
Net realized gain (loss) on investment transactions ....................................      (4,731,618)       7,119,064
Net unrealized appreciation (depreciation) on investment transactions during the period       (3,511,117)     (15,709,548)
                                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from operations ........................      (5,931,268)      (3,915,626)
                                                                                           -------------    -------------
Distributions to shareholders from:
Net investment income ..................................................................      (4,704,741)      (3,312,587)
                                                                                           -------------    -------------
Net realized gains .....................................................................      (7,232,663)     (26,018,869)
                                                                                           -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ..............................................................      11,574,998       38,269,246
Reinvestment of distributions ..........................................................      11,937,404       29,331,456
Cost of shares redeemed ................................................................     (14,720,170)     (42,938,661)
                                                                                           -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ................       8,792,232       24,662,041
                                                                                           -------------    -------------
Increase (decrease) in net assets ......................................................      (9,076,440)      (8,585,041)
Net assets at beginning of period ......................................................     190,259,558      198,844,599
Net assets at end of period (including undistributed net investment income of $2,182,059   -------------    -------------
   and $4,575,333, respectively) .......................................................   $ 181,183,118    $ 190,259,558
                                                                                           -------------    -------------

Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................      14,205,211       12,343,386
                                                                                           -------------    -------------
Shares sold ............................................................................         907,699        2,670,570
Shares issued to shareholders in reinvestment of distributions .........................         977,675        2,153,558
Shares redeemed ........................................................................      (1,157,519)      (2,962,303)
                                                                                           -------------    -------------
Net increase (decrease) in Portfolio shares ............................................         727,855        1,861,825
                                                                                           -------------    -------------
Shares outstanding at end of period ....................................................      14,933,066       14,205,211
                                                                                           -------------    -------------


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------


Balanced Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                               2001(b)(d)  2000     1999    1998     1997     1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $13.39    $16.11   $15.21  $13.30   $11.61   $10.95
                                                                     ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (a)                                        .16       .34      .35     .37      .34      .31
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (.56)     (.62)     1.85    2.56     2.32      .95
                                                                     ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                      (.40)     (.28)     2.20    2.93     2.66     1.26
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                 (.34)     (.28)    (.18)   (.36)    (.33)    (.30)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                         (.52)    (2.16)   (1.12)   (.66)    (.64)    (.30)
                                                                     ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                   (.86)    (2.44)   (1.30)  (1.02)    (.97)    (.60)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $12.13    $13.39   $16.11  $15.21   $13.30   $11.61
                                                                     ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       (3.10)**  (2.02)    15.32   23.19    24.21    11.89
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    181       190      199     162      118       88
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions (%)              .55(c)*      .54      .55     .56      .57      .60
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses after expense reductions (%)               .54(c)*      .54      .55     .56      .57      .60
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               2.54*      2.41     2.36    2.71     2.73     2.82
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               94*       127       98      74       43       68
-----------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      For the six months ended June 30, 2001 (Unaudited).

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .54% and .54%, respectively (see Notes to Financial Statements).

(d) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $.004, increase net realized and unrealized gains and losses per share by $.004, and decrease the ratio of net investment income to average net assets from 2.60% to 2.54%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

*        Annualized

**       Not annualized

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   June 30, 2001
Growth and Income Portfolio

                        Dear Shareholders,

                        The first half of 2001 proved to be a difficult period for the broader equity market, as concerns over slower economic growth worldwide weighed on stock prices. In this environment, Class A shares of the portfolio returned -6.21%, slightly ahead of the -6.70% return of its unmanaged benchmark, the S&P 500. We understand that no investor likes to lose money -- even in the short term -- so this may not necessarily be a consolation. However, we believe that the portfolio's strong relative performance in a falling market over the last two years underscores the effectiveness of our investment style.

                        On a sector basis, performance was helped by stock selection within the technology and health care sectors, but was hurt by the underperformance of our holdings in the consumer discretionary area, particularly Interpublic Group, an advertising firm. On the individual stock level, performance was boosted by our holdings in Microsoft, Peoplesoft, Bank of America, Adobe, and Genzyme, but was hurt by positions in Corning, Cisco, EMC, Merck, and Sun Microsystems.

                        We believe the fact that the portfolio outperformed the benchmark in all four of the months in which the market declined illustrates the value of our disciplined, three-step investment process. Our approach to managing the portfolio can be expressed in three simple phrases: valuations, fundamentals, and risk management. We look for companies with improving fundamentals whose strengths, in our view, are not being reflected in their stock prices. But over time, we believe that our research-driven approach -- which includes visiting companies, interviewing management teams, and examining balance sheets -- allows us to separate the winners from the losers. This is especially important when markets are as volatile as they have been in the past several months.

                        Our bottom-up process has led us to invest in a number of attractive companies that have become more compelling on a valuation basis. Believing that lower interest rates and a gradually improving economy will provide a better investment environment, we have taken advantage of market volatility by adding to good companies at what we believe are trough prices and attractive fundamentals. Specifically, we have added to consumer cyclicals (TJX, Mattel, May Department Stores) and industrial cyclicals (Waste Management, Union Pacific, Ingersoll-Rand, Tyco), as well as technology (Peoplesoft, Adobe). The portfolio is now about equal weight in technology as the S&P 500, after having been significantly underweight earlier in the year. We have trimmed areas of the portfolio that have provided stronger performance and have therefore become more fully valued, such as energy (Schlumberger), consumer staples (Pepsi, Anheuser-Busch, Avon), utilities (FPL), and financials (JP Morgan, Wachovia, American Express). The portfolio remains moderately overweight in financials, its largest sector holding.

                        Following these shifts, we believe that the Growth and Income Portfolio -- with its systematic approach to building a value-oriented portfolio that includes a growth component -- is well positioned to take advantage of the environment we see unfolding in the months ahead.

                        Sincerely,

                        Your Portfolio Management Team

                        /s/Kathleen T. Millard              /s/Gregory S. Adams
                        Kathleen T. Millard                 Gregory S. Adams
                        Lead Portfolio Manager              Portfolio Manager



As of June 30, the following companies' percentage of the portfolio's market value were as follows: Interpublic Group 0.00%, Microsoft 3.58%, Peoplesoft 1.47%, Bank of America 2.75%, Adobe 1.00%, Genzyme 1.09%, Corning 0.71%, Cisco 0.96%, EMC 0.54%, Merck 1.14%, Sun Microsystems 0.00% , TJX 0.85%, Mattel 0.51%,
May Department Stores 0.90%, Waste Management 1.53%, Union Pacific 0.93%, Ingersoll-Rand 0.72%, Tyco 0.87% , Schlumberger 0.00%, Pepsico 1.25%, Anheuser Busch 1.25%, Avon Products 1.17% , FPL 0.00%, JP Morgan 0.00%, Wachovia 0.00%, American Express 0.49%.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

Management's disciplined, three-step investment process proved instrumental in the portfolio's outperformance.

Performance Update
--------------------------------------------------------------------------------
                                                                   June 30, 2001
Growth and Income Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

     THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                            Growth and Income
                           Portfolio -- Class A*        S&P 500 Index
                           ---------------------        -------------

            5/94*                 10000                       10000
             '94                   9854                        9915
             '95                  11817                       12498
             '96                  14645                       15747
             '97                  19528                       21214
             '98                  23650                       27614
             '99                  25749                       33897
             '00                  24662                       36361
             '01                  22376                       30970


                          Yearly periods ended June 30

Growth and Income Portfolio -- Class A*                           S&P 500 Index
-------------------------------------------------------------     -----------------------------------------------------------
                                          Total Return                                                     Total Return
                                   --------------------------                                       --------------------------
Period Ended         Growth of                     Average        Period Ended        Growth of                     Average
6/30/2001             $10,000      Cumulative       Annual        6/30/2001            $10,000      Cumulative       Annual
-------------------------------------------------------------     -----------------------------------------------------------
1 Year              $   9,073         -9.27%        -9.27%        1 Year             $   8,518        -14.82%       -14.82%
-------------------------------------------------------------     -----------------------------------------------------------
5 Year              $  15,279         52.79%         8.85%        5 Year             $  19,667         96.67%        14.48%
-------------------------------------------------------------     -----------------------------------------------------------
Life of Portfolio*  $  22,935        129.35%        12.29%        Life of Portfolio* $  30,970        209.70%        17.07%
-------------------------------------------------------------     -----------------------------------------------------------

* The Portfolio commenced operations on May 2, 1994. On May 1, 1997, existing shares were redesignated as Class A shares.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

                              Growth and Income
                             Portfolio -- Class B             S&P 500 Index
                             --------------------             -------------

               5/1/97**              10000                          10000
                 6/97                10540                          11085
                12/97                11601                          12258
                 6/98                12745                          14430
                12/98                12407                          15762
                 6/99                13841                          17713
                12/99                 1308                          19079
                 6/00                13226                          19000
                12/00                12781                          17345
                 6/01                11967                          16183

Growth and Income Portfolio -- Class B                             S&P 500 Index
-------------------------------------------------------------     -----------------------------------------------------------
                                          Total Return                                                      Total Return
                                   --------------------------                                        ------------------------
Period Ended         Growth of                     Average        Period Ended         Growth of                     Average
6/30/2001             $10,000      Cumulative       Annual        6/30/2001             $10,000      Cumulative       Annual
-------------------------------------------------------------     -----------------------------------------------------------
1 Year              $   9,048         -9.52%        -9.52%        1 Year              $   8,518        -14.82%       -14.82%
-------------------------------------------------------------     -----------------------------------------------------------
Life of             $  12,677         26.77%         5.87%        Life of Portfolio** $  16,183         61.83%        12.24%
-------------------------------------------------------------     -----------------------------------------------------------
Portfolio**
-------------------------------------------------------------     -----------------------------------------------------------

** The Portfolio commenced selling Class B shares on May 1, 1997.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns for the Life of Portfolio for Class A would have been lower if the Portfolio's expenses were not maintained.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001
Growth and Income Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART
APPEARS HERE, ILLUSTRATING THE EXACT
DATA POINTS IN THE TABLE BELOW.

                                            Sector breakdown of the
                                            Portfolio's equity holdings

Equity Securities               96%         Financial                      19%
Cash Equivalents                 4%         Technology                     16%
-----------------------------------         Health                         13%
                               100%         Manufacturing                   8%
-----------------------------------         Communications                  7%
                                            Energy                          7%
                                            Consumer Discretionary          7%
                                            Consumer Staples                6%
                                            Service Industries              5%
                                            Other                          12%
                                            ----------------------------------
                                                                          100%
                                            ----------------------------------


--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(26% of Portfolio)

1.     Microsoft Corp.
       Developer of computer software

2.     General Electric Co.
       Producer of electrical equipment

3.     Citigroup, Inc.
       Provider of diversified financial services

4.     Exxon Mobil Corp.
       Provider of oil internationally

5.     Bank of America Corp.
       Provider of commercial banking services

6.     Wal-Mart Stores, Inc.
       Operator of discount stores

7.     American Home Products Corp.
       Manufacturer and retailer of pharmaceuticals and consumer health care products

8.     Verizon Communications, Inc.
       Provider of telecommunication services

9.     Unilever NV
       Manufacturer of packaged consumer goods

10.    Johnson & Johnson
       Provider of health care products

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Growth and Income Portfolio

                                                      Principal
                                                     Amount ($)      Value ($)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Short-Term Investments 3.6%
--------------------------------------------------------------------------------

 Federal Home Loan Bank, Discount Note, 3.5%**,                       ----------
 7/2/2001 (Cost $6,931,241) ..................        6,932,000        6,931,241
                                                                      ----------


                                                         Shares
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Common Stocks 96.4%
--------------------------------------------------------------------------------

 Consumer Discretionary 6.5%

 Department & Chain Stores 6.0%
 Home Depot, Inc. ............................           76,900        3,579,695
 May Department Stores Co. ...................           50,900        1,743,834
 TJX Companies, Inc. .........................           51,400        1,638,118
 Wal-Mart Stores, Inc. .......................           95,000        4,636,000
                                                                      ----------
                                                                      11,597,647
                                                                      ----------
 Recreational Products 0.5%
 Mattel, Inc. ................................           51,600          976,272
                                                                      ----------
 Consumer Staples 5.6%

 Alcohol & Tobacco 1.3%
 Anheuser-Busch Companies, Inc. ..............           58,700        2,418,440
                                                                      ----------
 Food & Beverage 3.1%
 PepsiCo, Inc. ...............................           54,500        2,408,900
 Unilever NV (New York Shares) ...............           61,500        3,663,555
                                                                      ----------
                                                                       6,072,455
                                                                      ----------
 Package Goods/Cosmetics 1.2%
 Avon Products, Inc. .........................           48,900        2,263,092
                                                                      ----------

 Health 13.0%

 Biotechnology 1.1%
 Genzyme Corp.-- General Division* ...........           35,600        2,098,264
                                                                      ----------

 Medical Supply & Specialty 2.1%
 Baxter International, Inc. ..................           50,800        2,489,200
 Biomet, Inc. ................................           32,300        1,555,568
                                                                      ----------
                                                                       4,044,768
                                                                      ----------
 Pharmaceuticals 9.8%
 Abbott Laboratories .........................           36,900        1,771,569
 American Home Products Corp. ................           75,500        4,412,220
 Bristol-Myers Squibb Co. ....................           27,500        1,438,250
 Eli Lilly & Co. .............................           31,700        2,345,800
 Johnson & Johnson ...........................           73,000        3,650,000
 Merck & Co., Inc. ...........................           34,500        2,204,895
 Pfizer, Inc. ................................           74,900        2,999,745
                                                                      ----------
                                                                      18,822,479
                                                                      ----------
 Communications 7.0%

 Cellular Telephone 2.1%
 AT&T Wireless Group* ........................          108,800        1,778,880
 Nokia Oyj (ADR) .............................          100,800        2,221,632
                                                                      ----------
                                                                       4,000,512
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                                                         Shares       Value ($)
--------------------------------------------------------------------------------

Telephone/Communications 4.9%
BellSouth Corp. ................................          46,500       1,872,555
SBC Communications, Inc. .......................          46,680       1,870,001
Sprint Corp. ...................................          86,400       1,845,504
Verizon Communications, Inc. ...................          71,072       3,802,352
                                                                      ----------
                                                                       9,390,412
                                                                      ----------
Financial 18.3%

Banks 6.6%
Bank One Corp. .................................          73,100       2,616,980
Bank of America Corp. ..........................          88,500       5,312,655
FleetBoston Financial Corp. ....................          49,700       1,960,665
Mellon Financial Corp. .........................          63,100       2,902,600
                                                                      ----------
                                                                      12,792,900
                                                                      ----------
Insurance 3.2%
Allstate Corp. .................................          59,900       2,635,001
American International Group, Inc. .............          42,300       3,637,800
                                                                      ----------
                                                                       6,272,801
                                                                      ----------
Consumer Finance 3.9%
American Express Co. ...........................          24,500         950,600
Citigroup, Inc. ................................         122,800       6,488,752
                                                                      ----------
                                                                       7,439,352
                                                                      ----------
Other Financial Companies 4.6%
Federal National Mortgage Association ..........          29,600       2,520,440
Marsh & McLennan Companies, Inc. ...............          17,900       1,807,900
Morgan Stanley Dean Witter & Co. ...............          30,300       1,946,169
Washington Mutual, Inc. ........................          70,950       2,664,173
                                                                      ----------
                                                                       8,938,682
                                                                      ----------
Media 4.3%

Broadcasting & Entertainment 2.8%
AOL Time Warner, Inc.* .........................          18,500         980,500
Viacom, Inc. "B"* ..............................          51,500       2,665,125
Walt Disney Co. ................................          58,900       1,701,621
                                                                      ----------
                                                                       5,347,246
                                                                      ----------
Cable Television 1.5%
Comcast Corp. "A"* .............................          67,000       2,907,800
                                                                      ----------

Service Industries 4.8%

EDP Services 1.4%
Automatic Data Processing, Inc. ................          53,400       2,653,980
                                                                      ----------

Environmental Services 1.5%
Waste Management, Inc. .........................          96,100       2,961,802
                                                                      ----------

Investment 1.0%
Lehman Brothers Holdings, Inc. .................          25,500       1,982,625
                                                                      ----------

Printing/Publishing 0.9%
McGraw-Hill, Inc. ..............................          27,100       1,792,665
                                                                      ----------

Durables 4.3%

Aerospace 0.8%
Boeing Co. .....................................          28,400       1,579,040
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                                                          Shares       Value ($)
--------------------------------------------------------------------------------

Automobiles 1.2%
Ford Motor Co. ...................................         94,239      2,313,567
                                                                      ----------

Construction/Agricultural Equipment 0.8%
Deere & Co. ......................................         40,300      1,525,355
                                                                      ----------

Telecommunications Equipment 1.5%
Corning, Inc. ....................................         82,500      1,378,575
Scientific-Atlanta, Inc. .........................         39,300      1,595,580
                                                                      ----------
                                                                       2,974,155
                                                                      ----------
Manufacturing 7.5%

Chemicals 1.0%
Dow Chemical Co. .................................         55,300      1,838,725
                                                                      ----------

Containers & Paper 1.5%
International Paper Co. ..........................         80,500      2,873,850
                                                                      ----------

Diversified Manufacturing 4.3%
General Electric Co. .............................        134,100      6,537,375
Tyco International Ltd. ..........................         30,900      1,684,050
                                                                      ----------
                                                                       8,221,425
                                                                      ----------
Machinery/Components/Controls 0.7%
Ingersoll-Rand Co. ...............................         33,500      1,380,200
                                                                      ----------

Technology 15.5%

Computer Software 7.0%
Adobe Systems, Inc. ..............................         41,200      1,935,988
Microsoft Corp.* .................................         96,200      6,902,350
Oracle Corp.* ....................................         91,300      1,794,958
PeopleSoft, Inc.* ................................         58,700      2,846,950
                                                                      ----------
                                                                      13,480,246
                                                                      ----------
Diverse Electronic Products 0.9%
Hewlett-Packard Co. ..............................         59,800      1,710,280
                                                                      ----------

EDP Peripherals 0.5%
EMC Corp.* .......................................         36,000      1,045,800
                                                                      ----------

Electronic Components/Distributors 1.0%
Cisco Systems, Inc.* .............................         95,500      1,844,965
                                                                      ----------

Electronic Data Processing 1.6%
Compaq Computer Corp. ............................        114,200      1,768,958
International Business Machines Corp. ............         11,400      1,288,200
                                                                      ----------
                                                                       3,057,158
                                                                      ----------
Semiconductors 4.5%
Applied Materials, Inc.* .........................         68,100      3,481,953
Intel Corp. ......................................        113,000      3,428,420
Texas Instruments, Inc. ..........................         57,400      1,808,100
                                                                      ----------
                                                                       8,718,473
                                                                      ----------
Energy 6.6%

Oil & Gas Production 5.6%
Burlington Resources, Inc. .......................         40,000      1,598,000
Exxon Mobil Corp. ................................         64,507      5,634,686


    The accompanying notes are an integral part of the financial statements.


                                                                    Shares      Value ($)
-------------------------------------------------------------------------------------------

 Royal Dutch Petroleum Co. (New York Shares) ...............        33,600     1,957,872
 Total Fina SA (ADR) .......................................        24,690     1,733,238
                                                                              ----------
                                                                              10,923,796
                                                                              ----------
 Oil Companies 1.0%
 Chevron Corp. .............................................        20,600     1,864,300
                                                                              ----------

 Metals & Minerals 0.9%

 Steel & Metals
 Alcoa, Inc. ...............................................        45,100     1,776,940
                                                                              ----------

 Transportation 0.9%

 Railroads
 Union Pacific Corp. .......................................        32,600     1,790,066
                                                                              ----------

 Utilities 1.2%

 Electric Utilities
 Exelon Corp. ..............................................        37,450     2,401,294
                                                                              ----------


----------------------------------------------------------------------------------------
Total Common Stocks (Cost $181,616,536)                                      186,093,829
----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $188,547,777) (a)                 193,025,070
----------------------------------------------------------------------------------------

*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate.

(a) At June 30, 2001, the net unrealized appreciation on investments based on cost for federal income tax purposes of $188,905,814 was as follows:

     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax .........                 $17,145,804
       cost
     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value ....                  13,026,548

                                                                              ----------
     Net unrealized appreciation ...........................                  $4,119,256
                                                                              ----------


--------------------------------------------------------------------------------

     Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 2001, aggregated $68,851,935 and $61,317,851, respectively.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

Growth and Income Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $188,547,777) .   $ 193,025,070
Cash ....................................................         905,697
Dividends receivable ....................................         116,468
Interest receivable .....................................          21,479
Receivable for Portfolio shares sold ....................          68,927
Foreign taxes recoverable ...............................           4,432
                                                            -------------
Total assets ............................................     194,142,073

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased .......................         687,885
Payable for Portfolio shares redeemed ...................         221,632
Accrued management fee ..................................          73,069
Accrued Trustees' fees and expenses .....................           5,413
Accrued accounting fees .................................           8,324
Other accrued expenses and payables .....................          23,308
                                                            -------------
Total liabilities .......................................       1,019,631
--------------------------------------------------------------------------------
Net assets, at value                                        $ 193,122,442
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income .....................         818,881
Net unrealized appreciation (depreciation) on investments       4,477,293
Accumulated net realized gain (loss) ....................      (1,011,159)
Paid-in capital .........................................     188,837,427
--------------------------------------------------------------------------------
Net assets, at value                                        $ 193,122,442
--------------------------------------------------------------------------------

Class A

Net Asset Value, offering and redemption price per share
   ($181,607,369 / 19,303,488 outstanding shares of
   beneficial interest, no par value, unlimited number of   -------------
   shares authorized) ...................................   $        9.41
                                                            -------------

Class B

Net Asset Value, offering and redemption price per share
   ($11,515,073 / 1,226,603 outstanding shares of beneficial
   interest, no par value, unlimited number of shares       -------------
   authorized) ..........................................   $        9.39
                                                            -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------------------

Income:
Dividends (net of foreign taxes withheld of $30,591) ......................   $  1,272,684
Interest ..................................................................        183,421
                                                                              ------------
Total Income ..............................................................      1,456,105
                                                                              ------------
Expenses:
Management fee ............................................................        450,921
Custodian fees ............................................................         17,996
Accounting fees ...........................................................         25,252
Distribution fees (Class B) ...............................................         14,904
Auditing ..................................................................          6,341
Legal .....................................................................          3,913
Trustees' fees and expenses ...............................................         28,222
Reports to shareholders ...................................................          3,610
Registration fees .........................................................            893
Other .....................................................................          3,551
                                                                              ------------
Total expenses, before expense reductions .................................        555,603
Expense reductions ........................................................        (19,901)
                                                                              ------------
Total expenses, after expense reductions ..................................        535,702
-------------------------------------------------------------------------------------------
Net investment income (loss)                                                       920,403
-------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------------------
Net realized gain (loss) from investments .................................       (580,209)
                                                                              ------------
Net unrealized appreciation (depreciation) during the period on investments    (13,031,634)

-------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                     (13,611,843)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $(12,691,440)
-------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Six Months
                                                                                                  Ended         Year Ended
                                                                                              June 30, 2001    December 31,
Increase (Decrease) in Net Assets                                                              (Unaudited)         2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $     920,403    $   2,120,107
Net realized gain (loss) on investment transactions ......................................        (580,209)       7,828,329
Net unrealized appreciation (depreciation) on investment transactions during the period ..     (13,031,634)     (14,888,551)
                                                                                             -------------    -------------
Net increase (decrease) in net assets resulting from operations ..........................     (12,691,440)      (4,940,115)
                                                                                             -------------    -------------
Distributions to shareholders from:
Net investment income:
Class A ..................................................................................      (2,100,713)      (2,612,109)
                                                                                             -------------    -------------
Class B ..................................................................................        (109,015)        (162,390)
                                                                                             -------------    -------------
Net realized gains:
Class A ..................................................................................      (3,956,573)      (3,459,899)
                                                                                             -------------    -------------
Class B ..................................................................................        (262,846)        (256,077)
                                                                                             -------------    -------------
Portfolio share transactions:
Class A
Proceeds from shares sold ................................................................      36,153,472       63,758,174
Reinvestment of distributions ............................................................       6,057,286        6,072,008
Cost of shares redeemed ..................................................................     (27,503,089)     (74,310,785)
                                                                                             -------------    -------------
Net increase (decrease) in net assets from Class A share transactions ....................      14,707,669       (4,480,603)
                                                                                             -------------    -------------
Class B
Proceeds from shares sold ................................................................         395,709        3,915,299
Reinvestment of distributions ............................................................         371,861          418,467
Cost of shares redeemed ..................................................................      (1,008,534)      (4,350,271)
                                                                                             -------------    -------------
Net increase (decrease) in net assets from Class B share transactions ....................        (240,964)         (16,505)
                                                                                             -------------    -------------
Increase (decrease) in net assets ........................................................      (4,653,882)     (15,927,698)
Net assets at beginning of period ........................................................     197,776,324      213,704,022
Net assets at end of period (including undistributed net investment income of                -------------    -------------
   $818,881 and $2,108,206, respectively) ................................................   $ 193,122,442    $ 197,776,324
                                                                                             -------------    -------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Class A
Shares outstanding at beginning of period ................................................      17,799,855       18,237,831
                                                                                             -------------    -------------
Shares sold ..............................................................................       3,729,810        5,960,868
Shares issued to shareholders in reinvestment of distributions ...........................         629,904          568,374
Shares redeemed ..........................................................................      (2,856,081)      (6,967,218)
                                                                                             -------------    -------------
Net increase (decrease) in Portfolio shares ..............................................       1,503,633         (437,976)
                                                                                             -------------    -------------
Shares outstanding at end of period ......................................................      19,303,488       17,799,855
                                                                                             -------------    -------------

Class B
Shares outstanding at beginning of period ................................................       1,253,011        1,266,642
                                                                                             -------------    -------------
Shares sold ..............................................................................          40,329          356,199
Shares issued to shareholders in reinvestment of distributions ...........................          38,776           39,219
Shares redeemed ..........................................................................        (105,513)        (409,049)
                                                                                             -------------    -------------
Net increase (decrease) in Portfolio shares ..............................................         (26,408)         (13,631)
                                                                                             -------------    -------------
Shares outstanding at end of period ......................................................       1,226,603        1,253,011
                                                                                             -------------    -------------


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

Growth and Income Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class A (c)

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2001(b)   2000     1999    1998     1997     1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.38   $10.96   $11.25   $11.48   $ 9.37   $ 7.98
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                           .05      .11      .22      .27      .27      .27
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        (.68)    (.33)     .46      .54     2.47     1.46
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                        (.63)    (.22)     .68      .81     2.74     1.73
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     (.12)    (.15)    (.13)    (.25)    (.26)    (.23)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                             (.22)    (.21)    (.84)    (.79)    (.37)    (.11)
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                     (.34)    (.36)    (.97)   (1.04)    (.63)    (.34)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 9.41   $10.38   $10.96   $11.25   $11.48   $ 9.37
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                         (6.21)** (2.10)    5.80     7.18    30.47    22.17
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     182      185      200      184      157       91
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            .56(e)*  .56      .55      .56      .58      .66
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             .55(e)*  .56      .55      .56      .58      .66
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                  .99*    1.06     2.01     2.41     2.54     3.14
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 66*      65       65       39       28       32
-----------------------------------------------------------------------------------------------------------------------------

Class B

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                          2001(b)   2000    1999     1998    1997(d)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $10.35   $10.93   $11.24   $11.47   $ 9.44
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                                    .04      .09      .19      .25      .14
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                 (.69)    (.33)     .46      .54     2.02
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                 (.65)    (.24)     .65      .79     2.16
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                              (.09)    (.13)    (.12)    (.23)    (.13)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                      (.22)    (.21)    (.84)    (.79)       --
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                              (.31)    (.34)    (.96)   (1.02)    (.13)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $ 9.39   $10.35   $10.93   $11.24   $11.47
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                  (6.37)** (2.33)    5.48     6.95    22.89**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                               12       13       14       14        7
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                     .81(e)*  .81      .80      .79      .80*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                      .80(e)*  .81      .80      .79      .80*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                           .74*     .81     1.76     2.20     2.13*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                          66*      65       65       39       28
-----------------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended June 30, 2001 (Unaudited).

(c)  On May 1, 1997 existing shares were redesignated as Class A shares.

(d) For the period May 1, 1997 (commencement of sales of Class B shares) to December 31, 1997.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .55% and .55%, and .80% and 80% for Class A and Class B, respectively (see Notes to Financial Statements).

*    Annualized

**   Not annualized

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   June 30, 2001
Capital Growth Portfolio

                        Dear Shareholders,

                        U.S. equity markets staged a decent recovery in the second quarter as interest rate cuts by the Federal Reserve Board gave investors cause for optimism. Historically, easier monetary policy has been quite effective at stimulating the economy, corporate earnings, and ultimately stock prices. Growth stocks, after correcting dramatically in the prior two quarters, benefited most from the improving sentiment and outperformed.

                        For the six-month period ended June 30, 2001, the portfolio's Class A shares returned -12.50%, compared to a return of -6.70% for its unmanaged benchmark, the S&P 500 Index. The portfolio remained true to its growth-oriented style and was therefore positioned reasonably well for the period. The technology sector was the largest contributor to relative performance. This was one of the best-performing areas of the market and our higher relative weighting helped results. In fact, we added to our technology stocks on price weakness, and therefore more fully participated in the group's advance. Microsoft (5.04% of the portfolio's market value) and IBM (2.86%) led our holdings in the group. However, portfolio gains were mitigated by our holdings in the energy sector. Energy stocks, particularly exploration and production issues, performed poorly despite very strong growth fundamentals.

                        While we believe that history argues in favor of a positive response in the economy and the investment markets to reductions in interest rates, a recovery based on lower interest rates may take longer than expected in this case. Many companies spent heavily to build up production capacity and inventory before the recent downturn and, until at least some of that overcapacity and inventory is reduced, we believe a rapid recovery is unlikely. Still, we expect to see the beginnings of a rebound in some sectors, including technology, in the third and fourth quarters of the year.

                        Sincerely,

                        Your Portfolio Manager

                        /s/William F. Gadsden

                        William F. Gadsden
                        Lead Portfolio Manager


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

     The technology sector was one of the best-performing sectors of the market and was the largest contributor to relative performance.

Performance Update
--------------------------------------------------------------------------------
                                                                   June 30, 2001
Capital Growth Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

     The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                       Capital Growth
                   Portfolio -- Class A*     S&P 500 Index

          '91             10000                 10000
           92             11847                 11343
          '93             13995                 12890
          '94             13872                 13072
          '95             16689                 16478
          '96             20107                 20761
          '97             27460                 27969
          '98             34836                 36406
          '99             41133                 44689
          '00             51784                 47938
          '01             39489                 40831


                            Yearly periods ended June 30


Capital Growth Portfolio -- Class A*                             S&P 500 Index
-------------------------------------------------------------    -----------------------------------------------------------
                                         Total Return                                                    Total Return
                                  ---------------------------                                     --------------------------
Period Ended         Growth of                     Average       Period Ended        Growth of                     Average
6/30/2001             $10,000      Cumulative       Annual       6/30/2001            $10,000      Cumulative       Annual
-------------------------------------------------------------    -----------------------------------------------------------
1 Year              $   7,626       -23.74%        -23.74%       1 Year             $   8,518       -14.82%        -14.82%
-------------------------------------------------------------    -----------------------------------------------------------
5 Year              $  19,639        96.39%         14.45%       5 Year             $  19,667        96.67%         14.48%
-------------------------------------------------------------    -----------------------------------------------------------
10 Year             $  39,489       294.89%         14.72%       10 Year            $  40,831       308.31%         15.09%
-------------------------------------------------------------    -----------------------------------------------------------

*    On May 12, 1997, existing shares were redesignated as Class A shares.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

     The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:
                               Capital Growth
                             Portfolio -- Class B             S&P 500 Index

                 5/97**             10000                          10000
                 6/97               10581                          10449
                12/97               11569                          11554
                 6/98               13391                          13601
                12/98               14222                          14857
                 6/99               15776                          16696
                12/99               19183                          17984
                 6/00               19803                          17909
                12/00               17240                          16350
                 6/01               15070                          15254




Capital Growth Portfolio -- Class B                               S&P 500 Index
-------------------------------------------------------------     -----------------------------------------------------------
                                         Total Return                                                    Total Return
                                  ---------------------------                                     ---------------------------
Period Ended         Growth of                     Average       Period Ended           Growth of                     Average
6/30/2001             $10,000      Cumulative       Annual       6/30/2001               $10,000      Cumulative       Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $   7,610        -23.90%       -23.90%        1 Year               $   8,518        -14.82%       -14.82%
Life of             $  15,371         53.71%        10.97%        Life of Portfolio**  $  15,254         10.89%        52.54%
Portfolio**

** The Portfolio commenced selling Class B shares on May 12, 1997. Index comparisons begin May 31, 1997.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001
Capital Growth Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART
APPEARS HERE, ILLUSTRATING THE EXACT
DATA POINTS IN THE TABLE BELOW.
                                            Sector breakdown of the
                                            Portfolio's equity holdings

Equity Securities               97%         Technology                     28%
Cash Equivalents                 3%         Health                         17%
-----------------------------------         Financial                      11%
                               100%         Media                          10%
-----------------------------------         Manufacturing                   7%
                                            Consumer Discretionary          6%
                                            Energy                          6%
                                            Consumer Staples                5%
                                            Communications                  4%
                                            Other                           6%
                                            ----------------------------------
                                                                          100%
                                            ----------------------------------



--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(33% of Portfolio)

1.     Microsoft Corp.
       Developer of computer software

2.     General Electric Co.
       Producer of electrical equipment

3.     Pfizer, Inc.
       Manufacturer of prescription pharmaceuticals and non-prescription self-medications

4.     Citigroup, Inc.
       Provider of diversified financial services

5.     Intel Corp.
       Producer of semiconductor memory circuits

6.     American International Group, Inc.
       Provider of insurance services

7.     International Business Machines Corp.
       Manufacturer and operator of computer and business equipment

8.     Applied Materials, Inc.
       Producer of reactors used to manufacture thin film

9.     Home Depot, Inc.
       Operator of building materials and home improvement stores

10.    Eli Lilly & Co.
       Producer of pharmaceuticals

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Capital Growth Portfolio
                                                Principal
                                                Amount ($)     Value ($)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Commercial Paper 3.4%
--------------------------------------------------------------------------------

 Federal Home Loan Bank, Discount Note, 3.5%**,             -----------
 7/2/2001 (Cost $32,393,454) ..............    32,397,000    32,393,454
                                                            -----------

                                                 Shares
--------------------------------------------------------------------------------
Common Stocks 96.6%
--------------------------------------------------------------------------------

Consumer Discretionary 6.3%

Department & Chain Stores
Home Depot, Inc. ..........................       492,250    22,914,238
Target Corp. ..............................       423,200    14,642,720
Wal-Mart Stores, Inc. .....................       454,400    22,174,720
                                                            -----------
                                                             59,731,678
                                                            -----------
Consumer Staples 4.9%

Food & Beverage 2.3%
Coca-Cola Co. .............................       200,500     9,022,500
PepsiCo, Inc. .............................       290,700    12,848,940
                                                            -----------
                                                             21,871,440
                                                            -----------
Package Goods/Cosmetics 2.6%
Colgate-Palmolive Co. .....................       282,900    16,688,271
Procter & Gamble Co. ......................       131,000     8,357,800
                                                            -----------
                                                             25,046,071
                                                            -----------
Health 16.3%

Biotechnology 1.4%
MedImmune, Inc.* ..........................       279,500    13,251,095
                                                            -----------

Hospital Management 1.2%
Tenet Healthcare Corp.* ...................       227,000    11,710,930
                                                            -----------

Medical Supply & Specialty 1.8%
Baxter International, Inc. ................       350,000    17,150,000
                                                            -----------

Pharmaceuticals 11.9%
Abbott Laboratories .......................       328,000    15,747,280
Bristol-Myers Squibb Co. ..................       186,900     9,774,870
Eli Lilly & Co. ...........................       307,400    22,747,600
Johnson & Johnson .........................       318,600    15,930,000
Merck & Co., Inc. .........................       222,800    14,239,148
Pfizer, Inc. ..............................       867,275    34,734,364
                                                            -----------
                                                            113,173,262
                                                            -----------
Communications 4.3%

Cellular Telephone 1.9%
AT&T Wireless Group* ......................       406,700     6,649,545
Nokia Oyj (ADR) ...........................       527,300    11,621,692
                                                            -----------
                                                             18,271,237
                                                            -----------
Telephone/Communications 2.4%
BroadWing, Inc.* ..........................       458,200    11,202,990
JDS Uniphase Corp.* .......................       156,500     2,061,105
Qwest Communications International, Inc....       299,588     9,547,870
                                                            -----------
                                                             22,811,965
                                                            -----------

    The accompanying notes are an integral part of the financial statements.

                                           Shares       Value ($)
--------------------------------------------------------------------------------

Financial 10.5%

Banks 1.2%
State Street Corp. ..................      227,200   11,244,128
                                                     ----------

Insurance 2.9%
American International Group, Inc. ..      323,102   27,786,772
                                                     ----------

Consumer Finance 5.3%
American Express Co. ................      481,400   18,678,320
Citigroup, Inc. .....................      602,233   31,821,992
                                                     ----------
                                                     50,500,312
                                                     ----------
Other Financial Companies 1.1%
Marsh & McLennan Companies, Inc. ....      104,400   10,544,400
                                                     ----------

Media 9.8%

Advertising 1.4%
Omnicom Group, Inc. .................      160,200   13,777,200
                                                     ----------

Broadcasting & Entertainment 4.0%
AOL Time Warner, Inc.* ..............      377,400   20,002,200
Viacom, Inc. "B"* ...................      342,800   17,739,900
                                                     ----------
                                                     37,742,100
                                                     ----------
Cable Television 4.4%
AT&T Corp.-- Liberty Media Group "A"*    1,138,000   19,903,619
Comcast Corp. "A"* ..................      510,200   22,142,680
                                                     ----------
                                                     42,046,299
                                                     ----------
Service Industries 3.2%

Investment
Franklin Resources, Inc. ............      258,700   11,840,699
Goldman Sachs Group, Inc. ...........       62,900    5,396,820
Merrill Lynch & Co., Inc. ...........      223,400   13,236,450
                                                     ----------
                                                     30,473,969
                                                     ----------
Durables 1.9%

Aerospace 1.4%
United Technologies Corp. ...........      175,900   12,886,434
                                                     ----------

Telecommunications Equipment 0.5%
CIENA Corp.* ........................      127,400    4,834,193
                                                     ----------

Manufacturing 6.5%

Diversified Manufacturing
General Electric Co. ................      873,000   42,558,750
Tyco International Ltd. .............      348,500   18,993,250
                                                     ----------
                                                     61,552,000
                                                     ----------
Technology 26.7%

Computer Software 8.7%
Microsoft Corp.* ....................      669,300   48,022,275
Oracle Corp.* .......................      827,500   16,268,650
Siebel Systems, Inc.* ...............      228,100   10,841,593
VERITAS Software Corp.* .............      113,500    7,661,250
                                                     ----------
                                                     82,793,768

    The accompanying notes are an integral part of the financial statements.

                                                                  Shares       Value ($)
-----------------------------------------------------------------------------------------

 EDP Peripherals 2.0%
 EMC Corp.* ................................................       653,100    18,972,555
                                                                             -----------

 Electronic Components/Distributors 2.3%
 Cisco Systems, Inc.* ......................................       867,000    16,749,573
 Juniper Networks, Inc.* ...................................       164,100     5,078,895
                                                                             -----------
                                                                              21,828,468
                                                                             -----------
 Electronic Data Processing 4.4%
 International Business Machines Corp. .....................       240,800    27,210,400
 Sun Microsystems, Inc.* ...................................       918,000    14,825,700
                                                                             -----------
                                                                              42,036,100
                                                                             -----------
 Semiconductors 9.3%
 Applied Materials, Inc.* ..................................       465,400    23,795,902
 Intel Corp. ...............................................       992,800    30,121,552
 Linear Technology Corp. ...................................       224,000    10,445,120
 Micron Technology, Inc.* ..................................       183,000     7,521,300
 Texas Instruments, Inc. ...................................       441,900    13,919,850
 Vitesse Semiconductor Corp.* ..............................       157,800     3,337,470
                                                                             -----------
                                                                              89,141,194
                                                                             -----------
 Energy 6.2%

 Oil & Gas Production 3.9%
 Anadarko Petroleum Corp. ..................................       332,400    17,959,572
 EOG Resources, Inc. .......................................       206,300     7,333,965
 Nabors Industries, Inc.* ..................................       329,000    12,238,800
                                                                             -----------
                                                                              37,532,337
                                                                             -----------
 Oilfield Services/Equipment 2.3%
 Schlumberger Ltd. .........................................       405,900    21,370,635
                                                                             -----------

----------------------------------------------------------------------------------------
Total Common Stocks (Cost $874,383,631)                                      920,080,542
----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $906,777,085) (a)                 952,473,996
----------------------------------------------------------------------------------------

*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate.

(a) At June 30, 2001, the net unrealized appreciation on investments based on cost for federal income tax purposes of $907,461,434 was as follows:

     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost ....              $  134,438,955

     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value ....                  89,426,393
                                                                             -----------
    Net unrealized appreciation ............................              $   45,012,562
                                                                             -----------

--------------------------------------------------------------------------------

     Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2001, aggregated $208,836,679 and $251,106,337, respectively.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

Capital Growth Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $906,777,085) .   $ 952,473,996
Cash ....................................................       3,022,283
Dividends receivable ....................................         278,872
Interest receivable .....................................          84,328
Receivable for Portfolio shares sold ....................         223,245
                                                            -------------
Total assets ............................................     956,082,724

Liabilities
--------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ...................         109,940
Accrued management fee ..................................         351,970
Accrued accounting fee ..................................          23,295
Accrued Trustees' fees and expenses .....................             584
Other accrued expenses and payables .....................          72,672
                                                            -------------
Total liabilities .......................................         558,461
--------------------------------------------------------------------------------
Net assets, at value                                        $ 955,524,263
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income .....................       1,085,408
Net unrealized appreciation (depreciation) on investments      45,696,911
Accumulated net realized gain (loss) ....................     (11,428,185)
Paid-in capital .........................................     920,170,129
--------------------------------------------------------------------------------
Net assets, at value                                        $ 955,524,263
--------------------------------------------------------------------------------

Class A

Net Asset Value, offering and redemption price per
   share ($954,625,462 / 53,770,852 outstanding shares of
   beneficial interest, no par value, unlimited number      -------------
   of shares authorized) ................................   $       17.75
                                                            -------------

Class B

Net Asset Value, offering and redemption price per
   share ($898,801 / 50,724 outstanding shares of
   beneficial interest, no par value, unlimited number of   -------------
   shares authorized) ...................................   $       17.72
                                                            -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $12,046) ......................   $   3,027,014
Interest ..................................................................         577,622
                                                                              -------------
Total Income ..............................................................       3,604,636
                                                                              -------------
Expenses:
Management fee ............................................................       2,311,624
Custodian fees ............................................................          32,492
Accounting fees ...........................................................          71,624
Auditing ..................................................................          26,240
Legal .....................................................................           8,972
Distribution fees (Class B) ...............................................           1,267
Trustees' fees and expenses ...............................................         120,633
Reports to shareholders ...................................................          10,578
Registration fees .........................................................          10,498
Other .....................................................................          16,349
                                                                              -------------
Total expenses, before expense reductions .................................       2,610,277
Expense reductions ........................................................        (113,125)
                                                                              -------------
Total expenses, after expense reductions ..................................       2,497,152
--------------------------------------------------------------------------------------------
Net investment income (loss)                                                      1,107,484
--------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------------------
Net realized gain (loss) from investments .................................     (10,458,819)
                                                                              -------------
Net unrealized appreciation (depreciation) during the period on investments    (130,825,546)
--------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                     (141,284,365)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $(140,176,881)
--------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------

                                                                                             Six Months
                                                                                                Ended          Year Ended
                                                                                             June 30, 2001     December 31,
Increase (Decrease) in Net Assets                                                             (Unaudited)          2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $     1,107,484    $     3,765,887
Net realized gain (loss) on investment transactions ....................................       (10,458,819)       116,658,634
Net unrealized appreciation (depreciation) on investment transactions during the period       (130,825,546)      (245,068,780)
                                                                                           ---------------    ---------------
Net increase (decrease) in net assets resulting from operations ........................      (140,176,881)      (124,644,259)
                                                                                           ---------------    ---------------
Distributions to shareholders from:
Net investment income:
Class A ................................................................................        (3,672,762)        (3,035,225)
                                                                                           ---------------    ---------------
Class B ................................................................................            (1,238)              --
                                                                                           ---------------    ---------------
Net realized gains:
Class A ................................................................................      (116,304,156)      (149,151,554)
                                                                                           ---------------    ---------------
Class B ................................................................................          (113,211)          (177,202)
                                                                                           ---------------    ---------------
Portfolio share transactions:
Class A
Proceeds from shares sold ..............................................................       119,448,301        255,484,175
Reinvestment of distributions ..........................................................       119,976,918        152,186,779
Cost of shares redeemed ................................................................      (151,194,684)      (258,368,143)
                                                                                           ---------------    ---------------
Net increase (decrease) in net assets from Class A share transactions ..................        88,230,535        149,302,811
                                                                                           ---------------    ---------------
Class B
Proceeds from shares sold ..............................................................            32,879            370,040
Reinvestment of distributions ..........................................................           114,449            177,202
Cost of shares redeemed ................................................................          (142,593)          (370,753)
                                                                                           ---------------    ---------------
Net increase (decrease) in net assets from Class B share transactions ..................             4,735            176,489
                                                                                           ---------------    ---------------
Increase (decrease) in net assets ......................................................      (172,032,978)      (127,528,940)
Net assets at beginning of period ......................................................     1,127,557,241      1,255,086,181

Net assets at end of period (including undistributed net investment income of $1,085,408   ---------------    ---------------
   and $3,651,924, respectively)                                                           $   955,524,263    $ 1,127,557,241
                                                                                           ---------------    ---------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Class A

Shares outstanding at beginning of period ..............................................        48,831,124         43,044,031
                                                                                           ---------------    ---------------
Shares sold ............................................................................         5,936,843          9,593,674
Shares issued to shareholders in reinvestment of distributions .........................         6,460,793          5,968,108
Shares redeemed ........................................................................        (7,457,908)        (9,774,689)
                                                                                           ---------------    ---------------
Net increase (decrease) in Portfolio shares ............................................         4,939,728          5,787,093
                                                                                           ---------------    ---------------
Shares outstanding at end of period ....................................................        53,770,852         48,831,124
                                                                                           ---------------    ---------------

Class B

Shares outstanding at beginning of period ..............................................            50,385             44,161
                                                                                           ---------------    ---------------
Shares sold ............................................................................             1,464             13,466
Shares issued to shareholders in reinvestment of distributions .........................             6,169              6,957
Shares redeemed ........................................................................            (7,294)           (14,199)
                                                                                           ---------------    ---------------
Net increase (decrease) in Portfolio shares ............................................               339              6,224
                                                                                           ---------------    ---------------
Shares outstanding at end of period ....................................................            50,724             50,385
                                                                                           ---------------    ---------------


    The accompanying notes are an integral part of the financial statements.

                                       49





Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

Capital Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class A (c)

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2001(b)   2000     1999    1998     1997     1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $23.07   $29.13    $23.95  $20.63   $16.50   $15.08
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                           .02      .08       .10     .16      .18      .19
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       (2.79)   (2.63)     7.64    4.46     5.39     2.68
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                       (2.77)   (2.55)     7.74    4.62     5.57     2.87
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     (.08)    (.07)     (.07)   (.17)    (.19)    (.19)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                            (2.47)   (3.44)    (2.49)  (1.13)   (1.25)   (1.26)
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                    (2.55)   (3.51)    (2.56)  (1.30)   (1.44)   (1.45)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $17.75   $23.07    $29.13  $23.95   $20.63   $16.50
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        (12.50)** (9.90)    35.23   23.23    35.76    20.13
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     955    1,126     1,254     901      676      440
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            .51(e)*  .49       .49     .50      .51      .53
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             .50(e)*  .49       .49     .50      .51      .53
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                  .22*     .30       .43     .75      .96     1.27
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 42*      55        66      55       42       66
-----------------------------------------------------------------------------------------------------------------------------

Class B

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                         2001(b)    2000    1999     1998    1997(d)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $23.00    $29.05  $23.92   $20.61   $17.54
                                                                                ---------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                                    .00***    .01     .04      .11      .08
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                (2.78)    (2.62)   7.62     4.45     3.08
                                                                                ---------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                (2.78)    (2.61)   7.66     4.56     3.16
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                              (.03)       --    (.04)    (.12)    (.09)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                     (2.47)    (3.44)  (2.49)   (1.13)      --
                                                                                ---------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                             (2.50)    (3.44)  (2.53)   (1.25)    (.09)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $17.72    $23.00  $29.05   $23.92   $20.61
                                                                                ---------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                 (12.59)** (10.13)  34.88    22.94    18.00**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                              .90      1.16    1.28      .83      .55
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                     .76(e)*   .74     .74      .75      .75*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                      .75(e)*   .74     .74      .75      .75*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                          (.03)*     .05     .18      .49      .64*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                          42*       55      66       55       42
-----------------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended June 30, 2001 (Unaudited).

(c)  On May 12, 1997 existing shares were redesignated as Class A shares.

(d) For the period May 12, 1997 (commencement of sales of Class B shares) to December 31, 1997.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .50% and .50%, and .75%, and .75% for Class A and Class B, respectively (see Notes to Financial Statements).

*    Annualized

**   Not annualized

***  Less than ($.005) per share

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   June 30, 2001

21st Century Growth Portfolio

Dear Shareholders,

During the first six months of calendar year 2001, small-cap stocks outperformed large-caps, and small value stocks outpaced small growth stocks. Our stock selection discipline helped us provide strong results relative to other asset classes. The portfolio's Class A shares returned -10.71% for the six-month period ended June 30, 2001, trailing the 0.15% return of its unmanaged benchmark, Russell 2000 Growth Index.

We have been scaling back in energy stocks to manage overall risk in the portfolio. Still, we remain positive regarding this sector. We believe earnings should continue to improve for this sector because the fundamental need for increased energy supplies remains intact. Federal tax incentives could help brighten the outlook for the group as well. Swift Energy (2.61% of the portfolio's market value) remains the fund's largest position within the energy sector.

We've been increasing the fund's positioning in health care stocks to take advantage of an outsourcing trend in the pharmaceutical industry as well as consolidation in the hospital industry. Health care was a significant contributor to performance during the second quarter. Many investors are looking for biotechnology, drug discovery firms and medical supply firms with sustainable growth prospects, solid business strategies, and strong product pipelines.

During the first half of fiscal year 2001, we had earnings disappointments among former top 10 holdings in several industries, including health care, technology, durable goods, and services. Within the technology sector, the profit picture remains grim for many small-cap companies. Huge multi-billion-dollar asset write downs and negative earnings surprises by high profile large-cap technology companies during May and June erased much of the positive momentum the sector enjoyed in April, when small-cap technology stocks rebounded from first quarter lows.

Overall, we believe small-cap stocks are better positioned to benefit from falling interest rates than large-caps in the coming months. The Federal Reserve Board's slashing of short-term rates by 275 basis points since January should help small companies even more than large ones, in our view. Our analysis shows that relative to large-cap stocks, small-cap stocks are generally trading at more attractive price-to-earnings (P/E) ratios.

Based on our analysis, we believe that our holdings have a substantially stronger earnings outlook on a year-over-year and longer-term basis than the market as a whole. We sometimes pay a premium to buy the best, and we strive for a portfolio of stocks with strong balance sheets. We believe small companies in niche markets, with solid franchises, and strong, predictable earnings should fare well over the long term.

Sincerely,

Your Portfolio Management Team

/s/Peter Chin                                               /s/Roy C. McKay
Peter Chin                                                  Roy C. McKay
Lead Portfolio Manager                                      Portfolio Manager

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Management's emphasis on companies with strong earnings trends helped the portfolio outperform its benchmark during the period.

Performance Update
--------------------------------------------------------------------------------
                                                                   June 30, 2001

21st Century Growth Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment

--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                 21st Century Growth
                 Portfolio -- Class A      Russell 2000 Growth Index

          5/99*          10000                      10000
          6/99           11074                      10527
          9/99           12083                      10010
         12/99           17521                      13352
          3/00           19967                      14592
          6/00           18034                      13516
          9/00           17599                      12979
         12/00           13597                      10357
          3/00           10365                       8782
          6/01           12140                      10373

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of the 2000 smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

21st Century Growth Portfolio -- Class A                           Russell 2000 Growth Index
-------------------------------------------------------------     -----------------------------------------------------------
                                          Total Return                                                    Total Return
                                   --------------------------                                      --------------------------
Period Ended         Growth of                     Average        Period Ended       Growth of                     Average
6/30/2001             $10,000      Cumulative       Annual        6/30/2001           $10,000      Cumulative       Annual
-------------------------------------------------------------     -----------------------------------------------------------
1 Year              $   6,726        -32.68%       -32.68%        1 Year             $   7,674        -23.26%       -23.26%
-------------------------------------------------------------     -----------------------------------------------------------
Life of Portfolio*  $  12,241         22.41%         9.83%        Life of Portfolio* $  10,373          3.73%         1.77%
-------------------------------------------------------------     -----------------------------------------------------------

* The Portfolio commenced operations on May 3, 1999. Index comparisons begin May 31, 1999.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                 21st Century Growth
                 Portfolio -- Class B         Russell 2000 Growth Index

        5/99*            10000                          10000
        6/99             11058                          10527
        9/99             12033                          10010
       12/99             17438                          13352
        3/00             19851                          14592
        6/00             17902                          13516
        9/00             17433                          12979
       12/00             13464                          10357
        3/00             10266                           8782
        6/01             12041                          10373

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of the 2000 smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

21st Century Growth Portfolio -- Class B                          Russell 2000 Growth Index
-------------------------------------------------------------     -----------------------------------------------------------
                                          Total Return                                                    Total Return
                                   --------------------------                                      --------------------------
Period Ended         Growth of     Cumulative      Average        Period Ended        Growth of     Cumulative      Average
6/30/2001             $10,000                       Annual        6/30/2001            $10,000                       Annual
-------------------------------------------------------------     -----------------------------------------------------------
1 Year              $   6,726        -32.74%       -32.74%        1 Year             $   7,674        -23.26%       -23.26%
-------------------------------------------------------------     -----------------------------------------------------------
Life of Portfolio*  $  12,141         21.41%         9.41%        Life of Portfolio* $  10,373          3.73%         1.77%
-------------------------------------------------------------     -----------------------------------------------------------

* The Portfolio commenced operations on May 3, 1999. Index comparisons begin May 31, 1999.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns would have been lower if the Portfolio's expenses were not maintained.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

21st Century Growth Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
                                              Sector breakdown of the
                                              Portfolio's equity holdings

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Equity Securities              93%            Technology                     24%
Cash Equivalents                7%            Health                         22%
----------------------------------            Consumer Discretionary         13%
                              100%            Energy                         12%
----------------------------------            Service Industries              7%
                                              Manufacturing                   6%
                                              Media                           5%
                                              Durables                        3%
                                              Construction                    2%
                                              Other                           6%
                                              ----------------------------------
                                                                            100%
                                              ----------------------------------


--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(29% of Portfolio)

  1.     CryoLife, Inc.
         Provider of cryopreservation of viable human tissue for transplants

  2.     Copart, Inc.
         Auctioneer of damaged vehicles for insurance companies

  3.     Advent Software, Inc.
         Provider of stand-alone and client/server software products

  4.     Rent-A-Center, Inc.
         Owner and operator of rent-to-own stores and franchises

  5.     Radio One, Inc. "D"
         Operator of a radio broadcasting business

  6.     Swift Energy Co.
         Explorer and producer of oil and natural gas

  7.     Celgene Corp.
         Producer of pharmaceuticals

  8.     Charles River Laboratories International, Inc.
         Provider of research tools and support services that enable drug discovery and development

  9.     Pixelworks, Inc.
         Designer of semiconductor related systems

 10.     NPS Pharmaceuticals, Inc.
         Developer of small molecule drugs

Investment Portfolio                             as of June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------------

21st Century Growth Portfolio

                                                                                 Principal
                                                                                Amount ($)    Value ($)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Short-Term Investments 7.0%
-------------------------------------------------------------------------------------------------------

 Federal Home Loan Bank, Discount Note, 3.5%**, 7/2/2001                                      ---------
   (Cost $2,416,735) ..........................................................   2,416,735   2,416,735
                                                                                              ---------

                                                                                 Shares
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Common Stocks 93.0%
-------------------------------------------------------------------------------------------------------

 Consumer Discretionary 12.2%
 Apparel & Shoes 1.2%
 Too, Inc.* ...................................................................      15,500     424,700
                                                                                              ---------

 Department & Chain Stores 4.4%
 Hot Topic, Inc.* .............................................................      15,100     475,650
 Rent-A-Center, Inc.* .........................................................      19,800   1,063,260
                                                                                              ---------
                                                                                              1,538,910
                                                                                              ---------
 Hotels & Casinos 0.8%
 Anchor Gaming* ...............................................................       4,400     259,820
                                                                                              ---------

 Restaurants 2.9%
 AFC Enterprises, Inc.* .......................................................       3,200      61,280
 Buca, Inc.* ..................................................................      18,600     385,950
 CEC Entertainment, Inc.* .....................................................       6,700     330,645
 California Pizza Kitchen, Inc.* ..............................................       9,600     223,200
                                                                                              ---------
                                                                                              1,001,075
                                                                                              ---------
 Specialty Retail 2.4%
 Cost Plus, Inc.* .............................................................      20,100     577,071
 Gildan Activewear, Inc. "A"* .................................................      19,300     270,200
                                                                                              ---------
                                                                                                847,271
                                                                                              ---------
 Miscellaneous 0.5%
 Edison Schools, Inc.* ........................................................       7,300     163,447
                                                                                              ---------

 Consumer Staples 0.9%
 Miscellaneous
 Hain Celestial Group, Inc.* ..................................................      13,085     297,030
                                                                                              ---------

 Health 20.8%
 Biotechnology 8.5%
 CryoLife, Inc.* ..............................................................      34,800   1,423,668
 Harvard Bioscience, Inc.* ....................................................      36,200     400,372
 Myriad Genetics, Inc.* .......................................................       6,100     383,324
 Regeneration Technologies* ...................................................      40,800     371,688
 Regeneron Pharmaceuticals, Inc.* .............................................      10,800     370,440
                                                                                              ---------
                                                                                              2,949,492
                                                                                              ---------
 Health Industry Services 1.0%
 Rightchoice Managed Care, Inc.* ..............................................       7,800     346,320
 Unilab Corp.* ................................................................         700      17,787
                                                                                              ---------
                                                                                                364,107
                                                                                              ---------
 Hospital Management 1.0%
 Province Healthcare Co.* .....................................................       9,600     338,880
                                                                                              ---------

    The accompanying notes are an integral part of the financial statements.

                                                     Shares       Value ($)
--------------------------------------------------------------------------------

 Medical Supply & Specialty 2.9%
 American Medical Systems Holdings, Inc.* .....      11,000     170,500
 ArthroCare Corp.* ............................      24,400     634,400
 SurModics, Inc.* .............................       3,500     208,250
                                                              ---------
                                                              1,013,150
                                                              ---------
 Pharmaceuticals 7.4%
 Amylin Pharmaceuticals, Inc.* ................      14,800     159,100
 Celgene Corp.* ...............................      31,000     891,250
 Charles River Laboratories International, Inc.      20,100     698,475
 NPS Pharmaceuticals, Inc.* ...................      17,400     678,078
 Specialty Laboratories, Inc.* ................       3,500     132,475
                                                              ---------
                                                              2,559,378
                                                              ---------
 Communications 1.1%
 Telephone/Communications
 SBA Communications Corp.* ....................      12,900     301,215
 Sunrise Telecom, Inc.* .......................      13,300      66,500
                                                              ---------
                                                                367,715
                                                              ---------
 Financial 1.7%
 Insurance
 Annuity and Life Re (Holdings) Ltd. ..........      13,000     465,140
 Odyssey Re Holdings Corp.* ...................       7,100     128,297
                                                              ---------
                                                                593,437
                                                              ---------
 Media 4.7%
 Broadcasting & Entertainment
 Emmis Communications Corp. "A"* ..............      18,700     591,481
 Radio One, Inc. "D"* .........................      48,900   1,056,729
                                                              ---------
                                                              1,648,210
                                                              ---------
 Service Industries 6.2%
 Investment 1.6%
 Multex.com, Inc.* ............................      34,100     549,010
                                                              ---------

 Miscellaneous Commercial Services 4.6%
 Copart, Inc.* ................................      46,800   1,376,856
 Korn/Ferry International* ....................      14,500     224,750
                                                              ---------
                                                              1,601,606
                                                              ---------
 Durables 2.5%
 Telecommunications Equipment
 Spectrasite Holdings, Inc.* ..................      34,800     223,068
 UTStarcom, Inc.* .............................      26,400     640,200
                                                              ---------
                                                                863,268
                                                              ---------
 Manufacturing 6.0%
 Chemicals 1.9%
 Cabot Microelectronics Corp.* ................      10,500     656,460
                                                              ---------

 Industrial Specialty 1.8%
 Polycom, Inc.* ...............................      29,700     648,945
                                                              ---------

 Machinery/Components/Controls 2.3%
 Global Power Equipment Group, Inc.* ..........      12,800     375,040
 SureBeam Corp. "A"* ..........................      24,900     415,581
                                                              ---------
                                                                790,621
                                                              ---------
    The accompanying notes are an integral part of the financial statements.

                                           Shares       Value ($)
--------------------------------------------------------------------------------
 Technology 21.9%
 Computer Software 10.3%
 Activision, Inc.* ..................       4,300     169,334
 Actuate Corp.* .....................      37,200     312,480
 Advent Software, Inc.* .............      17,600   1,135,200
 I-many, Inc.* ......................      35,400     467,280
 PLATO Learning, Inc.* ..............      17,100     529,074
 Precise Software Solutions Ltd.* ...      16,800     509,880
 THQ, Inc.* .........................       7,300     447,490
                                                    ---------
                                                    3,570,738
                                                    ---------
 Diverse Electronic Products 1.3%
 Gentex Corp.* ......................      16,900     456,300
                                                    ---------

 Office/Plant Automation 1.6%
 Mercury Computer Systems, Inc.* ....      10,700     549,231
                                                    ---------

 Precision Instruments 0.3%
 Zygo Corp.* ........................       5,400     113,130
                                                    ---------

 Semiconductors 7.9%
 AstroPower, Inc.* ..................       7,800     376,818
 Asyst Technologies, Inc.* ..........       9,800     141,708
 Microsemi Corp.* ...................       8,700     612,393
 Pixelworks, Inc.* ..................      20,200     696,900
 Therma-Wave, Inc.* .................      19,700     372,330
 Tripath Technology, Inc.* ..........      41,800     386,650
 Veeco Instruments, Inc.* ...........       3,500     141,820
                                                    ---------
                                                    2,728,619
                                                    ---------
 Miscellaneous 0.5%
 Saba Software, Inc.* ...............      11,100     177,600
                                                    ---------

 Energy 11.1%
 Oil & Gas Production 3.5%
 Swift Energy Co.* ..................      30,100     906,913
 W-H Energy Services, Inc.* .........      13,900     286,479
                                                    ---------
                                                    1,193,392
                                                    ---------
 Oilfield Services/Equipment 5.7%
 Cal Dive International, Inc.* ......      12,200     294,020
 FMC Technologies, Inc.* ............      17,100     353,115
 National-Oilwell, Inc.* ............      12,000     321,600
 Precision Drilling Corp. "A"* ......       8,900     278,036
 Tesco Corp.* .......................      33,900     383,013
 Universal Compression Holdings, Inc.      12,300     349,320
                                                    ---------
                                                    1,979,104
                                                    ---------
 Miscellaneous 1.9%
 Active Power, Inc.* ................      21,300     344,847
 Kinder Morgan Managment, LLC* ......       4,800     328,800
                                                    ---------
                                                      673,647
                                                    ---------
 Construction 2.0%
 Building Materials 0.8%
 Simpson Manufacturing Co., Inc.* ...       4,700     284,350
                                                    ---------

    The accompanying notes are an integral part of the financial statements.

                                                            Shares     Value ($)
--------------------------------------------------------------------------------
 Building Products 1.2%
 CoStar Group, Inc.* ................................      16,100      429,548
                                                                     ---------

 Transportation 1.9%
 Air Freight 0.7%
 EGL, Inc.* .........................................      16,300      259,985
                                                                     ---------

 Marine Transportation 1.2%
 Frontline Ltd. .....................................      23,500      403,854
                                                                     ---------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $29,178,114)                              32,296,030
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $31,594,849) (a)         34,712,765
--------------------------------------------------------------------------------

*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate.

(a) At June 30, 2001, the net unrealized depreciation on investments based on cost for federal income tax purposes of $31,613,496 was as follows:

     Aggregate gross unrealized appreciation for all
        investments in which there is an excess of value
        over tax cost ...........................................   $5,878,403

     Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax cost
        over value ..............................................    2,779,134
                                                                    ----------
     Net unrealized appreciation ................................   $3,099,269
                                                                    ----------

--------------------------------------------------------------------------------

     Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2001, aggregated $26,711,053 and $15,959,378, respectively.

--------------------------------------------------------------------------------

     At December 31, 2000, the Portfolio had a net tax basis capital loss carryforward of approximately $1,217,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2008, the expiration date. In addition, from November 1 through December 31, 2000, the 21st Century Growth Portfolio incurred approximately $2,139,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the year ending December 31, 2001.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
----------------------------------------------------------------------------------------------

21st Century Growth Portfolio

----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
----------------------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $31,594,849) ........................   $ 34,712,765
Cash ..........................................................................        529,202
Receivable for investments sold ...............................................        197,468
Dividends receivable ..........................................................         18,863
Interest receivable ...........................................................          8,910
Receivable for Portfolio shares sold ..........................................        113,040
                                                                                  ------------
Total assets ..................................................................     35,580,248

Liabilities
----------------------------------------------------------------------------------------------
Payable for investments purchased .............................................        367,321
Payable for Portfolio shares redeemed .........................................        112,205
Accrued management fee ........................................................         22,994
Accrued accounting fees .......................................................          7,895
Accrued Trustees' fees and expenses ...........................................          3,300
Other accrued expenses and payables ...........................................         32,440
                                                                                  ------------
Total liabilities .............................................................        546,155
----------------------------------------------------------------------------------------------
Net assets, at value                                                              $ 35,034,093
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss (76,515) Net unrealized appreciation
(depreciation) on:
  Investments .................................................................      3,117,916
  Foreign currency related transactions .......................................            107
Accumulated net realized gain (loss) ..........................................     (9,538,780)
Paid-in capital ...............................................................     41,531,365
----------------------------------------------------------------------------------------------
Net assets, at value                                                              $ 35,034,093
----------------------------------------------------------------------------------------------

Class A

Net Asset Value, offering and redemption price per share ($35,033,364 /
   4,825,936 outstanding shares of beneficial interest, no par value,             ------------
   unlimited number of shares authorized) .....................................   $       7.26
                                                                                  ------------

Class B

Net Asset Value, offering and redemption price per share ($729 / 101.3
   outstanding shares of beneficial interest, no par value, unlimited number of   ------------
   shares authorized) .........................................................   $       7.20
                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $7,521) ............   $    43,523
Interest .......................................................        59,056
                                                                   -----------
Total Income ...................................................       102,579
                                                                   -----------
Expenses:
Management fee .................................................       122,266
Custodian fees .................................................         4,669
Accounting fees ................................................        26,251
Distribution fees (Class B) ....................................             1
Auditing .......................................................         9,677
Legal ..........................................................         1,741
Trustees' fees and expenses ....................................         8,446
Reports to shareholders ........................................         7,531
Other ..........................................................         2,325
                                                                   -----------
Total expenses, before expense reductions ......................       182,907
Expense reductions .............................................        (3,813)
                                                                   -----------
Total expenses, after expense reductions .......................       179,094
------------------------------------------------------------------------------
Net investment income (loss)                                           (76,515)
------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................    (6,077,250)
Foreign currency related transactions ..........................          (518)
                                                                   -----------
                                                                    (6,077,768)
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................     3,321,652
Foreign currency related transactions ..........................           107
                                                                   -----------
                                                                     3,321,759
------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (2,756,009)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(2,832,524)
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------
                                                                                           Six Months Ended     Year Ended
                                                                                            June 30, 2001      December 31,
Increase (Decrease) in Net Assets                                                            (Unaudited)           2000
---------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $    (76,515)   $   (247,318)
Net realized gain (loss) on investment transactions ...................................     (6,077,768)     (3,459,014)
Net unrealized appreciation (depreciation) on investment transactions during the period      3,321,759      (4,639,135)
                                                                                          ------------    ------------
Net increase (decrease) in net assets resulting from operations .......................     (2,832,524)     (8,345,467)
                                                                                          ------------    ------------
Distributions to shareholders from:
Net realized gains:
Class A ...............................................................................           --          (222,315)
                                                                                          ------------    ------------
Class B ...............................................................................           --               (12)
                                                                                          ------------    ------------
Portfolio share transactions:
Class A
Proceeds from shares sold .............................................................     23,703,349      45,192,048
Reinvestment of distributions .........................................................           --           222,315
Cost of shares redeemed ...............................................................    (12,245,968)    (25,874,881)
                                                                                          ------------    ------------
Net increase (decrease) in net assets from Class A share transactions .................     11,457,381      19,539,482
                                                                                          ------------    ------------
Class B
Reinvestment of distributions .........................................................           --                12
                                                                                          ------------    ------------
Net increase (decrease) in net assets from Class B share transactions .................           --                12
                                                                                          ------------    ------------
Increase (decrease) in net assets .....................................................      8,624,857      10,971,700
Net assets at beginning of period (original capital) ..................................     26,409,236      15,437,536
Net assets at end of period (including accumulated net investment loss of $76,515 at      ------------    ------------
   June 30, 2001) .....................................................................   $ 35,034,093    $ 26,409,236
                                                                                          ------------    ------------

Other Information
---------------------------------------------------------------------------------------------------------------------------
Class A
Shares outstanding at beginning of period .............................................      3,253,589       1,462,745
                                                                                          ------------    ------------
Shares sold ...........................................................................      3,296,949       4,310,964
Shares issued to shareholders in reinvestment of distributions ........................           --            24,217
Shares redeemed .......................................................................     (1,724,602)     (2,544,337)
                                                                                          ------------    ------------
Net increase (decrease) in Portfolio shares ...........................................      1,572,347       1,790,844
                                                                                          ------------    ------------
Shares outstanding at end of period ...................................................      4,825,936       3,253,589
                                                                                          ------------    ------------
Class B
Shares outstanding at beginning of period .............................................            101             100
Shares issued to shareholders in reinvestment of distributions ........................           --                 1
                                                                                          ------------    ------------
Net increase (decrease) in Portfolio shares ...........................................           --                 1
                                                                                          ------------    ------------
Shares outstanding at end of period ...................................................            101             101
                                                                                          ------------    ------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

21st Century Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class A

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                            2001(b)  2000    1999(c)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                              $ 8.12   $10.55   $6.00(e)
                                                                                                  ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                                                    (.02)    (.11)   (.04)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                  (.84)   (2.20)   4.59
                                                                                                  ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                  (.86)   (2.31)   4.55
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                                         --     (.12)     --
                                                                                                  ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                    $ 7.26   $ 8.12  $10.55
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (d)                                                                              (10.71)**(22.39)  75.83**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                35       26      15
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                     1.29*(f) 1.35    2.90*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                      1.28*(f) 1.29    1.50*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                           (.55)*  (1.06)   (.95)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                          120*     109      61
-----------------------------------------------------------------------------------------------------------------------------

Class B

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                         2001(b)    2000    1999(c)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                              $ 8.04   $10.51   $6.00(e)
                                                                                                -----------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                                                    (.03)    (.13)   (.06)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                  (.81)   (2.22)   4.57
                                                                                                -----------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                  (.84)   (2.35)   4.51
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                                         --     (.12)     --
                                                                                                -----------------------------
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                    $ 7.20   $ 8.04  $10.51
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (d)                                                                              (10.57)**(22.79)  75.17**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                --***    --***   --***
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                     1.54*(f) 1.60    3.15*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                      1.53*(f) 1.54    1.75*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                           (.80)*  (1.31)  (1.20)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                          120*     109      61
-----------------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.
(b)  For the six months ended June 30, 2001 (Unaudited).
(c)  For the period May 3, 1999 (commencement of operations) to December 31,
     1999.
(d)  Total return would have been lower had certain expenses not been reduced.
(e)  Original capital.
(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.28% and 1.28%, and 1.53% and 1.53% for Class A and Class B, respectively (see Notes to Financial Statements).
*    Annualized
**   Not annualized
***      Net assets less than one million.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   June 30, 2001

Global Discovery Portfolio

Dear Shareholders,

With earnings disappointments and layoffs dominating media headlines, the past six months have not been particularly cheerful for global markets. Even news of lower interest rates has been met with "too little, too late" skepticism. Selling pressure with a complete lack of fundamental earnings support has been prolific, and even solid stocks with solid share prices have been damaged.

Not surprisingly, the portfolio's Class A shares posted a loss for the six-month period ending June 30, 2001 of -16.53%. The portfolio significantly lagged the portfolio's benchmark, the Salomon Brothers World Extended Market Index, which declined -8.82% for the period. We can't blame any country or region for the portfolio's underperformance because as our global economy becomes more and more of a reality, country allocation adds value only on the margin. The portfolio's sector allocations generally contributed to performance, particularly our stake in health care. However, our stock selection -- where we typically do well -- was disappointing. Our energy picks struggled when both gas and oil industries reported greater-than-expected inventories, while our technology allocation was concentrated in software rather than the more positively performing semiconductor industry. We do not think that technology as a group will bounce right back; in our view, the excesses in the system and investor expectations will take more time to be actualized. We have reduced our holdings in this area to roughly 11% of the portfolio.

Our investment approach remains focused on "bottom up" stock selection. The core of the portfolio continues to be "stable growth" holdings, which now exceed 50% of assets. We are also maintaining a large position in health care, as we believe that the sector offers outstanding opportunities. The portfolio's holdings in this industry include steady growth companies such as Biomet (5.16% of the portfolio's market value), as well as some of the more volatile biotech names such as Alkermes (1.39%).

Looking ahead, we will continue to look for opportunities in individual stocks. Generally speaking, the global economy seems to be in a holding pattern, as investors try to decide whether growth will pick up or if we will dip into recession. It's clear that many investors believe that the United States is a safe haven, but we question this thinking. Additionally, our faith in Europe has been shaken and our experience with Japanese holdings has not supported the relative optimism that we had at the time of the change in political leadership. Given that globalization is upon us, investors will increasingly be focused on finding companies with good fundamentals and reasonable valuations -- regardless of their location.

Sincerely,

Your Portfolio Management Team

/s/Gerald J. Moran                                         /s/Steven T. Stokes

Gerald J. Moran                                            Steven T. Stokes
Lead Portfolio Manager                                     Portfolio Manager

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------
The portfolio's management team seeks what it believes are the best companies available, regardless of their location.

Performance Update
--------------------------------------------------------------------------------
                                                                   June 30, 2001

Global Discovery Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------


THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                   Global Discovery        Salomon Smith Barney
                  Portfolio -- Class A    World Equity EMI Index

             5/96*       10000                    10000
             6/96         9967                     9871
             6/97        11378                    10927
             6/98        13569                    12110
             6/99        14992                    12564
             6/00        23112                    14873
             6/01        17751                    12667

The Salomon Smith Barney World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

Global Discovery Portfolio -- Class A                             Salomon Smith Barney World Equity EMI Index
-------------------------------------------------------------     -----------------------------------------------------------
                                          Total Return                                                    Total Return
                                   --------------------------                                      --------------------------
Period Ended         Growth of     Cumulative      Average        Period Ended        Growth of     Cumulative      Average
6/30/2001             $10,000                       Annual        6/30/2001           $10,000                       Annual
-------------------------------------------------------------     ---------------- -------------------------------------------
1 Year              $   7,680        -23.20%       -23.20%        1 Year             $   8,517        -14.83%       -14.83%
-------------------------------------------------------------     -----------------------------------------------------------
Life of Portfolio*  $  18,106         81.06%        12.19%        Life of Portfolio* $  12,667         26.67%         4.76%
-------------------------------------------------------------     -----------------------------------------------------------

* The Portfolio commenced operations on May 1, 1996. On May 2, 1997, existing shares were redesignated as Class A shares. Index comparisons begin May 31, 1996.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                   Global Discovery        Salomon Smith Barney
                  Portfolio -- Class B    World Equity EMI Index

              5/97*       10000                   10000
              6/97        11177                   10330
             12/97        11403                   10370
              6/98        13298                   11449
             12/98        13248                   10985
              6/99        14645                   11878
             12/99        21943                   13440
              6/00        22563                   14060
             12/00        20754                   13134
              6/01        17273                   11975

The Salomon Smith Barney World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

Global Discovery Portfolio -- Class B                             Salomon Smith Barney World Equity EMI Index
-------------------------------------------------------------     -----------------------------------------------------------
                                          Total Return                                                    Total Return
                                   --------------------------                                      --------------------------
Period Ended         Growth of     Cumulative      Average        Period Ended       Growth of     Cumulative      Average
6/30/2001             $10,000                       Annual        6/30/2001           $10,000                       Annual
-------------------------------------------------------------     -----------------------------------------------------------
1 Year              $   7,655        -23.45%       -23.45%        1 Year            $   8,517        -14.83%       -14.83%
-------------------------------------------------------------     -----------------------------------------------------------
Life of                                                           Life of
Portfolio**         $  17,273         72.73%        14.04%        Portfolio**       $  11,975         19.75%         4.51%
-------------------------------------------------------------     -----------------------------------------------------------

** The Portfolio commenced selling Class B shares on May 12, 1997. Index comparisons begin May 31, 1997.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns would have been lower if the Portfolio's expenses were not maintained.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

Global Discovery Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
By Region
(Excluding 10% Cash Equivalents)

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    U.S. & Canada                                        56%
    Europe                                               31%
    Japan                                                 9%
    Other                                                 4%
    --------------------------------------------------------
                                                        100%
    --------------------------------------------------------

By Sector
(Excluding 10% Cash Equivalents)

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Health                                               24%
    Financial                                            21%
    Service Industries                                   16%
    Technology                                           11%
    Energy                                               10%
    Consumer Discretionary                                8%
    Manufacturing                                         5%
    Media                                                 2%
    Transportation                                        1%
    Other                                                 2%
    --------------------------------------------------------
                                                        100%
    --------------------------------------------------------


--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(34% of Portfolio)

  1.     Biomet, Inc.
         Manufacturer of surgical implant devices

  2.     Fiserv, Inc.
         Provider of data processing services

  3.     Anglo Irish Bank Corp. PLC
         Provider of financial services for the business and private sectors

  4.     St. Jude Medical, Inc.
         Manufacturer of heart valves

  5.     Irish Life & Permanent PLC
         Operator of retail financial services group

  6.     Symbol Technologies, Inc.
         Manufacturer of bar code laser scanners

  7.     Legg Mason, Inc.
         Provider of various financial services

  8.     Nabors Industries, Inc.
         Contractor of land drilling

  9.     Shinko Securities Co., Ltd.
         Provider of financial services

 10.     Laboratory Corporation of America Holdings
         Operator of a network of clinical laboratories and service sites

Investment Portfolio                                                                        as of June 30, 2001 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------

Global Discovery Portfolio

                                                                                                  Principal
                                                                                                 Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.4%
-----------------------------------------------------------------------------------------------------------------------------
 Salomon Smith Barney, 4.07%, to be repurchased at $5,297,796 on 7/2/2001**                                 ----------
   (Cost $5,296,000) .......................................................................    5,296,000    5,296,000
                                                                                                            ----------

-----------------------------------------------------------------------------------------------------------------------------
Short-Term Investments 6.4%
-----------------------------------------------------------------------------------------------------------------------------

 Federal National Mortgage Association, Discount Note, 3.94%***, 7/2/2001                                   ----------
   (Cost $9,998,906) .......................................................................    10,000,00    9,998,906
                                                                                                            ----------

-----------------------------------------------------------------------------------------------------------------------------
Convertible Bonds 0.4%
-----------------------------------------------------------------------------------------------------------------------------

 United States
 Cephalon, Inc., 5.25%, 5/1/2006 (Developer of biopharmaceutical products)                                  ----------
   (Cost $581,000) .........................................................................      581,000      663,793
                                                                                                            ----------

                                                                                                 Shares
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Common Stocks 89.8%
-----------------------------------------------------------------------------------------------------------------------------

 Australia 0.5%
 Aristocrat Leisure Ltd. (Manufacturer and seller of gaming machines) ......................      225,319      810,849
                                                                                                            ----------

 Brazil 0.5%
 Empresa Brasileira de Aeronautica SA (ADR) (Manufacturer and marketer of aircraft) ........       18,108      707,117
                                                                                                            ----------

 Canada 1.5%
 Talisman Energy, Inc. (Explorer and producer of oil and gas) ..............................       60,100    2,293,211
                                                                                                            ----------

 Denmark 0.2%
 Genmab A/S* (Developer of human antibody-based products) ..................................       16,500      356,818
                                                                                                            ----------

 France 3.3%
 Altran Technologies SA (Provider of engineering and consulting services) ..................       26,206    1,224,554
 Elior (Provider of food to restaurants) ...................................................       72,086      805,362
 Galeries Lafayette (Operator of a department store chain) .................................        8,336    1,232,315
 JC Decaux SA* (Provider of advertising services) ..........................................       55,501      745,028
 Penauille Polyservices (Provider of industrial cleaning services) .........................       20,867    1,187,817
                                                                                                            ----------
                                                                                                             5,195,076
                                                                                                            ----------
 Germany 2.5%
 Deutsche Boerse AG (Provider of financial services) .......................................       70,072    2,470,628
 Epcos AG (Producer of electronic components and integrated circuits) ......................       23,703    1,288,837
 Fraport AG* (Provider of airport services) ................................................        8,175      227,117
                                                                                                            ----------
                                                                                                             3,986,582
                                                                                                            ----------
 Hong Kong 2.4%
 Legend Holdings Ltd. (Manufacturer of computers and related products) .....................    2,971,000    1,656,925
 Li & Fung Ltd. (Operator of an export trading business) ...................................    1,260,000    2,067,719
                                                                                                            ----------
                                                                                                             3,724,644
                                                                                                            ----------
 Ireland 8.2%
 Anglo Irish Bank Corp. PLC (Provider of financial services for business and private sectors)   1,532,208
                                                                                                             5,844,922
 Irish Continental Group PLC (Transporter of passengers, freight and containers) ...........       45,060      214,385
 Irish Life & Permanent PLC (Operator of retail financial services group) ..................      456,687    5,354,420
 Jurys Doyle Hotel Group PLC (Operator of hotels and inns) .................................      142,150    1,056,744
 Ryan Hotels PLC (Owner and operator of a hotel chain) .....................................      422,556      330,283
                                                                                                            ----------
                                                                                                            12,800,754
                                                                                                            ----------

    The accompanying notes are an integral part of the financial statements.

                                                                                                   Shares       Value ($)
-------------------------------------------------------------------------------------------------------------------------
 Japan 7.9%
 Chugai Pharmaceutical Co., Ltd. (Producer of pharmaceuticals) ................................      108,000    1,642,490
 JAFCO Co., Ltd. (Operator of venture capital company) ........................................       14,300    1,365,399
 Kyorin Pharmaceutical Co., Ltd. (Manufacturer and distributor of pharmaceuticals) ............       44,000    1,668,497
 NGK Insulators Ltd. (Manufacturer of electrical insulators) ..................................      101,000      886,640
 NGK Spark Plug Co., Ltd. (Manufacturer of automotive spark plugs and parts of other
    electrical products) ......................................................................       90,000      844,190
 NSK Ltd. (Manufacturer of bearings and motor vehicle machine parts) ..........................      248,000    1,071,648
 Olympus Optical Co., Ltd. (Manufacturer of endoscopes and lightweight cameras) ...............       50,000      800,898
 Shinko Securities Co., Ltd. (Provider of financial services) .................................    1,281,000    4,005,211
                                                                                                               ----------
                                                                                                               12,284,973
                                                                                                               ----------
 Luxembourg 0.7%
 Millicom International Cellular SA* (Developer and operator of cellular telephone networks) ..       44,900
                                                                                                                1,064,579
                                                                                                               ----------

 Portugal 0.1%
 PT Multimedia Servicos* (Provider of cable television, Internet and e-commerce services) .....       17,900      179,453
                                                                                                               ----------

 Spain 0.2%
 Industria de Diseno Textil, SA* (Manufacturer and retailer of apparel) .......................        6,300      100,894
 Sogecable SA* (Provider of cable television) .................................................        9,540      192,417
                                                                                                               ----------
                                                                                                                  293,311
                                                                                                               ----------
 Switzerland 1.4%
 Julius Baer Holding Ltd. AG "B" (Operator of holding company for international bank) .........          585    2,252,757
                                                                                                               ----------

 United Kingdom 11.3%
 ARM Holdings PLC (Designer of electronic components) .........................................      316,247    1,200,233
 Aegis Group PLC (Operator of independent media services) .....................................    1,245,118    1,847,972
 Matalan PLC (Retailer of clothing) ...........................................................      448,447    3,144,043
 Misys PLC (Provider of computer support and data services) ...................................      236,040    1,658,203
 NDS Group PLC (ADR)* (Provider of open solutions that enable data to be transferred digitally)       15,200      515,280
 PizzaExpress PLC (Operator of pizza restaurants) .............................................      121,765    1,574,850
 RM PLC (Provider of information technology solutions to educational markets) .................      194,752    1,514,050
 Regus PLC* (Provider of a mix of workstations, conference rooms and support services, including
    Internet connections) .....................................................................       91,942      207,936
 Serco Group PLC (Provider of facilities management services) .................................      613,196    3,380,334
 Shire Pharmaceuticals Group PLC* (Provider, marketer and researcher of pharmaceuticals) ......       49,018      896,573
 Taylor Nelson Sofres PLC (Provider of market research) .......................................      574,447    1,660,500
                                                                                                               ----------
                                                                                                               17,599,974
                                                                                                               ----------
 United States 49.1%
 Alexion Pharmaceuticals, Inc.* (Developer of immunoregulatory compounds) .....................       21,000      490,980
 Alkermes, Inc. (Developer of products to aid treatment of central nervous system) ............       62,000    2,165,660
 Biomet, Inc. (Manufacturer of surgical implant devices) ......................................      167,450    8,064,392
 Caremark Rx, Inc.* (Provider of pharmaceutical services in the United States) ................      102,000    1,677,900
 Celgene Corp. (Producer of pharmaceuticals) ..................................................       38,300    1,101,125
 Concord EFS, Inc. (Provider of electronic transaction authorization, processing, settlement
    and transfer services) ....................................................................       54,350    3,038,165
 Diamond Offshore Drilling, Inc. (Developer of offshore oil and gas wells) ....................       90,000    2,974,500
 Documentum, Inc.* (Developer of software products) ...........................................       74,300      951,040
 EGL, Inc. (Provider of air freight services) .................................................       77,600    1,237,720
 ENSCO International, Inc. (Explorer and producer of oil and gas) .............................       51,700    1,209,780
 EOG Resources, Inc. (Explorer of oil and gas) ................................................       35,100    1,247,805
 Fiserv, Inc. (Provider of data processing services) ..........................................       94,400    5,852,800
 Garmin Ltd.* (Developer and marketer of Global Positioning System-enabled products) ..........       35,500      812,950

    The accompanying notes are an integral part of the financial statements.

                                                                                                              Shares      Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

H & R Block, Inc. (Provider of tax consulting and preparation services) .................................       44,400    2,866,020
Hain Celestial Group, Inc.* (Distributor and seller of natural organic and specialty food products) .....       38,400      871,680
Internet Security Systems, Inc. (Provider of security management solutions for the Internet) ............       29,100    1,445,397
Invitrogen Corp.* (Developer and provider of technologies for molecular biology research) ...............       25,300    1,761,133
Laboratory Corporation of America Holdings* (Operator of a network of clinical laboratories
   and service sites) ...................................................................................       44,200    3,398,980
Legg Mason, Inc. (Provider of various financial services) ...............................................       95,600    4,757,056
Manugistics Group, Inc.* (Provider of solutions for enterprises and evolving e-business trading networks)       39,900    1,035,405
Medarex, Inc.* (Producer of pharmaceuticals) ............................................................       33,600      788,928
NPS Pharmaceuticals, Inc.* (Developer of small molecule drugs) ..........................................       42,400    1,652,328
Nabors Industries, Inc.* (Contractor of land drilling ) .................................................      125,600    4,672,320
Polycom, Inc.* (Manufacturer of audio and data conferencing products) ...................................       35,800      782,230
Radio One, Inc. "D"* (Operator of a radio broadcasting business) ........................................       75,900    1,640,199
Regeneron Pharmaceuticals, Inc.* (Researcher and developer of pharmaceuticals) ..........................       32,700    1,121,610
Shaw Group, Inc.* (Manufacturer of piping systems) ......................................................       34,800    1,395,480
St. Jude Medical, Inc. (Manufacturer of heart valves) ...................................................       92,800    5,568,000
Symbol Technologies, Inc. (Manufacturer of bar code laser scanners) .....................................      240,393    5,336,725
Tiffany & Co. (Retailer of jewelry and gift items) ......................................................       44,500    1,611,790
Veritas DGC, Inc.* (Provider of land, transition zone and marine-based seismic data acquisition) ........       43,300    1,201,575
Waters Corp.* (Provider of high-performance liquid chromatography products and services) ................       21,900      604,659
Zions Bancorp. (Provider of commercial banking services) ................................................       57,500    3,348,800
                                                                                                                       ------------
                                                                                                                         76,685,132
                                                                                                                       ------------

-----------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $146,962,982)                                                                                 140,235,230
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $162,838,888) (a)                                                            156,193,929
-----------------------------------------------------------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***  Annualized yield at time of purchase; not a coupon rate.

(a) At June 30, 2001, the net unrealized depreciation on investments based on cost for federal income tax purposes of $162,839,287 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there
     is an excess of value over tax cost ...............................................................               $ 16,072,716

     Aggregate gross unrealized depreciation for all investments in which there
     is an excess of tax cost over value ...............................................................                 22,718,074
                                                                                                                       ------------
     Net unrealized depreciation .......................................................................             $    6,645,358
                                                                                                                       ------------

-----------------------------------------------------------------------------------------------------------------------------------

     Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2001, aggregated $55,217,251 and $41,390,508, respectively.

-----------------------------------------------------------------------------------------------------------------------------------

     From November 1, 2000 through December 31, 2000, the Portfolio incurred approximately $1,792,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2001.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
------------------------------------------------------------------------------------------------

Global Discovery Portfolio

------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
------------------------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $162,838,888) .......................   $ 156,193,929
Receivable for investments sold ...............................................       3,057,369
Dividends receivable ..........................................................         207,890
Interest receivable ...........................................................           5,773
Receivable for Portfolio shares sold ..........................................         102,536
Foreign taxes recoverable .....................................................          38,614
                                                                                  -------------
Total assets ..................................................................     159,606,111

Liabilities
------------------------------------------------------------------------------------------------
Due to custodian bank .........................................................         174,575
Payable for investments purchased .............................................         438,110
Payable for Portfolio shares redeemed .........................................         325,609
Accrued management fee ........................................................         284,132
Accrued accounting fees .......................................................          11,633
Accrued Trustee's fees and expenses ...........................................           3,241
Other accrued expenses and payables ...........................................         113,629
                                                                                  -------------
Total liabilities .............................................................       1,350,929
------------------------------------------------------------------------------------------------
Net assets, at value                                                              $ 158,255,182
------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ...........................................         178,745
Net unrealized appreciation (depreciation) on:
  Investments .................................................................      (6,644,959)
  Foreign currency related transactions .......................................          (6,313)
Accumulated net realized gain (loss) ..........................................     (16,389,883)
Paid-in capital ...............................................................     181,117,592
------------------------------------------------------------------------------------------------
Net assets, at value                                                              $ 158,255,182
------------------------------------------------------------------------------------------------

Class A

Net Asset Value, offering and redemption price per share ($150,210,756 /
   15,604,859 outstanding shares of beneficial interest, no par value,            -------------
   unlimited number of shares authorized) .....................................   $        9.63
                                                                                  -------------

Class B

Net Asset Value, offering and redemption price per share ($8,044,426 / 841,741
   outstanding shares of beneficial interest, no par value, unlimited number of   -------------
   shares authorized) .........................................................   $        9.56
                                                                                  -------------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $29,086) ...........   $    662,973
Interest .......................................................        464,080
                                                                   ------------
Total Income ...................................................      1,127,053
                                                                   ------------
Expenses:
Management fee .................................................        761,986
Custodian fees .................................................         61,145
Accounting fees ................................................         64,499
Distribution fees (Class B) ....................................         11,310
Auditing .......................................................          8,166
Legal ..........................................................          1,726
Trustees' fees and expenses ....................................         24,651
Reports to shareholders ........................................          1,964
Registration fees ..............................................         11,179
Other ..........................................................         18,756
                                                                   ------------
Total expenses, before expense reductions ......................        965,382
Expense reductions .............................................        (17,074)
                                                                   ------------
Total expenses, after expense reductions .......................        948,308
-------------------------------------------------------------------------------
Net investment income (loss)                                            178,745
-------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................    (14,410,869)
Foreign currency related transactions ..........................         (5,059)
                                                                   ------------
                                                                    (14,415,928)
                                                                   ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (14,848,773)
Foreign currency related transactions ..........................        (11,371)
                                                                   ------------
                                                                    (14,860,144)
-------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (29,276,072)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(29,097,327)
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                           Six Months Ended     Year Ended
                                                                                             June 30, 2001     December 31,
Increase (Decrease) in Net Assets                                                             (Unaudited)          2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $     178,745    $    (377,736)
Net realized gain (loss) on investment transactions ...................................     (14,415,928)       2,036,132
Net unrealized appreciation (depreciation) on investment transactions during the period     (14,860,144)     (16,424,584)
                                                                                          -------------    -------------
Net increase (decrease) in net assets resulting from operations .......................     (29,097,327)     (14,766,188)
                                                                                          -------------    -------------
Distributions to shareholders from:
Net investment income:
Class A ...............................................................................            --           (986,284)
                                                                                          -------------    -------------
Class B ...............................................................................            --            (49,881)
                                                                                          -------------    -------------
Net realized gains:
Class A ...............................................................................      (2,677,843)      (5,917,706)
                                                                                          -------------    -------------
Class B ...............................................................................        (162,230)        (438,954)
                                                                                          -------------    -------------
Portfolio share transactions:
Class A
Proceeds from shares sold .............................................................      67,855,389      177,758,322
Reinvestment of distributions .........................................................       2,677,843        6,903,990
Cost of shares redeemed ...............................................................     (49,168,241)     (75,515,456)
                                                                                          -------------    -------------
Net increase (decrease) in net assets from Class A share transactions .................      21,364,991      109,146,856
                                                                                          -------------    -------------
Class B
Proceeds from shares sold .............................................................         530,712        6,835,369
Reinvestment of distributions .........................................................         162,230          488,835
Cost of shares redeemed ...............................................................      (1,518,208)      (1,885,145)
                                                                                          -------------    -------------
Net increase (decrease) in net assets from Class B share transactions .................        (825,266)       5,439,059
                                                                                          -------------    -------------
Increase (decrease) in net assets .....................................................     (11,397,675)      92,426,902
Net assets at beginning of period .....................................................     169,652,857       77,225,955
Net assets at end of period (including undistributed net investment                       -------------    -------------
   income of $178,745 at June 30, 2001) ...............................................   $ 158,255,182    $ 169,652,857
                                                                                          -------------    -------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Class A
Shares outstanding at beginning of period .............................................      13,514,198        5,348,352
                                                                                          -------------    -------------
Shares sold ...........................................................................       6,562,465       13,444,650
Shares issued to shareholders in reinvestment of distributions ........................         265,396          559,481
Shares redeemed .......................................................................      (4,737,200)      (5,838,285)
                                                                                          -------------    -------------
Net increase (decrease) in Portfolio shares ...........................................       2,090,661        8,165,846
                                                                                          -------------    -------------
Shares outstanding at end of period ...................................................      15,604,859       13,514,198
                                                                                          -------------    -------------
Class B
Shares outstanding at beginning of period .............................................         921,916          512,155
                                                                                          -------------    -------------
Shares sold ...........................................................................          52,007          510,443
Shares issued to shareholders in reinvestment of distributions ........................          16,190           39,775
Shares redeemed .......................................................................        (148,372)        (140,457)
                                                                                          -------------    -------------
Net increase (decrease) in Portfolio shares ...........................................         (80,175)         409,761
                                                                                          -------------    -------------
Shares outstanding at end of period ...................................................         841,741          921,916
                                                                                          -------------    -------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

Global Discovery Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class A (c)

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                              2001(b)    2000     1999     1998     1997   1996(d)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.76      $13.18   $ 8.04   $ 7.08   $ 6.33  $6.00(e)
                                                                    ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                       .01        (.03)    (.06)    (.03)    (.03)  (.01)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions   (1.95)       (.62)    5.30     1.18      .81    .34
                                                                    ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                   (1.94)       (.65)    5.24     1.15      .78    .33
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                   --        (.11)      --     (.12)    (.02)    --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                         (.19)       (.66)    (.10)    (.07)    (.01)    --
                                                                    ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                 (.19)       (.77)    (.10)    (.19)    (.03)    --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 9.63      $11.76   $13.18   $ 8.04   $ 7.08 $ 6.33
                                                                    ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                    (16.53)(g)*  (5.29)    65.88   16.44(g) 12.38(g)5.50(g)**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                 150         159       71       25       18      17
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                     1.21(h)*      1.28     1.63     1.79     1.79   2.32*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                      1.20(h)*      1.28     1.63     1.72     1.50   1.50*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                             .25*        (.25)    (.66)    (.40)    (.44)  (.13)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                            58*          66       70       54       83     50*
-----------------------------------------------------------------------------------------------------------------------------

Class B
-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2001(b)     2000     1999     1998    1997(f)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $11.69      $13.11   $ 8.01   $ 7.07  $ 6.20
                                                                            -------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                               .00***     (.07)    (.08)    (.05)   (.04)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions           (1.94)       (.61)    5.28     1.18     .91
                                                                            -------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           (1.94)       (.68)    5.20     1.13     .87
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                           --        (.08)      --     (.12)     --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                 (.19)       (.66)     (.10)    (.07)    --
-----------------------------------------------------------------------------------------------------------------------------
                                                                            -------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         (.19)       (.74)     (.10)    (.19)    --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 9.56      $11.69   $13.11   $ 8.01  $ 7.07
                                                                            -------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            (16.77)(g)*  (5.42)   65.63    16.18(g)14.03(g)**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                           8          11        7        4       2
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               1.46(h)*    1.53     1.88     2.04    2.00*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                1.45(h)*    1.53     1.88     1.98    1.75*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                      .00*       (.52)    (.91)    (.69)   (.89)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                     58*         66       70       54      83
-----------------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.
(b)  For the six months ended June 30, 2001 (Unaudited).
(c)  On May 2, 1997 existing shares were redesignated as Class A shares.
(d)  For the period May 1, 1996 (commencement of operations) to December 31,
     1996.
(e)  Original capital.
(f) For the period May 2, 1997 (commencement of sales of Class B shares) to December 31, 1997.
(g)  Total returns would have been lower had certain expenses not been reduced.
(h) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.17% and 1.15%, and 1.91% and 1.66% for Class A and Class B, respectively (see Notes to Financial Statements).
*    Annualized
**   Not annualized
***  Less than ($.005) per share

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   June 30, 2001

International Portfolio

                        Dear Shareholders,

                        The economic backdrop for Scudder International Portfolio remained difficult during the six-month period ended June 30, 2001. Slower economic growth and higher oil prices ate into corporate profitability and slowed consumer spending in most economies. Inventory corrections and decreased investment activity did not help either. The speed of the global slowdown caught many corporations by surprise, and as a result, the profit-warning trend in the United States last year spread to the rest of the world during the first half of 2001.

                        In this less-than-hospitable environment, the portfolio's Class A shares declined 18.57% for the period, compared to a loss of 14.93% for its unmanaged benchmark, the MSCI EAFE+Canada Index. Underperformance was due largely to the portfolio's positioning in the consumer discretionary sector, as well as its overweight in media and consumer electronics and its light exposure to automakers. The portfolio's underweight position in Japanese "old economy" stocks such as utilities and trading companies hurt, as did its holdings in the semiconductor sector. On a regional basis, stock selection in Japan hurt performance during the first half. On the positive side, stock selection in the telecom sector helped offset some of the trouble, and we avoided some of the worst-performing stocks in Europe. Health care picks yielded significant positive returns, as did select consumer staples, where the food producers like Nestle (1.89% of the portfolio's market value), Danone (1.40%) and British supermarket operator Sainsbury (1.22%) performed well.

                        From a macroeconomic point of view, we believe the outlook for the Japanese economy is poor. Exports are weakening as U.S. demand slumps, and the strength of the yen exchange rate versus the euro has eroded Japan's competitiveness. During the quarter, we reduced exposure to the Japanese banking sector by eliminating Sumitomo Mitsui Bank (0.00%) and reducing our position in Mizuho (0.15%). In Europe, where the outlook is more positive, we initiated a position in ING (0.64%), the Dutch-based insurance giant, but sold Dresdner Bank (0.00%) in Germany following the announcement of Allianz' (0.81%) bid for the shares. We also trimmed European telecom operators, but increased the energy stake with positions in businesses such as Norsk Hydro (0.67%), a diversified oil company.

                        Our outlook for international equity markets remains unchanged. Arguably, the lagging reaction of global economies to developments in the United States suggests that there is more pain to come. On a positive note, one major benefit of the current global economic weakness is that it may stir companies and politicians into action. This could open the door for an acceleration of structural reform in Europe and Japan. Meanwhile, our security selection remains focused on companies or industries undergoing secular change that we believe should perform relatively well under a broad range of economic scenarios.

                        Sincerely,

                        Your Portfolio Management Team

                        /s/ Irene T. Cheng                    /s/ Nicholas Bratt

                        Irene T. Cheng                        Nicholas Bratt
                        Lead Portfolio Manager                Portfolio Manager

                        /s/ Marc J. Slendebroek

                        Marc J. Slendebroek
                        Portfolio Manager

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
A weaker economic backdrop overseas provided a difficult environment for the portfolio.

Performance Update
--------------------------------------------------------------------------------
                                                                   June 30, 2001


International Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

  MSCI EAFE & Canada Index       International Portfolio -- Class A*
            '91    10000                           10000                The     Morgan     Stanley      Capital
            '92    10888                            9922                International       (MSCI)      Europe,
            '93    11875                           11858                Australia,   the  Far  East   (EAFE)  &
            '94    14388                           13775                Canada    Index    is   an    unmanaged
            '95    14765                           14088                capitalization-weighted    measure   of
            '96    17191                           15968                stock  markets  in  Europe,  Australia,
            '97    20609                           18126                the Far East and Canada.  Index returns
            '98    23776                           19265                assume  reinvestment  of dividends  net
            '99    25676                           20684                of   withholding    tax   and,   unlike
            '00    32141                           24566                Portfolio  returns,  do not reflect any
            '01    22995                           18658                fees or expenses.



                          Yearly periods ended June 30


International Portfolio -- Class A*                               MSCI EAFE & Canada Index
-------------------------------------------------------------    ------------------------------------------------------------
                                         Total Return                                                    Total Return
                                  ---------------------------                                     ---------------------------
Period Ended         Growth of                     Average       Period Ended        Growth of                     Average
6/30/2001             $10,000      Cumulative       Annual       6/30/2001            $10,000       Cumulative      Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $   7,154       -28.46%        -28.46%       1 Year             $   7,595       -24.05%        -24.05%
-------------------------------------------------------------    ------------------------------------------------------------
5 Year              $  13,376        33.76%          5.99%       5 Year             $  11,685        16.85%          3.16%
-------------------------------------------------------------    ------------------------------------------------------------
10 Year*            $  22,995       129.95%          8.68%       10 Year*           $  18,658        86.58%          6.43%
-------------------------------------------------------------    ------------------------------------------------------------

* On May 8, 1997, existing shares were redesignated as Class A shares.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

          MSCI EAFE & Canada Index      International Portfolio -- Class B
                 5/97**      10000                  10000
                 6/97        10513                  10534
                12/97        10036                   9686
                 6/98        12107                  11196        The Morgan  Stanley  Capital  International  (MSCI)  Europe,
                12/98        11870                  11503        Australia,  the  Far  East  (EAFE)  &  Canada  Index  is  an
                 6/99        13043                  12021        unmanaged  capitalization-weighted  measure of stock markets
                12/99        18294                  14714        in Europe, Australia, the Far East and Canada. Index returns
                 6/00        16293                  14277        assume reinvestment of dividends net of withholding tax and,
                12/00        14289                  12744        unlike  Portfolio  returns,  do  not  reflect  any  fees  or
                 6/01        11611                  10844        expenses.


International Portfolio -- Class B                                 MSCI EAFE & Canada Index
-------------------------------------------------------------     -----------------------------------------------------------
                                          Total Return                                                    Total Return
                                   --------------------------                                      --------------------------
Period Ended         Growth of                      Average        Period Ended       Growth of                    Average
6/30/2001             $10,000        Cumulative     Annual        6/30/2001           $10,000       Cumulative     Annual
-------------------------------------------------------------     -----------------------------------------------------------
1 Year              $   7,126        -28.74%       -28.74%        1 Year            $   7,595        -24.05%       -24.05%
-------------------------------------------------------------    ------------------------------------------------------------
Life of                                                           Life of
Portfolio**         $  11,838         18.38%         4.16%        Portfolio**       $  10,844          8.44%         2.00%
-------------------------------------------------------------    ------------------------------------------------------------

** The Portfolio commenced selling Class B shares on May 8, 1997. Index comparisons begin May 31, 1997.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

International Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

By Region
(Excluding 19% Cash Equivalents)

Europe                                              72%
Japan                                               22%
Pacific Basin                                        4%
U.S. & Canada                                        2%
-------------------------------------------------------------
                                                   100%
-------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

By Sector
(Excluding 19% Cash Equivalents)

Financial                                            20%
Manufacturing                                        13%
Energy                                                9%
Consumer Staples                                      9%
Health                                                8%
Service Industries                                    7%
Consumer Discretionary                                7%
Technology                                            6%
Communications                                        6%
Other                                                15%
-------------------------------------------------------------
                                                    100%
-------------------------------------------------------------


--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(19% of Portfolio)

  1. Total Fina ELF SA "B"
     Explorer of oil and natural gas

  2. Reed International PLC
     Publisher of scientific, professional and business-to-business materials

  3. Aventis SA
     Manufacturer of life science products

  4. BP PLC
     Provider of oil internationally

  5. GlaxoSmithKline PLC
     Manufacturer of prescription and over-the-counter medicines

  6. Nestle SA
     Producer of food products

  7. Shell Transport & Trading PLC
     Provider of oil internationally

  8. Canadian National Railway Co.
     Provider of railroad services

  9. Suez SA
     Operator of water treatment plants

 10. Serono SA "B"
     Developer and marketer of biotechnology products

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

International Portfolio


                                                                                                      Principal
                                                                                                     Amount ($)(c)    Value ($)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.6%
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       -----------
 Salomon Smith Barney, 4.07%, to be repurchased at $25,241,558 on 7/2/2001** (Cost $25,233,000) .....  25,233,000       25,233,000
                                                                                                                       -----------
----------------------------------------------------------------------------------------------------------------------------------
Short-Term Investments 15.1%
----------------------------------------------------------------------------------------------------------------------------------
 United States
 Federal Home Loan Bank, Discount Note, 3.5%***, 7/2/2001 ...........................................  50,000,000       49,995,139
 Federal National Mortgage Association, Discount Note, 3.94%***, 7/2/2001 ...........................  54,000,000       53,994,090
----------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $103,989,229)                                                                             103,989,229
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Participating Loan Note 0.3%
----------------------------------------------------------------------------------------------------------------------------------
 Luxembourg
 Eurotunnel Finance Ltd., Step-up Coupon, 1% to 12/31/2005, 1% plus 26.45% of net available                            -----------
    cash flows to 4/30/2040 (Cost $2,218,612) .......................................................       1,700(b)     1,841,509
                                                                                                                       -----------

                                                                                                          Shares
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Common Stocks 81.0%
----------------------------------------------------------------------------------------------------------------------------------
 Australia 1.6%
 BHP Billiton Ltd.* (Bonus) (Explorer and producer of minerals) .....................................     634,788        3,450,893
 Broken Hill Proprietary Co., Ltd. (Producer of petroleum, mineral and steel products) ..............     596,000        3,160,931
 WMC Ltd. (Developer of mineral products) ...........................................................     892,983        4,366,785
                                                                                                                       -----------
                                                                                                                        10,978,609
                                                                                                                       -----------
 Austria 0.3%
 OMV AG (Producer of oil and gas) ...................................................................      28,500        2,397,147
                                                                                                                       -----------
 Belgium 0.5%
 Interbrew (Operator of brewing business) ...........................................................     134,900        3,621,710
                                                                                                                       -----------
 Canada 1.6%
 Canadian National Railway Co. (Provider of railroad services) ......................................     257,193       10,437,261
 Precision Drilling Corp.* (Provider of oilfield drilling services) .................................      15,500          484,919
                                                                                                                       -----------
                                                                                                                        10,922,180
                                                                                                                       -----------
 Denmark 0.7%
 Novo Nordisk A/S* (Developer, producer and marketer of pharmaceuticals) ............................     105,000        4,648,873
                                                                                                                       -----------
 Finland 0.5%
 Nokia Oyj (Provider of telecommunication services) .................................................     151,000        3,434,314
                                                                                                                       -----------
France 16.8%
 Accor SA (Operator of hotels, travel agencies and restaurants) .....................................      47,783        2,023,733
 Aventis SA (Manufacturer of life science products) .................................................     178,571       14,306,629
 Banque Nationale de Paris (Provider of banking services) ...........................................      91,968        8,032,385
 Christian Dior (Manufacturer of luxury products) ...................................................      68,523        2,474,230
 Coflexip SA (Manufacturer of offshore and onshore flexible pipe) ...................................       4,415          667,300
 Compagnie Francaise d'Etudes et de Construction Technip (Designer of industrial facilities) ........       4,298          553,215
 Compagnie Generale d'Industrie et de Participations* (Producer of automobile components,
    diagnostic equipment and abrasive pellets) ......................................................      34,156        1,037,137
 Compagnie Generale d'Industrie et de Participations* (warrant) (Producer of automobile components,
    diagnostic equipment and abrasive pellets) ......................................................      34,156           24,956


    The accompanying notes are an integral part of the financial statements.



                                       75


----------------------------------------------------------------------------------------------------------------------------------



                                                                                                         Shares        Value ($)
----------------------------------------------------------------------------------------------------------------------------------
 Compagnie Generale de Geophysique SA* (CGG) (Manufacturer of geophysical equipment) ................       9,372          512,384
 Credit Lyonnais SA (Provider of diversified banking services) ......................................     185,171        6,705,036
 Etablissements Economiques du Casino Guichard-Perrachon SA (Operator of supermarkets and
    convenience stores) .............................................................................      11,896          687,266
 European Aeronautic Defence and Space Co. (Manufacturer of airplanes and military equipment) .......     110,666        2,044,976
 Eurotunnel SA* (Designer, financier and constructor of the Eurotunnel) .............................   5,809,439        6,070,913
 Groupe Danone (Producer of yogurts, cheeses and bottled water) .....................................      70,198        9,667,684
 LVMH (Producer of luxury goods) ....................................................................      54,864        2,773,442
 Lafarge SA (Producer of cement, concrete and aggregates) ...........................................      35,050        3,007,628
 Orange SA* (Provider of communication services) ....................................................     335,505        2,736,434
 Rhodia SA (Manufacturer of drugs and chemical products) ............................................     365,113        4,032,602
 Sanofi-Synthelabo SA (Manufacturer of health care products and medical and surgical equipment) .....      40,850        2,689,729
 Schneider Electric SA (Manufacturer of electronic components and automated manufacturing systems) ..     107,908        5,986,617
 Societe BIC SA (Manufacturer of office supplies) ...................................................      66,792        2,440,100
 Societe Generale "A" (Provider of full banking and financial services) .............................      73,974        4,396,241
 Suez SA (Operator of water treatment plants) .......................................................     320,495       10,347,121
 Total Fina ELF SA "B" (Provider of oil internationally) ............................................     114,523       16,093,218
 Vivendi Universal SA (Provider of various public services) .........................................     113,116        6,616,719
                                                                                                                       -----------
                                                                                                                       115,927,695
                                                                                                                       -----------

 Germany 9.2%
 Allianz AG (Provider of diversified insurance services) ............................................      18,862        5,555,924
 BASF AG (Explorer and producer of oil, natural gas and chemical products) ..........................      88,458        3,479,628
 Bayer AG (Producer of chemical products) ...........................................................     240,598        9,402,959
 Bayerische Hypo-und Vereinsbank (Provider of banking services) .....................................     131,569        6,449,768
 Beiersdorf AG (Manufacturer of personal care products) .............................................         900           94,433
 Deutsche Bank AG (Registered) (Provider of financial services) .....................................      96,309        6,905,959
 Deutsche Post AG (Provider of mail delivery services) ..............................................      90,218        1,433,341
 Deutsche Telekom AG (Registered) (Provider of telecommunication services) ..........................     176,970        4,008,432
 E.On AG (Distributor of oil and chemicals) .........................................................     193,034       10,069,708
 ERGO Versicherungs Gruppe AG (Provider of insurance services) ......................................      34,247        4,990,009
 Heidelberger Druckmaschinen AG (Manufacturer of commercial printing presses) .......................      20,125        1,007,084
 KarstadtQuelle AG* (Operator of retail stores) .....................................................      95,633        2,977,806
 Metro AG (Operator of retail stores) ...............................................................      97,847        3,699,323
 Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Provider of financial services) ........       9,861        2,777,277
 ProSieben Sat.1 Media AG (pfd.) (Producer and broadcaster of television programming) ...............      42,536          614,356
                                                                                                                       -----------
                                                                                                                        63,466,007
                                                                                                                       -----------
 Hong Kong 0.4%
 Hutchison Whampoa Ltd. (Provider of investment services) ...........................................     271,400        2,740,131
                                                                                                                       -----------
 Italy 3.1%
 Assicurazioni Generali SpA (Provider of insurance and financial services) ..........................     194,500        5,866,278
 Mediobanca SpA (Provider of loans and credit to manufacturing and service firms) ...................     896,900        9,616,523
 Riunione Adriatica di Sicurta SpA (Provider of insurance services) .................................     440,450        5,433,478
 Saipem SpA (Explorer of petroleum products) ........................................................     102,500          563,434
                                                                                                                       -----------
                                                                                                                        21,479,713
                                                                                                                       -----------
 Japan 18.1%
 Asahi Glass Co., Ltd. (Manufacturer of glass products) .............................................     356,000        2,956,796
 Canon, Inc. (Producer of visual image and information equipment) ...................................      74,000        2,990,019
 Chugai Pharmaceutical Co., Ltd. (Producer of pharmaceuticals) ......................................     313,000        4,760,180
 Dai Nippon Printing Co., Ltd. (Provider of printing services for commercial and industrial use) ....      76,000          927,342
 Daiwa Securities Group, Inc. (Provider of financial services) ......................................     565,000        5,911,132
 East Japan Railway Co. (Operator of railroads) .....................................................         865        4,992,985
 Fast Retailing Co., Ltd. (Operator of casual clothes retail chain) .................................      20,700        3,601,154



    The accompanying notes are an integral part of the financial statements.



                                       76

----------------------------------------------------------------------------------------------------------------------------------



                                                                                                           Shares       Value ($)
----------------------------------------------------------------------------------------------------------------------------------

 Hitachi Ltd.* (Manufacturer of general electronics) ................................................     226,000        2,219,505
 Ito-Yokado Co., Ltd. (Leading supermarket operator) ................................................      56,000        2,581,473
 Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic products) ............     436,000        6,823,041
 Mitsubishi Estate Co., Ltd. (Provider of real estate services) .....................................     603,000        5,544,883
 Mitsubishi Heavy Industries Ltd. (Diversified heavy machinery manufacturer and leading shipbuilder)      489,000     2,230,657
 Mitsui Fudosan Co., Ltd. (Provider of real estate services) ........................................     707,000        7,617,814
 Mizuho Holdings, Inc. (Provider of financial services) .............................................         225        1,046,218
 Murata Manufacturing Co., Ltd. (Manufacturer of computers) .........................................      21,800        1,448,848
 NEC Corp. (Manufacturer of telecommunication and computer equipment) ...............................     337,000        4,552,411
 NTT DoCoMo, Inc. (Provider of various telecommunication services and equipment) ....................         392        6,819,578
 Nikko Securities Co., Ltd. (Provider of financial services) ........................................     764,000        6,118,860
 Nintendo Co., Ltd. (Manufacturer of game equipment) ................................................      11,600        2,111,035
 Nippon Telegraph & Telephone Corp. (Provider of telecommunication services) ........................         560        2,918,187
 Nissan Motor Co., Ltd. (Manufacturer of motor vehicles) ............................................     869,000        5,998,389
 Nomura Securities Co., Ltd. (Provider of financial services) .......................................     443,000        8,488,155
 Rohm Co., Ltd. (Developer of linear ICs and semiconductors) ........................................      13,200        2,050,876
 Sankyo Co., Ltd. (Manufacturer of pharmaceutical products) .........................................     260,000        4,689,943
 Sega Enterprises Co., Ltd.* (Manufacturer of commercial amusement equipment) .......................      84,600        1,498,906
 Sharp Corp. (Manufacturer of consumer and industrial electronics) ..................................     608,000        8,286,367
 Sony Corp. (Manufacturer of consumer and industrial electronic equipment) ..........................      75,100        4,937,027
 Takeda Chemical Industries (Manufacturer of pharmaceuticals) .......................................      41,000        1,906,442
 Tokyo Electron Ltd. (Manufacturer of semiconductor production equipment) ...........................      28,500        1,725,057
 Toshiba Corp. (Manufacturer of electric machinery) .................................................     647,000        3,418,231
 Toyota Motor Corp. (Manufacturer of diversified automotive products) ...............................     101,400        3,568,734
 West Japan Railway Co. (Operator of a railroad company) ............................................          93          504,013
                                                                                                                       -----------
                                                                                                                       125,244,258
                                                                                                                       -----------
 Korea 0.4%
 Samsung Electronics Co., Ltd. (Manufacturer of electronic equipment) ...............................      20,630        3,045,721
                                                                                                                       -----------
 Netherlands 4.4%
 ASML Holding NV* (Developer, manufacturer and marketer of photolithography
    projections systems) ............................................................................      67,300        1,514,648
 DSM NV (Manufacturer of chemicals) .................................................................      52,700        1,840,209
 Elsevier NV (Publisher of information books internationally) .......................................     156,900        1,959,544
 Fortis (NL) NV (Provider of banking and insurance services) ........................................      81,700        1,993,523
 Gucci Group NV (New York shares) (Designer and producer of personal luxury accessories and apparel)       36,500        3,056,875
 Heineken NV* (Producer of beverages) ...............................................................     220,025        8,903,634
 ING Groep NV (Provider of insurance and financial services) ........................................      67,000        4,394,473
 Unilever NV (Manufacturer of branded and packaged consumer goods) ..................................      92,100        5,539,972
 Wolters Kluwer (Publisher of educational and professional materials) ...............................      38,400        1,035,833
                                                                                                                       -----------
                                                                                                                        30,238,711
                                                                                                                       -----------
 Norway 0.7%
 Norsk Hydro ASA* (Producer of mineral fertilizers, aluminum and petroleum) .........................      65,800        2,795,173
 Statoil ASA* (Producer of oil and natural gas) .....................................................     251,331        1,862,651
                                                                                                                       -----------
                                                                                                                         4,657,824
                                                                                                                       -----------
 Spain 1.3%
 Industria de Diseno Textil SA* (Manufacturer and retailer of apparel) ..............................     182,400        2,921,130
 Repsol SA (Manufacturer of crude oil and natural gas) ..............................................     349,000        5,781,955
                                                                                                                       -----------
                                                                                                                         8,703,085
                                                                                                                       -----------
 Sweden 0.9%
 Telefonaktiebolaget LM Ericsson LM AB "B" (Producer of advanced systems and products for wired and
    mobile communications) ..........................................................................     859,000        4,707,608



    The accompanying notes are an integral part of the financial statements.



                                       77

----------------------------------------------------------------------------------------------------------------------------------



                                                                                                           Shares      Value ($)
----------------------------------------------------------------------------------------------------------------------------------
 Telefonaktiebolaget LM Ericsson LM AB (ADR) (Leading manufacturer of cellular telephone equipment)       219,200        1,179,296
                                                                                                                       -----------
                                                                                                                         5,886,904
                                                                                                                       -----------
 Switzerland 4.8%
 Ciba Specialty Chemicals AG (Registered) (Manufacturer of chemical products) .......................      13,704          799,406
 Nestle SA (Registered) (Producer of food products) .................................................      61,289       13,038,034
 STMicroelectronics NV (Manufacturer of semiconductor integrated circuits) ..........................      75,991        2,647,041
 Serono SA "B" (Developer and marketer of biotechnology products) ...................................      10,407       10,333,397
 Syngenta AG* (Producer of chemicals) ...............................................................       6,692          352,171
 UBS AG (Provider of banking and asset management services) .........................................      42,317        6,068,178
                                                                                                                       -----------
                                                                                                                        33,238,227
                                                                                                                       -----------
 Taiwan 0.9%
 Acer Display Technology, Inc.* (Manufacturer and marketer of film transistor-liquid crystal
    displays and plasma display panels) .............................................................   1,501,000        1,421,220
 Hon Hai Precision Industry Co., Ltd. (ADR) (Manufacturer of electronic products) ...................          60              315
 Taiwan Semiconductor Manufacturing Co.* (Manufacturer of integrated circuits) ......................   1,576,400        2,930,282
 United Microelectronics Corp., Ltd. (ADR)* (Manufacturer of integrated circuits) ...................   1,174,000        1,558,286
                                                                                                                       -----------
                                                                                                                         5,910,103
                                                                                                                       -----------
 United Kingdom 14.8%
 Anglo American PLC* (Operator of an international mining firm) .....................................     127,140        1,913,936
 BP PLC (Provider of oil internationally) ...........................................................   1,633,491       13,495,747
 British Airways PLC (Provider of passenger and cargo airline services) .............................     681,890        3,315,648
 British Telecommunications PLC (Provider of telecommunication services) ............................     682,635        4,313,122
 Compass Group PLC* (Operator of catering services company) .........................................     712,736        5,732,402
 EMI Group PLC (Producer of music recordings) .......................................................     740,558        4,208,047
 GlaxoSmithKline PLC (Manufacturer of prescription and over-the-counter medicines) ..................     467,536       13,217,238
 J Sainsbury PLC (Distributor of food through supermarkets) .........................................   1,347,347        8,441,582
 PowerGen PLC (Distributor of electric power) .......................................................     176,401        1,792,774
 RMC Group PLC (Producer and supplier of building and construction materials) .......................       8,560           82,882
 Reed International PLC (Publisher of scientific, professional and business-to-business materials)      1,773,888       15,796,556
 Reuters Group PLC (Provider of international news and information) .................................     610,913        7,970,338
 Rio Tinto PLC (Developer of mining products) .......................................................     289,607        5,166,115
 Shell Transport & Trading PLC (Provider of oil internationally) ....................................   1,484,312       12,399,619
 Vodafone Group PLC (Provider of mobile telecommunication services) .................................   1,973,885        4,394,385
                                                                                                                       -----------
                                                                                                                       102,240,391
                                                                                                                       -----------
----------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $581,873,617)                                                                                558,781,603
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $713,314,458) (a)                                                           689,845,341
----------------------------------------------------------------------------------------------------------------------------------

*   Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.

(a) At June 30, 2001, the net unrealized appreciation on investments based on cost for federal income tax purposes of $713,373,507 was as follows:

    Aggregate gross unrealized appreciation for all investments
    in which there  is an excess of value over tax cost......     $   36,334,645

    Aggregate gross unrealized depreciation for all investments
    in which there  is an excess of tax cost over value......         59,862,811

                                                                  --------------
    Net unrealized depreciation..............................     $   23,528,166
                                                                  --------------

(b) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.

(c) Principal amount is stated in U.S. dollars unless otherwise specified.

    Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2001, aggregated $338,016,906 and $338,424,740, respectively.

    From November 1 through December 31, 2000, the International Portfolio incurred approximately $3,349,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2001.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

International Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $713,314,458) .......................   $ 689,845,341
Cash ..........................................................................          33,012
Foreign currency, at value (cost $159,889) ....................................         155,106
Receivable for investments sold ...............................................       7,201,618
Dividends receivable ..........................................................         842,296
Interest receivable ...........................................................           5,715
Receivable for Portfolio shares sold ..........................................         521,570
Foreign taxes recoverable .....................................................         922,547
                                                                                ----------------
Total assets ..................................................................     699,527,205

Liabilities
------------------------------------------------------------------------------------------------
Payable for investments purchased .............................................       5,794,334
Payable for Portfolio shares redeemed .........................................      49,319,897
Accrued management fee ........................................................         443,336
Accrued accounting fees .......................................................          53,377
Accrued Trustees' fees and expenses ...........................................           1,629
Other accrued expenses and payables ...........................................         173,548
                                                                                ----------------
Total liabilities .............................................................      55,786,121
------------------------------------------------------------------------------------------------
Net assets, at value                                                              $ 643,741,084
------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ...........................................       4,471,156
Net unrealized appreciation (depreciation) on:
  Investments .................................................................     (23,469,117)
  Foreign currency related transactions .......................................         (73,295)
Accumulated net realized gain (loss) ..........................................     (86,318,857)
Paid-in capital ...............................................................     749,131,197
------------------------------------------------------------------------------------------------
Net assets, at value                                                              $ 643,741,084
------------------------------------------------------------------------------------------------

Class A

NetAsset Value and redemption price per share ($642,605,965 / 67,815,823 outstanding shares of beneficial interest, no par value, unlimited number of ----------------
   shares authorized) ......................................................... $          9.48
                                                                                ----------------
Class B

NetAsset Value, offering and redemption price per share ($1,135,119 / 120,409 outstanding shares of beneficial interest, no par value, unlimited number of ----------------
   shares authorized) ......................................................... $          9.43
                                                                                ----------------



    The accompanying notes are an integral part of the financial statements ...





                                       79



------------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
------------------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $1,398,855) .......................   $   5,798,157
Interest ......................................................................       1,392,520
                                                                                ----------------
Total Income ..................................................................       7,190,677
                                                                                ----------------
Expenses:
Management fee ................................................................       2,804,692
Custodian fees ................................................................         157,878
Accounting fees ...............................................................         239,684
Distribution fees (Class B) ...................................................             966
Auditing ......................................................................          13,647
Legal .........................................................................          10,405
Trustees' fees and expenses ...................................................          80,931
Reports to shareholders .......................................................           8,802
Registration fees .............................................................           7,468
Other .........................................................................          37,598
                                                                                ----------------
Total expenses, before expense reductions .....................................       3,362,071
Expense reductions ............................................................         (74,892)
                                                                                ----------------
Total expenses, after expense reductions ......................................       3,287,179
------------------------------------------------------------------------------------------------
Net investment income (loss)                                                          3,903,498
------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...................................................................     (81,821,959)
Foreign currency related transactions .........................................        (124,916)
                                                                                ----------------
                                                                                    (81,946,875)
                                                                                ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments ...................................................................     (41,220,016)
Foreign currency related transactions .........................................         (73,108)
                                                                                ----------------
                                                                                    (41,293,124)
------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                         (123,239,999)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   $(119,336,501)
------------------------------------------------------------------------------------------------






    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                Six Months
                                                                                                  Ended           Year Ended
                                                                                              June 30, 2001      December 31,
Increase (Decrease) in Net Assets                                                              (Unaudited)          2000
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $     3,903,498    $     3,955,876
Net realized gain (loss) on investment transactions ....................................       (81,946,875)       121,550,712
Net unrealized appreciation (depreciation) on investment transactions during the period        (41,293,124)      (292,581,750)
                                                                                            ---------------    ---------------
Net increase (decrease) in net assets resulting from operations ........................      (119,336,501)      (167,075,162)
                                                                                            ---------------    ---------------
Distributions to shareholders from:
Net investment income:
Class A ................................................................................        (2,533,964)        (4,323,565)
                                                                                            ---------------    ---------------
Class B ................................................................................            (1,002)            (1,773)
                                                                                            ---------------    ---------------
Net realized gains:
Class A ................................................................................      (118,779,550)       (87,912,485)
                                                                                            ---------------    ---------------
Class B ................................................................................          (132,698)           (81,114)
                                                                                            ---------------    ---------------
Portfolio share transactions:
Class A
Proceeds from shares sold ..............................................................     3,389,737,726      4,177,908,200
Reinvestment of distributions ..........................................................       121,313,514         92,236,050
Cost of shares redeemed ................................................................    (3,347,748,269)    (4,165,548,420)
                                                                                            ---------------    ---------------
Net increase (decrease) in net assets from Class A share transactions ..................       163,302,971        104,595,830
                                                                                            ---------------    ---------------
Class B
Proceeds from shares sold ..............................................................           589,302            492,244
Reinvestment of distributions ..........................................................           133,700             82,887
Cost of shares redeemed ................................................................           (51,589)          (218,125)
                                                                                            ---------------    ---------------
Net increase (decrease) in net assets from Class B share transactions ..................           671,413            357,006
                                                                                            ---------------    ---------------
Increase (decrease) in net assets ......................................................       (76,809,331)      (154,441,263)
Net assets at beginning of period ......................................................       720,550,415        874,991,678
Net assets at end of period (including undistributed net investment income of $4,471,156    ---------------    ---------------
   and $3,102,624, respectively) .......................................................   $   643,741,084    $   720,550,415
                                                                                            ---------------    ---------------

Other Information

Class A
Shares outstanding at beginning of period ..............................................        50,467,229         42,980,529
                                                                                            ---------------    ---------------
Shares sold ............................................................................       295,019,477        257,448,566
Shares issued to shareholders in reinvestment of distributions .........................        11,870,206          5,610,465
Shares redeemed ........................................................................      (289,541,089)      (255,572,331)
                                                                                            ---------------    ---------------
Net increase (decrease) in Portfolio shares ............................................        17,348,594          7,486,700
                                                                                            ---------------    ---------------
Shares outstanding at end of period ....................................................        67,815,823         50,467,229
                                                                                            ---------------    ---------------
Class B
Shares outstanding at beginning of period ..............................................            53,819             33,910
                                                                                            ---------------    ---------------
Shares sold ............................................................................            58,150             28,073
Shares issued to shareholders in reinvestment of distributions .........................            13,134              5,057
Shares redeemed ........................................................................            (4,694)           (13,221)
                                                                                            ---------------    ---------------
Net increase (decrease) in Portfolio shares ............................................            66,590             19,909
                                                                                            ---------------    ---------------
Shares outstanding at end of period ....................................................           120,409             53,819
                                                                                            ---------------    ---------------


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

International Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Class A (c)

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                2001(b)    2000     1999    1998     1997     1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $14.26     $20.34   $14.56  $14.11   $13.25   $11.82
                                                                      -------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                         .07        .08      .12(e)  .13      .14      .12
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions     (2.55)     (4.24)    7.17    2.29     1.04     1.60
                                                                      -------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                     (2.48)     (4.16)    7.29    2.42     1.18     1.72
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                   (.05)      (.09)    (.02)   (.26)    (.21)    (.29)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                          (2.25)     (1.83)   (1.49)  (1.71)    (.11)      --
                                                                      -------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                  (2.30)     (1.92)   (1.51)  (1.97)    (.32)    (.29)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 9.48     $14.26   $20.34  $14.56   $14.11   $13.25
                                                                      -------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                      (18.57)**  (21.70)   54.51   18.49     9.07    14.78
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   643        720      874     509      427      726
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, before expense reductions (%)                         .99(f)*    .96     1.03    1.04     1.00     1.05
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)                          .98(f)*    .96     1.03    1.04     1.00     1.05
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               1.18*       .48      .76     .90      .94      .95
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              108*        79       86      71       61       33
-----------------------------------------------------------------------------------------------------------------------------

Class B

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                       2001(b)    2000     1999     1998    1997(d)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $14.19     $20.24   $14.51   $14.08  $13.76
                                                                             ------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                                .05        .04      .08(e)   .10     .00***
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions            (2.54)     (4.22)    7.14     2.29     .32
                                                                             ------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            (2.49)     (4.18)    7.22     2.39     .32
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          (.02)      (.04)      --     (.25)     --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                 (2.25)     (1.83)   (1.49)   (1.71)     --
                                                                             ------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         (2.27)     (1.87)   (1.49)   (1.96)     --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 9.43     $14.19   $20.24   $14.51  $14.08
                                                                             ------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             (18.75)**  (21.89)   54.13    18.28    2.33**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         1.14        .77      .69      .37     .35
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, before expense reductions (%)                               1.24(f)*   1.21     1.28     1.28    1.24*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)                                1.23(f)*   1.21     1.28     1.28    1.24*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                       .93*      .23      .53      .69     (.00)(g)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                     108*        79       86       71      61**
-----------------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) For the six months ended June 30, 2001 (Unaudited).

(c) On May 8, 1997, existing shares were designated as Class A shares.

(d) For the period May 8, 1997 (commencement of sales of Class B shares) to December 31, 1997.

(e) Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .98% and .98%, and 1.23% and 1.23% for Class A and Class B, respectively (see Notes to Financial Statements).

(g) Amount shown is less than .005%.

*   Annualized

**  Not annualized

*** Less than ($.005) per share

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   June 30, 2001


Health Sciences Portfolio


                        Dear Shareholders,

                        Scudder Health Sciences Portfolio -- A shares provided solid results for the semiannual period ended June 30, returning 4.90% versus the -6.70% of its unmanaged benchmark, the S&P 500 Index.

                        Despite positive returns, investor enthusiasm for health care stocks has not been universal. Many large-cap pharmaceuticals face fundamental problems, and prudent stock selection has been imperative. Looming patent expirations and regulatory concerns dogged Merck (0.00% of the portfolio's market value) and Schering-Plough (0.00%), two widely held companies. We benefited from not having either of them in the portfolio.

                        This past quarter some biotechnology companies also reported disappointing news about products and delayed Food and Drug Administration (FDA) approvals. For the months ahead, a potential concern for drug discovery companies is that a new leadership structure has not been put in place at the FDA amid renewed political gridlock in Congress.

                        To help manage risk, we've been focusing on medical supply, hospital and biotechnology firms with solid finances and strong product pipelines. Within the biotechnology area, MedImmune (1.43%), a profitable company with strong earnings momentum, was one of our largest holdings as of June 30.

                        Even though we eliminated HMO stocks during the period, our weighting in health care services firms such as hospitals grew to 11.80% of the portfolio as of June 30. The hospital industry's financial picture is improving because hospital admissions are up and prices for services are rising.

                        We have diversified a bit more into international pharmaceutical firms with strong product pipelines. We believe European firms in particular could do relatively well in the coming months as global investors seek companies with stable growth prospects as Europe's economy sputters. Non-U.S. health care firms made up 2.20% of the portfolio as of June 30.

                        Medical products companies have also helped the portfolio deliver positive results. Our largest holdings as of June 30 were Abbott Laboratories (5.25%) and Baxter International (4.93%), and we believe each continues to enjoy strong growth prospects. Another strong engine of performance during the first half of fiscal year 2001 was Alza (0.00%), a specialty pharmaceutical maker that was purchased by Johnson & Johnson. Alza makes a drug for attention deficit disorder that does not have to be administered during school hours, a major benefit to teachers and students. Alza also makes drug-delivery systems such as skin patches and timed-release medicines.

                        We believe the life science area still offers enormous long-term growth potential. Slower growth at some companies appears to be related to product transition issues and a near-term slowing in capital equipment purchases. We have focused on life science equipment companies that sell smaller ticket items used for research.

                        We believe the long-term earnings growth potential of drug discovery, medical products and certain specialty pharmaceutical firms remains attractive, especially when viewed against the prospects of traditional industrial and consumer sectors.

                        Sincerely,

                        Your Portfolio Management Team

                        /s/ James E. Fenger                  /s/ Anne Carney

                        James E. Fenger                      Anne Carney
                        Lead Portfolio Manager               Portfolio Manager

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
Although the health care sector lost ground in the first half of 2001, management remains optimistic on the sector's prospects.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2001

Health Sciences Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                             Sector breakdown of the
                                             Portfolio's equity holdings

    Equity Securities              88%       Medical Devices & Supplies     21%
    Cash Equivalents               12%       Health Care Services           18%
    ----------------------------------       Major Pharmaceuticals          16%
                                  100%       Small Cap Biotechnology        15%
    ----------------------------------       Large Cap Biotechnology        12%
                                             Specialty Pharmaceuticals      11%
                                             Life Science Instruments &
                                             Reagents                        6%
                                             Diversified Manufacturing       1%
                                             ----------------------------------
                                                                           100%
                                             ----------------------------------




--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(37% of Portfolio)

  1. Abbott Laboratories
     Developer of health care products and services

  2. Baxter International, Inc.
     Manufacturer and distributor of hospital and laboratory products and services

  3. Pfizer, Inc.
     Manufacturer of prescription pharmaceuticals and non-prescription self medications

  4. American Home Products Corp.
     Manufacturer and retailer of consumer health care products

  5. Tenet Healthcare Corp.
     Operator of specialty and general hospitals

  6. HCA-The Heathcare Co.
     Operator of hospitals and related health care entities

  7. Johnson & Johnson
     Provider of health care products

  8. Triad Hospitals, Inc.
     Provider of health care services through its ambulatory surgery centers

  9. NPS Pharmaceuticals, Inc.
     Developer of small molecule drugs

 10. Eli Lilly & Co.
     Producer of pharmaceuticals

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Health Sciences Portfolio


                                                                                                             PrIncipal
                                                                                                             Amount ($)    Value ($)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Short-Term Investments 11.7%
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        ---------
 Federal Home Loan Bank, Discount Note, 3.5%**, 7/2/2001 (Cost $815,911) ................................     816,000     815,911
                                                                                                                        ---------

                                                                                                              Shares    Value ($)
---------------------------------------------------------------------------------------------------------------------------------

Common Stocks 88.3%
 Health 87.5%
 Health Care Services 15.3%
 Caremark Rx, Inc.* .....................................................................................       8,600     141,470
 HCA-The Heathcare Co. ..................................................................................       5,800     262,102
 Laboratory Corp. of America Holdings* ..................................................................         900      69,210
 Province Healthcare Co.* ...............................................................................       2,000      70,600
 Quest Diagnostics, Inc.* ...............................................................................         500      37,425
 Tenet Healthcare Corp.* ................................................................................       5,100     263,109
 Triad Hospitals, Inc.* .................................................................................       5,800     170,926
 Universal Health Services, Inc.* .......................................................................       1,100      50,050
                                                                                                                        ---------
                                                                                                                        1,064,892
                                                                                                                        ---------
 Large Cap Biotechnology 10.5%
 Amgen, Inc.* ...........................................................................................       2,200     136,224
 Genentech, Inc.* .......................................................................................       2,400     132,240
 Genzyme Corp. (General Division)* ......................................................................       2,400     141,456
 Human Genome Sciences, Inc.* ...........................................................................       1,400      83,846
 IDEC Pharmaceuticals Corp.* ............................................................................       1,000      65,000
 MedImmune, Inc.* .......................................................................................       2,100      99,561
 Serono SA (ADR) ........................................................................................       2,900      72,355
                                                                                                                        ---------
                                                                                                                          730,682
                                                                                                                        ---------
 Life Science Instruments & Reagents 5.2%
 Applera Corp. -- Applied Biosystems Group ..............................................................         500      13,375
 Charles River Laboratories International, Inc.* ........................................................       4,000     139,000
 Invitrogen Corp.* ......................................................................................       1,800     125,298
 Techne Corp.* ..........................................................................................       1,100      33,110
 Waters Corp.* ..........................................................................................       1,800      49,698
                                                                                                                        ---------
                                                                                                                          360,481
                                                                                                                        ---------
 Major Pharmaceuticals 14.1%
 American Home Products Corp. ...........................................................................       4,600     268,824
 Eli Lilly & Co. ........................................................................................       2,100     155,400
 GlaxoSmithKline PLC (ADR) ..............................................................................       2,350     132,070
 Pfizer, Inc. ...........................................................................................       8,000     320,400
 Pharmacia Corp. ........................................................................................       1,500      68,925
 Sanofi-Synthelabo SA ...................................................................................         500      32,922
                                                                                                                        ---------
                                                                                                                          978,541
                                                                                                                        ---------
 Medical Devices & Supplies 18.8%
 Abbott Laboratories ....................................................................................       7,600     364,876
 Baxter International, Inc. .............................................................................       7,000     343,000
 Becton, Dickinson & Co. ................................................................................       1,700      60,843
 Biomet, Inc. ...........................................................................................       2,600     125,216
 Diagnostic Products Corp. ..............................................................................       1,600      53,120
 Johnson & Johnson ......................................................................................       5,000     250,000
 Medtronic, Inc. ........................................................................................         200       9,202



    The accompanying notes are an integral part of the financial statements.



                                       85


---------------------------------------------------------------------------------------------------------------------------------





                                                                                                                Shares    Value ($)
---------------------------------------------------------------------------------------------------------------------------------
 St. Jude Medical, Inc.* ................................................................................       1,700     102,000
                                                                                                                        ---------
                                                                                                                        1,308,257
                                                                                                                        ---------
 Small Cap Biotechnology 13.5%
 Alkermes, Inc.* ........................................................................................       1,800      62,874
 Amylin Pharmaceuticals, Inc.* ..........................................................................       1,600      17,200
 CV Therapeutics, Inc.* .................................................................................       1,500      85,350
 Cambridge Antibody Technology Group PLC* ...............................................................         900      26,359
 Celgene Corp.* .........................................................................................       1,200      34,500
 Cephalon, Inc.* ........................................................................................       1,200      85,680
 Corvas International, Inc.* ............................................................................       4,000      47,320
 Guilford Pharmaceuticals, Inc.* ........................................................................       3,400      90,202
 ImmunoGen, Inc.* .......................................................................................       4,000      75,000
 Inspire Pharmaceuticals, Inc.* .........................................................................       2,500      32,500
 Medarex, Inc.* .........................................................................................       1,700      39,916
 Myriad Genetics, Inc.* .................................................................................       1,200      75,408
 NPS Pharmaceuticals, Inc.* .............................................................................       4,000     155,880
 OSI Pharmaceuticals, Inc.* .............................................................................         500      27,600
 Transkaryotic Therapies, Inc.* .........................................................................       1,200      35,040
 XOMA Ltd.* .............................................................................................       2,600      44,356
                                                                                                                        ---------
                                                                                                                          935,185
                                                                                                                        ---------
 Specialty Pharmaceuticals 10.1%
 Allergan, Inc. .........................................................................................       1,700     145,350
 Altana AG ..............................................................................................         800      30,518
 Chugai Pharmaceutical Co., Ltd. ........................................................................       1,000      15,208
 Forest Laboratories, Inc.* .............................................................................       2,100     149,100
 IVAX Corp. .............................................................................................       1,500      58,500
 King Pharmaceuticals, Inc.* ............................................................................         800      43,000
 Kyorin Pharmaceutical Co., Ltd. ........................................................................       1,000      37,920
 Novo Nordisk A/S* ......................................................................................         500      22,137
 Shire Pharmaceuticals Group PLC* .......................................................................       1,700      94,945
 Teva Pharmaceutical Industries, Ltd. (ADR) .............................................................       1,700     105,451
                                                                                                                        ---------
                                                                                                                          702,129
                                                                                                                        ---------
 Manufacturing 0.8%
 Diversified Manufacturing
 Tyco International Ltd. ................................................................................       1,000      54,500
                                                                                                                        ---------
---------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $5,991,029)                                                                                   6,134,667
---------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $6,806,940) (a)                                                              6,950,578
---------------------------------------------------------------------------------------------------------------------------------

*   Non-income producing security.

**  Annualized yield at time of purchase; not a coupon rate.

(a) At June 30, 2001, the net unrealized appreciation on investments based on cost for federal income tax purposes of $6,806,940 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
    is an excess of value over tax cost..................................................................          $      317,235

    Aggregate gross unrealized depreciation for all investments in which there
    is an excess of tax cost over value..................................................................                 173,597

    Net unrealized appreciation..........................................................................          $      143,638

--------------------------------------------------------------------------------
    Purchases and sales of investment securities (excluding short-term investments) for the period May 1, 2001 (commencement of operations) to June 30, 2001, aggregated $6,091,154 and $77,623, respectively.




    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

Health Sciences Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $6,806,940) .................................................$ 6,950,578
Cash ..................................................................................................    192,869
Dividends receivable ..................................................................................        109
Interest receivable ...................................................................................      2,462
Receivable for Portfolio shares sold ..................................................................    207,364
Foreign taxes recoverable .............................................................................          9
Due from Advisor ......................................................................................     11,809
                                                                                                       -----------
Total assets ..........................................................................................  7,365,200

Liabilities
------------------------------------------------------------------------------------------------------------------
Payable for investments purchased .....................................................................    484,632
Payable for Portfolio shares redeemed .................................................................          5
Accrued accounting fees ...............................................................................      8,312
Accrued Trustees' fees and expenses ...................................................................        167
Other accrued expenses and payables ...................................................................      7,551
                                                                                                       -----------
Total liabilities .....................................................................................    500,667
------------------------------------------------------------------------------------------------------------------
Net assets, at value ..................................................................................$ 6,864,533
------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ...................................................................      1,542
Net unrealized appreciation (depreciation) on investments .............................................    143,638
Accumulated net realized gain (loss) ..................................................................    (63,979)
Paid-in capital .......................................................................................  6,783,332
------------------------------------------------------------------------------------------------------------------
Net assets, at value ..................................................................................$ 6,864,533
------------------------------------------------------------------------------------------------------------------
NetAsset Value, offering and redemption price per share ($6,864,533 / 654,407
   outstanding shares of beneficial interest, no par value, unlimited number of                        -----------
   shares authorized) ............................................................................     $     10.49
                                                                                                       -----------



    The accompanying notes are an integral part of the financial statements.




                                       87




------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
Statement of Operations for the period May 1, 2001 (commencement of operations) to June 30, 2001
------------------------------------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $17) ......................................................$     1,166
Interest ..............................................................................................      5,680
                                                                                                       -----------
Total Income ..........................................................................................      6,846
                                                                                                       -----------
Expenses:
Management fee ........................................................................................      4,187
Custodian fees ........................................................................................        333
Accounting fees .......................................................................................      8,312
Auditing ..............................................................................................      3,750
Legal .................................................................................................        250
Trustees' fees and expenses ...........................................................................        166
Reports to shareholders ...............................................................................      1,167
Registration fees .....................................................................................      1,885
Other .................................................................................................        167
                                                                                                       -----------
Total expenses, before expense reductions .............................................................     20,217
Expense reductions ....................................................................................    (14,913)
                                                                                                       -----------
Total expenses, after expense reductions ..............................................................      5,304
Net investment income .................................................................................      1,542

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...........................................................................................    (22,502)
Foreign currency related transactions .................................................................    (41,477)
                                                                                                       -----------
                                                                                                           (63,979)
                                                                                                       -----------
Net unrealized appreciation (depreciation) during the period on investments ...........................    143,638
------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                                                  79,659
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                        $    81,201
------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.



                                       88




------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------


                                                                                                   For the Period
                                                                                                     May 1, 2001
                                                                                                  (commencement of
                                                                                                   operations) to
                                                                                                    June 30, 2001
Increase (Decrease) in Net Assets                                                                    (Unaudited)
------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................................................................... $     1,542
Net realized gain (loss) on investment transactions ..................................................     (63,979)
Net unrealized appreciation (depreciation) on investment transactions during the period ..............     143,638
                                                                                                       -----------
Net increase (decrease) in net assets resulting from operations ......................................      81,201
                                                                                                       -----------
Portfolio share transactions:
Proceeds from shares sold ............................................................................   6,617,775
Cost of shares redeemed ..............................................................................    (334,443)
                                                                                                       -----------
Net increase (decrease) in net assets from share transactions ........................................   6,283,332
                                                                                                       -----------
Increase (decrease) in net assets ....................................................................   6,364,533
Net assets at beginning of period (original capital) .................................................     500,000
                                                                                                       -----------
Net assets at end of period (including undistributed net investment income of $1,542) ................ $ 6,864,533
                                                                                                       -----------

Other Information
------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ............................................................      50,000
                                                                                                       -----------
Shares sold ..........................................................................................     637,159
Shares redeemed ......................................................................................     (32,752)
                                                                                                       -----------
Net increase (decrease) in Portfolio shares ..........................................................     604,407
                                                                                                       -----------
Shares outstanding at end of period ..................................................................     654,407
                                                                                                       -----------




    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

Health Sciences Portfolio

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.


-------------------------------------------------------------------------------
                                                                       2001(b)
-------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00(c)
                                                                     ----------
-------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------
Net investment income (loss) (a)                                        .00***
-------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions      .49
                                                                     ----------
-------------------------------------------------------------------------------
  Total from investment operations                                      .49
                                                                     ----------
-------------------------------------------------------------------------------
Net asset value, end of period                                       $10.49
-------------------------------------------------------------------------------
Total Return (%)                                                       4.90(d)**
-------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    7
-------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                        3.62*
-------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          .95*
-------------------------------------------------------------------------------
Ratio of net investment income (%)                                      .28*
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              11*
-------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) For the period May 1, 2001 (commencement of operations) to June 30, 2001 (Unaudited).

(c) Original capital.

(d) Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

*** Less than ($.005) per share

Notes to Financial Statements
--------------------------------------------------------------------------------



A. Significant Accounting Policies


Scudder Variable Series I, formerly Scudder Variable Life Investments Fund, (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company. Its shares are divided into nine separate diversified series, called "Portfolios." The Portfolios are comprised of the Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio (formerly Small Company Growth Portfolio), Global Discovery Portfolio, International Portfolio and Health Sciences Portfolio (which commenced operations on May 1, 2001). The Fund is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of the financial statements for its Portfolios.

Multiple Classes of Shares of Beneficial Interest. The Fund offers one class of shares for the Money Market Portfolio and Health Sciences Portfolio. Two classes of shares (Class A shares and Class B shares) are offered for each of the other Portfolios. Class B shares are subject to a Rule 12b-1 fees under the 1940 Act, equal to an annual rate of up to 0.25% of the average daily net assets value of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees. Class B shares for certain Portfolios have not been funded, and thus are not shown in these financial statements.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 fee). Differences in class expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

Security Valuation. The Money Market Portfolio values all Portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which the Portfolio must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Securities in each of the remaining Portfolios are valued in the following manner:

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the





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prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

When-Issued/Delayed Delivery Securities. Each Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. Each Portfolio is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly. All other Portfolios will declare and distribute dividends from their net investment income, if any, in April, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward contracts, passive foreign investment companies, post October loss deferrals, non-taxable distributions, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts and premiums are accreted/amortized for financial reporting purposes (see "Change in Accounting Principle" note).

Expenses. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses (reports to shareholders, legal and audit fees) are allocated among the Portfolios.

B. Ownership of the Portfolios

At the end of the period, the beneficial ownership in the Portfolios was as follows:

Money Market Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 61% and 22%, respectively.





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Bond Portfolio: Two Participating Insurance Companies were owners of record of
10% or more of the total outstanding shares of the Portfolio, each owning 52% and 15%, respectively.

Balanced Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 41%, 40% and 14%, respectively.

Growth and Income Portfolio: Four Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 34%, 23%, 17% and 10%, respectively. One Participating Insurance Company was owner of record of 95% of the total outstanding Class B shares of the Portfolio.

Capital Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 17% and 55%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

21st Century Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 35%, 35% and 19%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

Global Discovery Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 41%, 36% and 18%, respectively. One Participating Insurance Company was owner of record of 98% of the total outstanding Class B shares of the Portfolio.

International Portfolio: Five Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 30%, 13%, 12%, 12% and 11%, respectively. Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 43%, 39% and 15%, respectively.

Health Sciences Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 63% and 29%, respectively.

C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), the Fund agrees to pay the Advisor a fee, based on average daily net assets, equal to an annual rate of .370% for the Money Market Portfolio,
 .475% for the Bond Portfolio, .475% for the Balanced Portfolio, .475% for the Growth and Income Portfolio, .975% for the Global Discovery Portfolio, .875% for the 21st Century Growth Portfolio, .475% for the first $500,000,000, .450% for the next $500,000,000, and .425% over $1,000,000,000 for the Capital Growth Portfolio, .875% for the first $500,000,000, .725% over $500,000,000 for the
International Portfolio, and .75% for the first $250,000,000, .725% for the next $750,000,000, .70% for the next $1,500,000,000, .68% for the next
$2,500,000,000, .65% for the next $2,500,000,000, .64% for the next
$2,500,000,000, .63% for the next $2,500,000,000, and .62% over $12,500,000,000 for the Health Sciences Portfolio, computed and accrued daily and payable monthly. The equivalent annual effective rates for the Capital Growth Portfolio and the International Portfolio were .46% and .84%, respectively. For the period May 1, 2001 to June 30, 2001 the Advisor did not impose any of its Management Fee for the Health Science Portfolio which was equivalent to an annualized effective rate of .00%. As manager of the assets of each Portfolio, the Advisor directs the investments of the Portfolios in accordance with their respective investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement.

The Trustees authorized the Fund on behalf of each Portfolio to pay Scudder Fund Accounting Corp., a subsidiary of the Advisor, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Scudder Service Corporation, a subsidiary of the Advisor, is the transfer and shareholder service agent of the Fund.






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In accordance with the Master Distribution Plan, Scudder Investor Services, Inc.
("SIS"), a subsidiary of the Advisor, receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, SIS remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. Related fees for such services are detailed in each Portfolio's statement of operations.

Until April 30, 2002, the Advisor has agreed to maintain the expenses for the 21st Century Portfolio, the Global Discovery Portfolio and the Health Sciences Portfolio, excluding 12b-1 fees, to the extent necessary so that the Portfolios' expenses are maintained at 1.50%, 1.25% and .95%, respectively, of average daily net assets. For the Health Sciences Portfolio during the period May 1, 2001 to June 30, 2001 the Advisor waived all accounting fees and reimbursed an additional $2,414 of portfolio expenses.

The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. Allocated Trustees' fees and expenses for each Portfolio for the period ended June 30, 2001 are detailed in each Portfolio's statement of operations. In addition, a one-time fee was accrued for payment to those Trustees not affiliated with the Advisor who are not standing for re-election, under the reorganization discussed in Note F. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear all of such costs.

                                                                Trustee
                                                                Severance
                                                               Absorbed by
           Portfolio                                              ZSI ($)
           ---------------------------------------------------------------------
           Money Market Portfolio.............................     3,157
           Bond Portfolio.....................................    10,131
           Balanced Portfolio.................................    18,941
           Growth and Income Portfolio........................    19,724
           Capital Growth Portfolio...........................   112,425
           21st Century Growth Portfolio......................     2,636
           Global Discovery Portfolio.........................    17,074
           International Portfolio............................    74,892

D. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus .5%. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

During the six months ended June 30, 2001, the Balanced Portfolio borrowed $300,000 under this line of credit arrangement with an interest rate of 4.25%. Interest expense for the six months ended June 30, 2001, was $106.




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E. Expense Off-Set Arrangements

The Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio and Health Sciences Portfolio have entered into an arrangement with their custodian whereby credits as a result of uninvested cash balances were used to reduce a portion of the Portfolios' expense. During the six months ended June 30, 2001, the custodian fees were reduced as follows:


                                                 Custody
                                               Credits ($)
--------------------------------------------------------------------------------
Money Market Portfolio.............................     196
Bond Portfolio.....................................   4,278
Balanced Portfolio.................................     163
Growth and Income Portfolio........................     177
Capital Growth Portfolio...........................     700
21st Century Growth Portfolio......................   1,177
Health Sciences Portfolio                                --

F. Reorganization

ZSI has completed a program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program streamlines the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services previously paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

G. Change in Accounting Principle

As required, effective January 1, 2001, each Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, each Portfolio did not amortize premiums on debt securities. The following Portfolios were impacted by the adoption of the audit guide as follows:

Bond Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $39,869 reduction in cost of securities and a corresponding $39,869 increase in net unrealized appreciation, based on securities held by the Bond Portfolio on January 1, 2001. The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $126,681, increase net unrealized appreciation by $43,079 and increase net realized gains by $83,602. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Balanced Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $36,492 reduction in cost of securities and a corresponding $36,492 increase in net unrealized appreciation, based on securities held by the Balanced Portfolio on January 1, 2001. The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $54,736, increase net unrealized appreciation by $57,112 and decrease net realized gains by $2,376. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.




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About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 345 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the United States Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.


--------------------------------------------------------------------------------


Scudder Insurance Agency, Inc.
Two International Place
Boston, MA 02110
1-800-862-2038



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments